=======================---------------------------------------------------------
DEAR SHAREHOLDER:
======================



              [GRAPHICAL REPRESENTATION OF GUARDIAN LIFE BUILDING]



                  1997 IN THE ECONOMIC/FINANCIAL HALL OF FAME


                              ---------------------


                                     [PHOTO]


                              ---------------------

                              Frank J. Jones, Ph.D.



     Recently a new member has been elected into the Baseball Hall of Fame, the Heisman Trophy winner has been selected, and the Number 1 college football team(s) in the country has (have) been picked. In the spirit of the times, and given the end of the year, I thought it would be interesting to consider various calendar years for inclusion in the U.S. economic/financial Hall of Fame.

     To begin with my conclusion, I believe that 1997 should be included in the U.S. economic/financial Hall of Fame. And perhaps a statue of 1997 should even be positioned in the Hall's entrance, just as a statue of Babe Ruth appears in the entrance of the Baseball Hall of Fame in Cooperstown. The year 1997 may be the best U.S. economic/financial year ever.

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


--------------------------------------------------------------------------------

     Let me begin my case for 1997 in the Hall of Fame with some supporting statistics. First, consider economic statistics:

     o Strong economic growth: the real Gross Domestic Product growth for the year was 3.8%, the highest since 1988;

     o The unemployment rate decreased to 4.6% during November, the lowest since October 1973;

     o Capacity utilization increased to 83.4% at year end, the highest since September 1995;

     o Industrial production increased by 5% during 1997, the strongest year since 1994;

     o Labor productivity, specifically manufacturing productivity, increased by 9.8% during the third quarter of 1997, the strongest growth in a quarter since the second quarter of 1982;

     o    And, not surprisingly, consumer confidence is at a 28-year high.

     These economic growth statistics are strong in isolation, but are even stronger considering that the economy is ending its seventh year of expansion (which started during March 1991), the second longest post-WWII expansion, exceeded only by the 34 quarter expansion that began during 1960.

     Given such strong growth seven years into an expansion, inflation would have been expected to be a problem. Consider, however, the following:

     o The Consumer Price Index (CPI) during 1997 increased by only 1.7%, the lowest level since 1986 (1.1%), which was caused by declining oil prices; core CPI (excluding food and energy) increased by 2.2%, the lowest since 1965 (1.5%);

     o The Producer Price Index (PPI) declined by 1.2% during 1997, following a 2.8% increase in 1996; this decrease was the largest decrease since a 3.3% decrease in 1986, due mainly to falling oil prices. The core rate of PPI, which excludes food and energy, rose by only 0.1% during 1997, the smallest annual gain on record;

     o Gold prices have fallen below $280 as of January 1998, the lowest since June 1979--recall that in January 1980, gold prices hit $850 an ounce. As a result, gold mutual funds were the worst performing mutual funds during 1997;

     o Despite the low unemployment, due mainly to strong productivity increases, wages have increased to a level of moderate concern, but not as much as might have been expected. Specifically, during 1997 hourly earnings increased by 3.7%, the highest year over year level since 1989, and the unemployment cost index increased by 3.3%, the highest since 1993.

     With respect to monetary policy during 1997, there was only one Fed action, a tightening from 5% to 5.25% on March 25, 1997. Although subsequent potential Fed tightenings were widely discussed and, indeed, the Fed was on the fence twice during the year, no such tightening occurred. And at the end of 1997, the markets believed that a Fed ease was more likely than a tightening. The Fed, however, seems unlikely to increase or decrease rates soon, and could remain on the sidelines all year.

     With respect to fiscal policy, the federal budget deficit, which was $290.4 billion during 1992, decreased to a deficit of only $22.6 billion during 1997, essentially a rounding error in a $1.6 trillion budget. This is the lowest deficit since 1974, and represented only 0.3% of GDP, which was the lowest since 1970. Many analysts, however, assert, with considerable justification, that the decline in the budget was mainly due to the strong economy, which led to high individual and business income tax receipts, and the strong stock market, which led to large capital gains tax receipts, rather than government policy. Many analysts are forecasting a budget surplus for 1998, the first since 1969.

     This remarkable combination of strong growth and low unemployment, on one hand, and declining inflation, on the other hand, has led to the assertion that

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


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"inflation is missing." To respond to this conundrum of the missing inflation, a new paradigm has evolved. This paradigm's proponents state that, due mainly to improvements in technology, productivity has increased significantly, but this increase is not being captured in our current productivity measures. Thus, they assert, potential GDP has now increased to 3% or more. They further assert that inflation has not increased due to this increase in productivity and potential real GDP growth.

     Those espousing the traditional view, who would expect higher inflation, given the current unemployment rate/capacity utilization/economic growth environment, may cede that some fundamental changes may be occurring, but that the major factors in explaining the current lack of inflation are temporary. The temporary factors include the strong dollar, the reduction in the growth rate of health care costs, declining computer prices and low energy and food costs.

     As a result of stable Fed policy, low inflation, and the declining federal budget deficit, the 30-year Treasury yield decreased to 5.69% on January 12, 1998, its lowest level since 30-year Treasuries have been auctioned beginning in 1977. And these low yields increased housing sales to eleven-year highs.

     Overall, the U.S. economy of 1997 was not a bad economy! In fact, if someone made us an offer today to "can" the 1997 economy and open the can again at the end of 1998 and repeat it, I believe that we would quickly agree.

     But to be in the Hall of Fame, in addition to having a good economy, the stock and bond markets must also perform well. In a year of such ideal economic conditions, the bond and stock markets would be expected to perform well. In fact, both had strong years during 1997. Specifically, after reaching a high of 7.11% during April 1997, the 30-year Treasury bond yield declined to 5.92% by the end of 1997. The Lehman Aggregate Bond Index returned 9.65% during 1997.(1)

     Perhaps even more surprising, the stock market followed very strong performances during 1995 and 1996 with another strong performance during 1997, as summarized in the table below. This was the first time in history that the DJIA has returned over 20% three years in a row.(2)

           -----------------------------------------------------
                                        DJIA          S&P 500(3)
           -----------------------------------------------------
           1995                        24.91%           37.38%
           -----------------------------------------------------
           1996                        28.90%           22.83%
           -----------------------------------------------------
           1997                        36.89%           33.28%
           -----------------------------------------------------
           10-year Average             19.23%           17.92%
           -----------------------------------------------------

     My case for inducting 1997 into the economic/financial Hall of Fame and perhaps even putting a statue in the Hall entrance rests. Long live 1997.

BUT WHAT ARE THE PROSPECTS FOR 1998?

     Economic and financial performance is often driven by unexpected economic shocks. And despite the strong performance in the economy and the financial markets during 1997, there was an unexpected shock, commonly called the "Asian flu." The Asian flu began with the devaluation of the Thai baht on July 2, 1997 and continued with significant pressure on the Hong Kong markets, which prompted the October 25th one-day decline in the DJIA by 554 points or 7.2%. In addition to spreading from Thailand to Malaysia, Indonesia and the Philippines, the flu spread immediately to Korea and continues to provide major concerns for Hong Kong and Japan. Concerns for the economies in not only non-Japan Asia, but also their impacts on Japan, Europe and the U.S., appear to be diverging rather than converging.

     The unexpected event of 1998 could be a continuation of the Asian flu. The IMF "flu shots" might not be enough to cure the patients. The effect of the Asian flu on the U.S. stock market is indicated by the fact that the DJIA reached its 1997 high of 8259.31 on August 6 and closed the year at 7908.25, 4.3% below this record level.

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


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     The moderating effects of the Asian flu on the U.S. economy, however, while causing significant problems, may have obviated another problem. Had the Asian flu not occurred, the Fed would have been faced with a strong economy and growing wage rates and, despite the absence of actual inflation, may well have made one or more preemptive tightenings during the second half of 1997. Even one tightening may have had a significant effect on the U.S. stock and bond markets through expectations of subsequent tightenings. The onset of the Asian flu probably averted a Fed tightening for two reasons. First, the common view was that the Asian situation would reduce real GDP in the U.S. by 0.5% or more, a decline in economic growth which has been sufficient for the Fed to avoid tightening. Second, the Fed was handcuffed from tightening because of the effect it would have had on the world markets, which may have been much more severe than its minimal effect on the U.S. economy.

     What about 1998? First, do not expect another 1997 in terms of stock market performance. The major uncertainty for 1998 continues to be the effect of the Asian situation on U.S. economic growth and U.S. corporate profits. While the Asian situation will certainly mitigate U.S. inflation, it will also certainly reduce exports by the U.S. to Asia, not only the Flying Tigers, but also Korea and very importantly Japan, and also reduce the pricing power of U.S. corporations which export to these countries or compete with imports from those countries. While the operating earnings growth of S&P 500 companies was 10.5% during 1997, it is likely to be less than that, perhaps 5%-8%, during 1998. But the stock market appears more attractive now than it did on August 6 when the Dow was at 8,259.31. Other potential threats, however, include slow European growth and the effects of the European Monetary Unit, the maturation of the U.S. economic expansion and trade wars induced by developing protectionism and isolationism.

     Our expectations for 1998 are modest. However, modest expectations are not negative expectations. We do not expect a recession during 1998 and in general our expectations are ambivalent regarding whether the next Fed movement will be an easing due to the inflationary effects of Asia or a tightening due to increasing employment growth and wage increases. The balance is between a strong domestic economy and an economic drag from Asia. The year 1998 could be a solid performer, even if not a "Ruthian" look-alike or evena Hall of Fame candidate, for both the economy and the markets.



                                           Regards,


                                       /s/ FRANK J. JONES
                                       ----------------------------------------
                                           Frank J. Jones, Ph.D.
                                           President, The Park Avenue Portfolio

----------

(1) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity.

(2) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market performance.

(3) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.

--------------------------------------------------------------------------------

THE PARK AVENUE PORTFOLIO

TABLE OF CONTENTS
                                                          PORTFOLIO    SCHEDULE
                                                           MANAGER        OF
                                                          INTERVIEW  INVESTMENTS
===================================================-----------------------------
THE GUARDIAN PARK AVENUE FUND                               | 2 |       | 19 |
===================================================
OBJECTIVE:   Long-term growth of capital
---------------------------------------------------
PORTFOLIO:   At least 80% common stocks and
             securities convertible into
             common stocks
---------------------------------------------------
INCEPTION:   June 1, 1972
---------------------------------------------------
NET ASSETS AT DECEMBER 31, 1997:  $2,514,378,189
---------------------------------------------------

"WE BELIEVE THAT SOUNDLY-BASED QUANTITATIVE MODELS PROVIDE
A VALUABLE TOOL. AT THE SAME TIME, FAST-BREAKING NEWS AND
UNUSUAL INVESTMENT ISSUES REQUIRE THE BALANCED JUDGMENT OF
A CAPABLE PORTFOLIO MANAGER. WE BELIEVE THE SUREST PATH TO
CONSISTENTLY ABOVE-AVERAGE RETURNS REQUIRES THE
SYNERGISTIC RESULTS OF COMBINING GOOD QUANTITATIVE TOOLS
WITH GOOD MANAGER JUDGMENT."

                                --Charles E. Albers, C.F.A.
                                  Portfolio Manager


===================================================-----------------------------
THE GUARDIAN PARK AVENUE SMALL CAP FUND                     | 6 |       | 25 |
===================================================
OBJECTIVE:   Long-term growth of capital
---------------------------------------------------
PORTFOLIO:   At least 85% in a diversified
             portfolio of common stocks and
             convertible securities issued by
             companies with small market
             capitalization
---------------------------------------------------
INCEPTION:   May 1, 1997
---------------------------------------------------
NET ASSETS AT DECEMBER 31, 1997:  $119,263,775
---------------------------------------------------

"OUR BASIC APPROACH DURING 1997 AND INTO 1998 IS TO
COMBINE OUR QUANTITATIVE METHODOLOGIES WITH FUNDAMENTAL
JUDGMENTS FROM OUR PORTFOLIO MANAGERS AND ANALYSTS.
PARTICULARLY WHEN DEALING WITH SMALLER COMPANIES, MANY OF
WHICH HAVE SHORTER OPERATING HISTORIES, MORE VARIABLE
OPERATIONS AND LESS RESEARCH COVERAGE, OUR KNOWLEDGE OF
THE COMPANIES AND THEIR INDUSTRIES IS A USEFUL ADJUNCT TO
OUR QUANTITATIVE APPROACH."

                                --Charles E. Albers, C.F.A.
                                  Co-Portfolio Manager

                                --Larry Luxenberg, C.F.A.
                                  Co-Portfolio Manager


===================================================-----------------------------
THE GUARDIAN ASSET ALLOCATION FUND                          | 8 |       | 28 |
===================================================
OBJECTIVE:   Long-term total investment return
             consistent with moderate risk
---------------------------------------------------
PORTFOLIO:   A mixture of equity securities, debt
             obligations and money market
             instruments; purchases shares of
             The Guardian Park Avenue, Investment
             Quality Bond and Cash Management Funds
---------------------------------------------------
INCEPTION:   February 16, 1993
---------------------------------------------------
NET ASSETS AT DECEMBER 31, 1997:  $151,014,330
---------------------------------------------------

"WE ALSO BENEFITED FROM THE EXCELLENT STOCK SELECTION
CAPABILITIES OF OUR EQUITY GROUP, HEADED BY CHUCK ALBERS.
IMPORTANTLY, THIS YEAR THE FUND BEGAN TO DIRECTLY PURCHASE
SHARES OF THE GUARDIAN PARK AVENUE FUND RATHER THAN
INDIVIDUAL STOCKS. THIS WILL HAVE THE IMPORTANT BENEFIT OF
INCREASING THE FUND'S LEVEL OF DIVERSIFICATION."

                                --Jonathan C. Jankus, C.F.A.
                                  Portfolio Manager

THE PARK AVENUE PORTFOLIO

                                                          PORTFOLIO    SCHEDULE
                                                           MANAGER        OF
                                                          INTERVIEW  INVESTMENTS
===================================================-----------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND             | 10 |      | 31 |
===================================================
OBJECTIVE:   Long-term growth of capital
---------------------------------------------------
PORTFOLIO:   At least 80% in a diversified
             portfolio of common stocks of
             companies domiciled outside of the
             United States
---------------------------------------------------
INCEPTION:   February 16, 1993
---------------------------------------------------
NET ASSETS AT DECEMBER 31, 1997:  $73,267,467
---------------------------------------------------

"GUARDIAN BAILLIE GIFFORD LIMITED CONTINUED TO EMPLOY ITS
STRATEGY OF MANAGING A DIVERSIFIED PORTFOLIO OF
INTERNATIONAL EQUITIES, PAYING PARTICULAR ATTENTION TO THE
FUNDAMENTAL ATTRACTIONS OF INDIVIDUAL COMPANIES IN TERMS
OF THEIR PROFITABILITY, STRENGTH OF BALANCE SHEET, AND
EARNINGS GROWTH PROSPECTS."

                                --R. Robin Menzies
                                  Portfolio Manager


===================================================-----------------------------
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND          | 12 |      | 34 |
===================================================
OBJECTIVE:   Long-term capital appreciation
---------------------------------------------------
PORTFOLIO:   At least 65% in a portfolio of
             common stocks issued by emerging
             market companies
---------------------------------------------------
INCEPTION:   May 1, 1997
---------------------------------------------------
NET ASSETS AT DECEMBER 31, 1997:  $23,481,048
---------------------------------------------------

"IT IS DIFFICULT TO PREDICT HOW LONG IT WILL TAKE FOR THE
FINANCIAL STORMS IN THE EMERGING MARKETS TO BLOW OVER; THE
SITUATION IS STILL VERY FLUID. WE BELIEVE THAT MANY
EMERGING MARKETS ARE NOW GOOD VALUE AS A RESULT, AND THAT
THEY WILL PERFORM WELL AS INVESTORS' CONFIDENCE RETURNS,
RATHER AS THE UNAFFECTED MARKETS RECOVERED IN THE WAKE OF
MEXICO'S PROBLEMS IN 1993. WE BELIEVE THAT THE FUND IS
WELL-POSITIONED TO TAKE ADVANTAGE OF SUCH A RECOVERY, AND
WE ARE CONFIDENT THAT THE COMPANIES AND COUNTRIES IN WHICH
WE HAVE INVESTED HAVE GOOD LONG-TERM PROSPECTS AND STAND
AT REASONABLE VALUATIONS."

                                --Edward H. Hocknell
                                  Portfolio Manager


===================================================-----------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND                   | 14 |      | 37 |
==================================================
OBJECTIVE:   A high level of current income and
             capital appreciation without undue
             risk to principal
--------------------------------------------------
PORTFOLIO:   At least 80% investment-grade debt
             obligations and U.S. government
             securities
--------------------------------------------------
INCEPTION:   February 16, 1993
--------------------------------------------------
NET ASSETS AT DECEMBER 31, 1997:  $98,934,712
--------------------------------------------------

"THE FUND'S OVERALL STRATEGY WAS TO MAXIMIZE THE TOTAL
RETURN OF A DIVERSIFIED FIXED-INCOME PORTFOLIO OF
INVESTMENT GRADE CORPORATE, MORTGAGE-BACKED, ASSET-BACKED,
AND U.S. GOVERNMENT SECURITIES. SPECIFICALLY, WE SOUGHT TO
IDENTIFY ATTRACTIVE ASSET ALLOCATION WEIGHTINGS BASED ON
RELATIVE VALUATION ANALYSIS AND THEN INVEST IN SECURITIES
THAT HAD SUPERIOR RISK/RETURN PROFILES WHILE NOT
ENGAGING IN INTEREST RATE OR MARKET TIMING STRATEGIES."

                                --Thomas G. Sorell, C.F.A.
                                  Co-Portfolio Manager

                                --Howard W. Chin
                                  Co-Portfolio Manager

THE PARK AVENUE PORTFOLIO

                                                          PORTFOLIO    SCHEDULE
                                                           MANAGER        OF
                                                          INTERVIEW  INVESTMENTS
===================================================-----------------------------
THE GUARDIAN TAX-EXEMPT FUND                                | 16 |      | 40 |
===================================================
OBJECTIVE:   Maximum current income exempt
             from federal taxes consistent with
             preservation of capital
---------------------------------------------------
PORTFOLIO:   At least 80% investment-grade
             debt obligations issued by state
             and local authorities
---------------------------------------------------
INCEPTION:   February 16, 1993
---------------------------------------------------
NET ASSETS AT DECEMBER 31, 1997:  $47,360,315
---------------------------------------------------

"DURING 1997, THE FUND PURCHASED BONDS WITH THE PURPOSE
OF ENHANCING THE FUND'S GEOGRAPHIC AND SECTOR
DIVERSIFICATION. IT IS IMPORTANT TO HAVE DIVERSIFICATION
IN THE FUND TO TRY TO LIMIT THE FUND'S EXPOSURE TO ANY ONE
SECTOR OR REGION. DIVERSIFICATION CAN HELP PROTECT THE
FUND FROM SEVERE DECLINES IN THE EVENT THAT A PARTICULAR
REGION OR SECTOR EXPERIENCES AN ECONOMIC HARDSHIP."

                                --Alexander M. Grant, Jr.
                                  Portfolio Manager


===================================================-----------------------------
THE GUARDIAN CASH MANAGEMENT FUND                           | 18 |      | 42 |
===================================================
OBJECTIVE:   As high a level of current income
             as is consistent with liquidity and
             preservation of capital
---------------------------------------------------
PORTFOLIO:   Short-term money market instruments
---------------------------------------------------
INCEPTION:   November 3, 1982
---------------------------------------------------
NET ASSETS AT DECEMBER 31, 1997:  $138,387,686
---------------------------------------------------

"THE GUARDIAN CASH MANAGEMENT FUND IS A PLACE FOR OUR
INVESTORS TO PUT THEIR MONEY WHILE THEY DECIDE THEIR
PREFERRED LONG-TERM INVESTMENT VEHICLE, BE IT STOCKS OR
BONDS. ALSO, SOME OF OUR INVESTORS PREFER THE RELATIVE
STABILITY OF THE MONEY MARKETS. TO BEST ACCOMMODATE ALL
OUR INVESTORS, WE WILL CONTINUE TO TRY TO PROVIDE A STRONG
7-DAY YIELD, WHILE OFFERING SAFETY AND LIQUIDITY."

                                --Alexander M. Grant, Jr.
                                  Portfolio Manager


===================================================-----------------------------
FINANCIAL STATEMENTS                                                    | 44 |
===================================================


===================================================-----------------------------
NOTES TO FINANCIAL STATEMENTS                                           | 52 |
===================================================


===================================================-----------------------------
FINANCIAL HIGHLIGHTS                                                    | 62 |
===================================================


===================================================-----------------------------
INDEPENDENT AUDITORS REPORT                                             | 68 |
===================================================

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THE GUARDIAN PARK AVENUE FUND
-----------------------------

[PHOTO]
Charles E. Albers, C.F.A.
Portfolio Manager

Q. HOW DID THE FUND PERFORM IN 1997?

A. The year 1997 was terrific for most U.S. equity investors. Despite challenging crosscurrents within the market, The Guardian Park Avenue Fund performed very well, both absolutely and relative to our mutual fund peer group.

     During 1997, the Fund provided a total return of 34.85% to its shareholders.(1) That result bettered the 33.28% total return on the benchmark S&P 500 Composite Index.(2) Also, the Fund's 1997 return substantially exceeded the return of the average fund in our peer group, Lipper's U.S. Growth Funds, which was 25.30% over the same period.(3)

     Of course, from a shareholder's viewpoint, what matters most is the long-term investment record. Here, too, the Fund looks good. For the 5-year period ended December 31, 1997, the Fund ranked in the top 5.1% of the Lipper peer group; for the period of the last 10 years, it ranked in the top 12.2% of the peer group; and for the period of the last 15 years, it ranked in the top 5.1% (and #6 overall).(4) (See details in the following table.) We think these statistics are pretty impressive!

--------------------------------------------------------------------------------
                COMPARATIVE AVERAGE ANNUAL
                 TOTAL RETURNS FOR PERIODS      RANKING INFORMATION FOR PERIODS
                  ENDED DECEMBER 31, 1997           ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                LIPPER U.S.     GUARDIAN PARK     GUARDIAN PARK
              GUARDIAN PARK    GROWTH FUNDS      AVENUE FUND       AVENUE FUND
               AVENUE FUND       AVERAGE         LIPPER RANK       PERCENT RANK
--------------------------------------------------------------------------------
   1 Year        34.85%           25.30%       63 (out of 820)          7.7%
--------------------------------------------------------------------------------
   5 Year        22.11%           16.82%       16 (out of 311)          5.1%
--------------------------------------------------------------------------------
  10 Year        19.21%           16.39%       22 (out of 181)         12.2%
--------------------------------------------------------------------------------
  15 Year        19.00%           14.97%        6 (out of 116)          5.1%
--------------------------------------------------------------------------------


Q: WHAT FACTORS AFFECTED FUND PERFORMANCE IN 1997?

A: Looking back, three factors were critical.

     First, we did a comparatively good job of addressing the important cap-size issue. In 1997, for the third consecutive year, large cap stocks performed better than small caps, as shown in this table:

-------------------------------------------------------
                                   % TOTAL RETURN
                                 ----------------------
                                 1995     1996     1997
                                 ----     ----     ----
   Large Caps (S&P 500
    Composite Index)             +37.4    +22.8   +33.3
   ----------------------------------------------------
   Small Caps (Russell 2000
    Index)(5)                    +28.4    +16.5   +22.2
-------------------------------------------------------

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents total return for Class A shares--return for Class B shares would be lower to reflect higher operating expenses associated with the B share class. Total return figures do not take into account the current maximum sales charges except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower.

(2) The S&P 500 Composite Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses, which are deducted from the Fund's return. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(4) Lipper rankings were reported in Lipper's Mutual Funds Performance Analysis Special Report 4th Quarter 1997. Lipper rankings are based on total returns and do not take into account any deductions for sales loads.

(5) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market.

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

     Throughout this period, the Fund has correctly maintained a weighted average cap size which was larger than our peer group of mutual funds, and this has benefited the Fund's relative performance. We tilted the GPAF portfolio slightly more towards small caps in the second quarter, which proved timely as the small caps outperformed large caps during the second and third quarters.

     Next, during the third quarter, we perceived the developing Asian contagion a bit earlier than most U.S. money managers. In the fall of 1997, we reacted by paring back positions in many companies with significant Asian exposure, while re-deploying the proceeds into other companies with more domestically-oriented businesses. That move undoubtedly benefited our results in the fourth quarter, when the impact of the Asian financial collapse became widely discounted in U.S. market prices.

     And, finally, another factor which contributed to our relatively good investment performance was our multi-factor quantitative stock scoring system. This system has generally provided us solid guidance over the years in stock selection, and this favorable record continued in 1997.

Q. WHAT STRATEGIES DO YOU USE TO MANAGE THE FUND?

A. There was no change in our strategic approach during this period. We believe that soundly-based quantitative models provide a valuable tool. At the same time, fast-breaking news and unusual investment issues require the balanced judgment of a capable portfolio manager. We believe the surest path to consistently above-average returns requires the synergistic results of combining good quantitative tools with good manager judgment.

     Our quantitative models look at the portfolio two different ways:
"top-down" and "bottom-up." The "top-down" approach involves a cluster of different predictive models that we use to identify which overall portfolio style has the best performance prospects. The "bottom-up" approach uses our multi-factor stock scoring system to identify specific attractive stocks within our 2000-stock research universe. We believe that both the "top-down" and "bottom-up" perspectives are important, and the best results can be achieved by combining both within one portfolio.

Q. HOW HAS THE PORTFOLIO BEEN POSITIONED IN DIFFERENT ECONOMIC SECTORS?

A. The portfolio's principal sector overweight during 1997 has been Financials, which represented 30.3% of the portfolio at year-end, compared with 17.1% in the S&P 500 Composite Index. This sector was a strong outperformer during the year, benefiting from a decline in interest rates, the best asset quality in a generation, industry consolidation and more efficient use of capital.

     The portfolio at year-end also had major stakes in the Energy (15.9%) and Capital Goods/Technology (14.4%) sectors. (See following pie chart for the complete portfolio breakdown.) Importantly, the major sector with the worst relative market performance in 1997 was Basic Industries, and the Fund was underweighted there compared with the benchmark.

Q. HAVE YOU ANY COMMENTS ON THE OUTLOOK FOR 1998?

A. We are certainly not market timers. We are cautiously optimistic about market prospects for 1998. As usual, we counsel investors to take a long-term view of the equity investment process.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND PROFILE
AS OF DECEMBER 31, 1997
--------------------------------------------

    ----------------------------------------
    THE GUARDIAN PARK AVENUE FUND--                   SECTOR WEIGHTINGS
    TOP 10 HOLDINGS AS OF 12/31/97                   COMMON STROCKS HELD
                                                BY THE FUND ON DECEMBER 31, 1997
     1. General Electric Co.           2.91%
    ----------------------------------------
     2. Exxon Corp.                    2.66%       [GRAPHICAL REPRESENTATION
    ----------------------------------------             OF PIE CHART]
     3. Int'l. Business Machines       2.50%
    ----------------------------------------       Credit Cyclicals--0.5%
     4. Storage Technology Corp.       1.80%       Utilities--4.3%
    ----------------------------------------       Consumer Cyclical--6.7%
     5. Travelers Group, Inc.          1.69%       Conglomerates--1.4%
    ----------------------------------------       Consumer Services--2.6%
     6. Chase Manhattan Corp.          1.67%       Transportation--2.9%
    ----------------------------------------       Consumer Staples--9.2%
     7. Microsoft Corp.                1.40%       Financial--30.4%
    ----------------------------------------       Capital Goods--7.1%
     8. BankAmerica Corp.              1.37%       Basic Industries--4.6%
    ----------------------------------------       Energy--15.9%
     9. Ameritech Corp.                1.37%       Capital Goods-
    ----------------------------------------                 Technology--14.4%
    10. Allstate Corp.                 1.36%
    ----------------------------------------

    For a complete list of portfolio holdings, please see the schedule of investments.

---------------------------------------------

----------------------------------------------------------------------------------------------------------
               AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 12/31/97

                                                 Inception                                         Since
                                                   Date     1 Year      5 Years    10 Years      Inception
----------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)               6/1/72      28.76%      20.99%     18.66%         16.54%
 At Net Asset Value (without sales charge)                   34.85%      22.11%     19.21%         16.75
----------------------------------------------------------------------------------------------------------
 Class B Shares (with sales charge)               5/1/96     29.53%        N/A        N/A          29.18%
 At Net Asset Value (without sales charge)                   33.53%        N/A        N/A          30.95%
----------------------------------------------------------------------------------------------------------
 S&P 500 Index                                               33.28%      20.17%     17.92%         13.01%
                                                                                                  (6/1/72)
----------------------------------------------------------------------------------------------------------

(1) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where indicated. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 4%), except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]

           The Guardian                            Lipper U.S.
         Park Avenue Fund        S&P 500          Equity Growth         Cost of
            (Class A)             Index            Fund Average         Living
           -----------         -----------         -----------        ----------
6/1/72      1    9550           1   10000           1   10000         1   10000
1972        2    9352           2    9791           2    9746         2   10072
            3    9495           3   10173           3    9548         3   10169
            4    9919           4   10936           4   10002         4   10266
1973        5    8954           5   10404           5    8773         5   10483
            6    7758           6    9802           6    7699         6   10676
            7    9104           7   10271           7    8788         7   10918
            8    8355           8    9320           8    7686         8   11184
1974        9    8898           9    9061           9    7492         9   11546
           10    8095          10    8376          10    6661        10   11836
           11    6816          11    6276          11    5224        11   12222
           12    7016          12    6861          12    5701        12   12536
1975       13    9052          13    8434          13    7001        13   12754
           14   10222          14    9724          14    8176        14   12923
           15    9524          15    8662          15    7174        15   13188
           16   10311          16    9410          16    7588        16   13430
1976       17   12315          17   10819          17    8924        17   13527
           18   12926          18   11077          18    9084        18   13696
           19   13570          19   11281          19    9043        19   13913
           20   14714          20   11627          20    9483        20   14106
1977       21   14578          21   10762          21    8951        21   14396
           22   15548          22   11107          22    9480        22   14614
           23   15171          23   10794          23    9340        23   14807
           24   15894          24   10765          24    9674        24   15048
1978       25   16186          25   10235          25    9527        25   15314
           26   17952          26   11100          26   10724        26   15700
           27   19593          27   12062          27   11821        27   16063
           28   18195          28   11455          28   11002        28   16401
1979       29   19967          29   12263          29   11945        29   16884
           30   20459          30   12583          30   12544        30   17440
           31   22475          31   13535          31   13793        31   17971
           32   23489          32   13539          32   14501        32   18575
1980       33   22448          33   12987          33   13536        33   19348
           34   24637          34   14722          34   15484        34   19928
           35   27183          35   16363          35   18053        35   20266
           36   28544          36   17908          36   19852        36   20870
1981       37   30553          37   18146          37   20432        37   21401
           38   30553          38   17726          38   20347        38   21860
           39   28041          39   15910          39   17993        39   22488
           40   30196          40   17010          40   19380        40   22729
1982       41   28244          41   15773          41   18074        41   22874
           42   28221          42   15682          42   18100        42   23430
           43   32078          43   17473          43   20123        43   23599
           44   37863          44   20656          44   24326        44   23599
1983       45   42172          45   22720          45   27061        45   23696
           46   49604          46   25228          46   30611        46   24010
           47   48521          47   25185          47   29869        47   24251
           48   48698          48   25281          48   29333        48   24493
1984       49   46645          49   24675          49   27414        49   24855
           50   47823          50   24028          50   26721        50   25048
           51   53052          51   26344          51   28574        51   25290
           52   54864          52   26823          52   28930        52   25483
1985       53   61530          53   29283          53   31492        53   25797
           54   65012          54   31410          54   33601        54   25966
           55   60468          55   30132          55   32193        55   26111
           56   72960          56   35290          56   37156        56   26449
1986       57   87231          57   40238          57   42720        57   26353
           58   93553          58   42592          58   44999        58   26425
           59   82542          59   39627          59   41062        59   26570
           60   86371          60   41842          60   42571        60   26763
1987       61  106898          61   50759          61   51317        61   27126
           62  104621          62   53272          62   52563        62   27440
           63  111995          63   56777          63   55749        63   27729
           64   88927          64   43977          64   44085        64   27947
1988       65  100335          65   46480          65   47392        65   28164
           66  107311          66   49515          66   50056        66   28502
           67  105853          67   49653          67   49730        67   28913
           68  107404          68   51158          68   50482        68   29179
1989       69  117426          69   54775          69   54123        69   29656
           70  124277          70   59546          70   58562        70   29976
           71  135522          71   65881          71   64497        71   30169
           72  133003          72   67206          72   63984        72   30531
1990       73  131154          73   65183          73   62581        73   31087
           74  131990          74   69211          74   67101        74   31401
           75  111333          75   59736          75   56465        75   32029
           76  116611          76   65046          76   61087        76   32415
1991       77  138452          77   74504          77   71872        77   32633
           78  136860          78   74303          78   71176        78   32874
           79  149259          79   78263          79   76341        79   33116
           80  157618          80   84775          80   83235        80   33382
1992       81  162078          81   82672          81   82319        81   33647
           82  159469          82   84210          82   80113        82   33889
           83  167044          83   86846          83   82496        83   34106
           84  189879          84   91214          84   89848        84   34396
1993       85  208278          85   95200          85   92144        85   34686
           86  215651          86   95619          86   92749        86   34879
           87  234327          87   98067          87   97203        87   35048
           88  228375          88  100342          88   99458        88   35338
1994       89  221843          89   96569          89   96044        89   35556
           90  219203          90   96936          90   93504        90   35773
           91  227686          91  101657          91   98580        91   36087
           92  225091          92  101617          92   97271        92   36280
1995       93  245506          93  111514          93  104431        93   36546
           94  271285          94  122063          94  114202        94   36836
           95  298576          95  131706          95  123909        95   37005
           96  302248          96  139569          96  126735        96   37126
1996       97  317905          97  147050          97  133553        97   37585
           98  334627          98  153579          98  139376        98   37850
           99  348213          99  158217          99  143418        99   38019
          100  382268         100  171365         100  150775       100   38331
1997      101  386091         101  176009         101  148815       101   38712
          102  452576         102  206652         102  172283       102   39010
          103  502902         103  222048         103  190631       103   39400
          104  515475         104  228376         104  188286       104   39873

PERFORMANCE FOR CLASS B SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO SUCH SHARE CLASS.


A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $515,475 on December 31, 1997. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $228,376. The Fund also fared well relative to other U.S. growth funds. The average return of U.S. equity growth funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of The Guardian Park Avenue Fund. The average of U.S. growth funds on the same $10,000 investment over the same time period would have been $188,286. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lenda more complete understanding of the investment's real worth.

--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------
  THE GUARDIAN PARK AVENUE SMALL CAP FUND
-----------------------------------------

[PHOTO]

  Charles E. Albers, C.F.A.
  Co-Portfolio Manager

[PHOTO]

  Larry Luxenberg, C.F.A.
  Co-Portfolio Manager

Q. 1997 WAS A VOLATILE YEAR FOR THE STOCK MARKET. HOW DID THE FUND DO IN ITS FIRST YEAR?

A. The Fund had an outstanding first year, both in absolute and relative terms. From May 1, 1997, the date the Fund's shares were first offered to the public, through year-end, the Fund had a total return of 36.30% (Class A shares).(1) That result bettered the 28.70% total return of The Russell 2000 Index,(2) a leading benchmark of small-cap performance for the same time period. In addition, the Fund's 1997 return exceeded the return over the same period of the average fund in our Lipper peer group of Small Cap Funds, which was 30.40%.(3)

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

A. Two factors that contributed to the Fund's performance in 1997 were our quantitative stock selection models and our sector selection. Our time-tested quantitative models have proven successful with The Guardian Park Avenue Fund, and we have adapted those same techniques for use in selecting small cap stocks. This disciplined and systematic approach proved particularly helpful during a tumultuous year like the past one.

     Throughout the year, our largest sector concentration was in financial stocks, and we remained overweighted relative to the Russell 2000 throughout the year. Financial stocks performed well, benefiting from a decline in interest rates, the best asset quality in a generation, industry consolidation and more efficient use of capital.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND IN 1997?

A. Our basic approach during 1997 and into 1998 is to combine our quantitative methodologies with fundamental judgments from our portfolio managers and analysts. Particularly when dealing with smaller companies, many of which have shorter operating histories, more variable operations and less research coverage, our knowledge of the companies and their industries is a useful adjunct to our quantitative approach.

Q. WHAT DO YOU ANTICIPATE FOR 1998?

A. Entering the new year, there is much to be optimistic about. The U.S. economy by many measures is the best in 30 years. Inflation and interest rates are low, while employment and corporate profits are high. But after three strong years for the market, valuations are high by historic standards and overseas economies are in turmoil. With this in mind we are approaching the market cautiously, looking for companies that will benefit from low interest rates and are less affected by the turbulence abroad.


--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 4%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses, which are deducted from the Fund's return.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
THE GUARDIAN PARK AVENUE SMALL CAP FUND PROFILE
AS OF DECEMBER 31, 1997
-----------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]

           The Guardian                              The Guardian
            Park Avenue                               Park Avenue
          Small Cap Fund       Russell 2000         Small Cap Fund
            (Class A)             Index               (Class B)
          --------------       ------------         --------------
1997       1       9550        1      10000          1      10000
           2      10420        2      11112          2      10510
           3      11000        3      11589          3      11086
           4      11805        4      12128          4      11880
           5      12048        5      12405          5      12116
           6      13348        6      13313          6      13373
           7      12890        7      12729          7      12938
           8      12815        8      12646          8      12863
           9      13018        9      12867          9      12647

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A and Class B shares of The Guardian Park Avenue Small Cap Fund and the Russell 2000 Index. The starting point of $9,550 for Class A shares reflects the maximum sales load of 4.5% that an investor may have to pay when purchasing shares of the Fund. For Class B shares the contingent deferred sales load of 4% was imposed at the end of the period. The Index and Class B shares begin at $10,000.

    ----------------------------------------------
    THE GUARDIAN PARK AVENUE SMALL CAP FUND--
    TOP TEN HOLDINGS AS OF 12/31/97
    ----------------------------------------------
     1. Fidelity Nat'l Financial, Inc.       2.69%
    ----------------------------------------------
     2. AFC Cable Systems Inc.               2.48%
    ----------------------------------------------
     3. Ethan Allen Interiors Inc.           2.13%
    ----------------------------------------------
     4. Earthgrains Co.                      1.61%
    ----------------------------------------------
     5. U.S. Freightways Corp.               1.35%
    ----------------------------------------------
     6. Robbins & Myers, Inc.                1.22%
    ----------------------------------------------
     7. Brylane, Inc.                        1.09%
    ----------------------------------------------
     8. Mail-Well, Inc.                      1.09%
    ----------------------------------------------
     9. Airborne Freight Corp.               1.07%
    ----------------------------------------------
    10. CitFed Bancorp, Inc.                 1.05%
    ----------------------------------------------
    For a complete list of portfolio holdings,
    please see the schedule of investments.
    ----------------------------------------------

----------------------------------------------------------------------------
     TOTAL RETURNS(1) FOR PERIODS FROM INCEPTION TO DECEMBER 31, 1997

                                                  Inception          Since
                                                    Date           Inception
----------------------------------------------------------------------------
Class A Shares (with sales charge)                 5/1/97            30.18%
At Net Asset Value (without sales charge)                            36.30%
----------------------------------------------------------------------------
Class B Shares (with sales charge)                 5/6/97            26.47%
At Net Asset Value (without sales charge)                            30.47%
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
----------------------------------

[PHOTO]

Jonathan C. Jankus, C.F.A.
Portfolio Manager

Q. HOW DID THE FUND PERFORM DURING 1997?

A. For the year ended December 31, 1997, the Fund's total return was 24.44% (Class A shares),(1) placing it well above the average 18.51% return of funds with similar objectives and policies in the Lipper universe.(2) The Fund also handily outperformed the median return of 18.18% produced by Morningstar's universe of asset allocation funds.(3) Since its inception on February 16, 1993, the Fund's total aggregate return of 101.94% (or 15.50% on an average annual basis) is also ahead of the aggregate return of 97.09% (14.94% annually) experienced by the Fund's passive composite benchmark (60% of the S&P 500 Index and 40% of the Lehman Aggregate Bond Index, rebalanced monthly).(4) This benchmark's return for 1997 was an impressive 23.69%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE? WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A. This was yet another year in which the investor was either long or wrong. If you invested in equities, you made money. Unlike last year, however, the bond market returned more than cash equivalents. We were correctly overweighted in stocks relative to cash and bonds, averaging about a 65% weight versus our 60% benchmark. We also benefited from the excellent stock selection capabilities of our equity group, headed by Chuck Albers. Importantly, this year the Fund began to directly purchase shares of The Guardian Park Avenue Fund rather than individual stocks. This will have the important benefit of increasing the Fund's level of diversification.

Q. WHAT ARE YOUR EXPECTATIONS FOR THE COMING YEAR?

A. Our investing will, of course, continue to be guided by our quantitative model which, as of year-end, has us invested 57.8% in stocks, 21.5% in bonds and 20.7% in cash. At the time of this writing, the turmoil in the Asian economies and markets continues to cast a pall over the outlook for our own economy. While no one is suggesting a recession at this time, a decline in Gross Domestic Product growth is expected and will likely put something of a damper on corporate profits. This will likely be a year of heightened volatility driven by foreign "stories," since, in addition to Asia, the final stages leading up to European monetary union will be witnessed.

--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 4%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) Morningstar is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Morningstar returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(4) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The S&P 500 and the Lehman Aggregate Bond Index are not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND PROFILE
AS OF DECEMBER 31, 1997
------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]

               The Guardian
             Asset Allocation                              Aggregate
                  Fund                 S&P 500             Bond Fund
                (Class A)               Index                Index
              ------------          ------------         ------------
      1993     1     9550            1    10000           1    10000
               2     9674            2     9988           2    10129
               3     9856            3    10197           3    10172
               4     9798            4     9661           4    10243
               5     9894            5    10211           5    10256
               6    10180            6    10242           6    10442
               7    10180            7    10211           7    10501
               8    10753            8    10586           8    10685
               9    10916            9    10504           9    10714
              10    10877           10    10732          10    10753
              11    10591           11    10619          11    10662
              12    10715           12    10749          12    10720
      1994    13    11116           13    11123          13    10864
              14    10858           14    10814          14    10675
              15    10505           15    10345          15    10412
              16    10429           16    10491          16    10328
              17    10362           17    10646          17    10327
              18    10180           18    10386          18    10305
              19    10362           19    10738          19    10510
              20    10667           20    11167          20    10522
              21    10457           21    10891          21    10368
              22    10658           22    11146          22    10358
              23    10285           23    10732          23    10335
              24    10486           24    10889          24    10407
      1995    25    10419           25    11180          25    10613
              26    11021           26    11608          26    10865
              27    11288           27    11950          27    10932
              28    11365           28    12311          28    11085
              29    11727           29    12784          29    11514
              30    11985           30    13082          30    11598
              31    12539           31    13525          31    11572
              32    12549           32    13548          32    11712
              33    12873           33    14116          33    11826
              34    12759           34    14074          34    11980
              35    13045           35    14677          35    12159
              36    13055           36    14961          36    12330
      1996    37    13355           37    15477          37    12411
              38    13344           38    15613          38    12195
              39    13430           39    15764          39    12110
              40    13516           40    16006          40    12042
              41    13763           41    16399          41    12018
              42    13927           42    16465          42    12179
              43    13449           43    15742          43    12212
              44    13608           44    16068          44    12191
              45    14269           45    16965          45    12403
              46    14781           46    17438          46    12678
              47    15726           47    18746          47    12895
              48    15503           48    18375          48    12775
      1997    49    16340           49    19517          49    12815
              50    16304           50    19676          50    12847
              51    15754           51    18857          51    12704
              52    16424           52    19979          52    12895
              53    17153           53    21204          53    13017
              54    17714           54    22147          54    13172
              55    18842           55    23923          54    13528
              56    18315           56    22601          56    13413
              57    18941           57    23823          57    13611
              58    18818           58    23046          58    13809
              59    19039           59    24112          59    13872
              60    19039           60    24526          60    14012

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A and Class B shares of The Guardian Asset Allocation Fund, the S&P 500 Index and the Lehman Aggregate Bond Index. The starting point of $9,550 for Class A shares reflects the maximum sales load of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. The Index begins at $10,000.

                                TARGET ALLOCATION

                     [GRAPHICAL REPRESENTATION OF PIE CHART]

                         Cash & Cash Equivolents--20.7%
                                  Bonds--21.5%
                                 Stocks--57.8%

The market exposure shown above provides an illustration of the Fund's allocation to different market segments as of December 31, 1997. For a complete listing of Fund holdings, please refer to the Schedule of Investments.

PERFORMANCE FOR CLASS B SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO SUCH SHARE CLASS.

-------------------------------------------------------------------------------------------------------
                      AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 12/31/97

                                                Inception                                      Since
                                                  Date      1 Year          3 Years          Inception
-------------------------------------------------------------------------------------------------------
Class A Shares (with sales charge)               2/16/93    18.84%           20.67%            14.41%
At Net Asset Value (without sales charge)                   24.44%           22.54%            15.50%
-------------------------------------------------------------------------------------------------------
Class B Shares (with sales charge)               5/1/96     19.09%            N/A              19.55%
At Net Asset Value (without sales charge)                   23.09%            N/A              21.41%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Baillie Gifford International Fund
-------------------------------------------------

[PHOTO]

  R. Robin Menzies,
  Portfolio Manager

Q. HOW DID THE FUND PERFORM DURING 1997?

A. The Fund performed well in 1997, with a total return of 11.07% (Class A shares)(1) compared to an increase of 2.1% in the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index.(2) There were marked divergences in the performance of individual international markets during the year, with European markets generally strong, and Asian ones weak.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

A. The Fund's good performance relative to the MSCI EAFE Index was due in part to the Fund's underweighted investment in Japan as compared to the Index. The Fund generally had some 10% less invested in Japan than did the Index over the course of the year. At the end of the year, the Index weighting in Japan was 25.2%, compared to the Fund's 14.5%. In addition, the Japanese stocks held by the Fund, in aggregate, performed significantly better than the Japanese component of MSCI EAFE, as the Fund's exposure to Japanese banks, one of the weakest areas of the Tokyo market, was negligible.

     To put events in Asia into a European context, the first point to note is that the region, including Japan, only accounts for around 10% of Europe's exports. This leads us to believe that the direct impact of the Asian crisis on European economic growth will be modest in the short term. Growth in the German economy has exceeded expectations in 1997--a year ago we thought that it was optimistic to forecast growth of 2% for 1997, but the consensus is now up to 2.5%--but continued strength in net exports has been entirely responsible for this improvement. Growth in the French economy remains almost as polarised, with Gross Domestic Product growth heavily dependent upon net trade.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND AND WHAT ARE YOUR EXPECTATIONS FOR THE FUTURE?

A. Guardian Baillie Gifford Limited continued to employ its strategy of managing a diversified portfolio of international equities, paying particular attention to the fundamental attractions of individual companies in terms of their profitability, strength of balance sheet, and earnings growth prospects.

     Overall, the Japanese economy seems unlikely to grow this year, and may only rise 1% or so next year. With the risk of further collapses in the financial sector still present, a low Japanese weighting concentrated on successful exporters still seems appropriate for the Fund. With so much uncertainty in the general background, it is difficult to be too categorical about the prospects for 1998. We expect that the interest rate background will continue to be favorable, but that there will be many nasty surprises on the profits front, as the consequences of the Asian upheavals show themselves in various unexpected places. We think it will be necessary to be flexible as to policy and alert to problems developing in individual companies.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 4%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The MSCI EAFE Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and its returns do not reflect expenses that have been deducted from the Fund's return
--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
The Guardian Baillie Gifford International Fund Profile
as of December 31, 1997
--------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]

                     The Guardian
                    Baillie Gifford
                  International Fund            MSC/EAFE
                      (Class A)                  Index
                    -------------            -------------
           1993     1        9550            1       10000
                    2       12354            2       13065
           1994     3       12286            3       14119
           1995     4       13654            4       15749
           1996     5       15611            5       16751
           1997     6       17339            6       17096

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A and Class B shares of The Guardian Baillie Gifford International Fund and the MSC/EAFE Index. The starting point of $9,550 for Class A shares reflects the maximum sales load of 4.5% that an investor may have to pay when purchasing shares of the Fund. The Index begins at $10,000.

-------------------------------------------------------------------
TOP TEN HOLDINGS

COMPANY                        NATURE OF COMPANY        COUNTRY
-------------------------------------------------------------------
 1. Novartis AG                Pharmaceuticals          Switzerland
-------------------------------------------------------------------
 2. ABN Amro Hldgs. NV         Banking                  Netherlands
-------------------------------------------------------------------
 3. Glaxo Wellcome             Pharmaceuticals          UK
-------------------------------------------------------------------
 4. Zurich Insurance           Insurance                Switzerland
-------------------------------------------------------------------
 5. Banco Santander S.A.       Banking                  Spain
-------------------------------------------------------------------
 6. Bayerische Vereinsbank     Banking                  Germany
-------------------------------------------------------------------
 7. BMW                        Car Manufacturer         Germany
-------------------------------------------------------------------
 8. Mannesmann AG              Telecommunications       Germany
-------------------------------------------------------------------
 9. Adidas AG                  Sports Apparel           Germany
-------------------------------------------------------------------
10. Telecom Italia MOB         Telecommunications       Italy
-------------------------------------------------------------------
For a complete list of portfolio holdings,
please see the schedule of investments.
-------------------------------------------------------------------

PERFORMANCE FOR CLASS B SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

----------------------------------------------------------------------------------------------
                    AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 12/31/97

                                               Inception                               Since
                                                 Date        1 Year      3 Years     Inception
----------------------------------------------------------------------------------------------
Class A Shares (with sales charge)              2/16/93       6.07%       10.46%       11.96%
At Net Asset Value (without sales charge)                    11.07%       12.17%       13.02%
----------------------------------------------------------------------------------------------
Class B Shares (with sales charge)              5/1/96        5.37%        N/A          6.24%
At Net Asset Value (witout sales charge)                      9.37%        N/A          8.25%
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Baillie Gifford Emerging Markets Fund
--------------------------------------------------

 [PHOTO]

  Edward H. Hocknell
  Portfolio Manager

Q. HOW DID THE FUND PERFORM IN 1997--DURING THE FIRST EIGHT MONTHS OF ITS EXISTENCE?

A. The emerging markets have lived up to their reputation for volatility. From May 1, 1997, the date the Fund's shares were first offered to the public, through year end, the most commonly used benchmark for reflecting the movements of the emerging markets as a whole, the Morgan Stanley Capital International
(MSCI) Emerging Markets Free (EMF) Index, declined by 19.7% in U.S. Dollar terms.(1) Over the same period the Fund declined by 7.98% (Class A shares).(2)

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The performance of the Fund was generally affected by the declines in emerging markets worldwide in the fourth quarter. The declines in the Latin American markets were relatively modest (-11.1%), considering how strong the markets had been in the preceding months. Mexico was actually up by 51.6% in 1997 as a whole, despite the weakness at the end of the year, and Latin America as a whole was up 28.3% in the year. The real problems have been in Asia, where the largest emerging market, Malaysia, fell by over 38% in the fourth quarter of 1997, to a level 68.8% lower than it had been a year earlier. Similarly precipitous declines were experienced in Thailand, the Philippines and Indonesia. Within Europe, Hungary has performed well, as has Portugal, but Poland andthe Czech Republic have mirrored the declines experienced elsewhere.

     The origins of the markets' nervousness lie in Asia. We had become concerned for quite some time that not only were the growth rates in some of the Asian emerging economies unsustainably high, but also that the region's new-found prosperity had encouraged an irresponsible, almost insouciant attitude to lending on the part of the banks.

     One of the main supports for this extravagance was the link between these countries' currencies and the U.S. Dollar. This link emboldened them to borrow at low American rates of interest in order to earn higher rates at home. It eventually became apparent that their borrowings were such that their own currencies were vulnerable. As local currencies fell, banks' and companies' liabilities, which were often denominated in foreign currencies, appreciated, undermining investors' confidence in their earnings, which in turn led to a decline in share prices.

     The final piece in this sombre jigsaw puzzle was the effect that these events had on international investors' confidence. They made sales where they could, and this spread the problems, so that countries which had not borrowed excessively or invested unwisely were also involved in the declines.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND AND WHAT IS YOUR OUTLOOK FOR 1998?

A. We were able to avoid the worst effects of the crisis because we had anticipated the mounting financial problems of Asia. For example, we reduced the Fund's Asian exposure from 31.9% to 23.6% during the fourth quarter of 1997. But we were not able to avoid the Asian effect completely, because several major markets whose fundamental prospects remain sound, such as

--------------------------------------------------------------------------------
(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment and the returns do not reflect the expenses that have been deducted from the Fund's return.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 4%) except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
Argentina, Mexico and some Eastern European markets also suffered. Our view now is that the declines in these markets are likely to be reversed in the months to come as their underlying qualities reassert themselves.

     It is difficult to predict how long it will take for the financial storms in the emerging markets to blow over; the situation is still very fluid. The crisis has been indiscriminate; most markets that can be labelled "emerging" have been hit, whether or not they share Asia's problems. We believe that many emerging markets are now good value as a result, and that they will perform well as investors' confidence returns, rather as the unaffected markets recovered in the wake of Mexico's problems in 1993. We believe that the Fund is well-positioned to take advantage of such a recovery, and we are confident that the companies and countries in which we have invested have good long-term prospects and stand at reasonable valuations.

     The Fund's current investment strategy is to retain a heavy weighting in Latin America; to be overweight compared to the MSCI EMF Index in Eastern Europe, and to have a strong presence in Hong Kong. As 1998 begins, we have little or nothing in the struggling markets of Southeast Asia--their difficulties are likely to persist for some time--and we have a low exposure to South Africa, where growth is faltering and share valuations are high.

--------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
PROFILE AS OF DECEMBER 31, 1997
-----------------------------------------------------------
-----------------------------------------------------------
  TOP 10 HOLDINGS

  COMPANY                   NATURE OF COMPANY       COUNTRY
  ---------------------------------------------------------
   1. Telebras ON           Telephone Utility        Brazil
  --------------------------------------------------------
   2. Telmex ADR            Telephone Utility        Mexico
  --------------------------------------------------------
   3. Hub Power Co. GDR     Energy                   Pakistan
  --------------------------------------------------------
   4. Telebras ADR          Telephone Utility        Brazil
  --------------------------------------------------------
   5. Petrobras ADR         Energy                   Brazil
  --------------------------------------------------------
   6. Richter Gedeon        Pharmaceuticals          Hungary
  --------------------------------------------------------
   7. Banorte               Banking                  Mexico
  --------------------------------------------------------
   8. Banco Itau S.A.       Bamking                  Brazil
  --------------------------------------------------------
   9. CIE B                 Event Management         Mexico
  --------------------------------------------------------
  10. Telesp ON             Telephone Utility        Brazil
  --------------------------------------------------------

  For a complete list of portfolio holdings, please see the Schedule of Investments.


                   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]

       The Guardian              The Guardian
      Baillie Gifford           Baillie Gifford
     Emerging Markets          Emerging Markets            MSCI EMF
      Fund (Class A)            Fund (Class B)               Index
    ------------------        ------------------      ------------------
      5/1/97      9550          5/6/97     10000        5/1/97     10000
    12/31/97      8789        12/31/97      8668      12/31/97      8136

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Class A and Class B shares of The Guardian Baillie Gifford Emerging Markets Fund and the MSCI EMF Index. The starting point of $9,550 for Class A shares reflects the maximum sales load of 4.5% that an investor may have to pay when purchasing shares of the Fund. For Class B shares the contingent deferred sales load of 4% was imposed at the end of the period. The Index and Class B shares begin at $10,000.

  ---------------------------------------------------------------------
              TOTAL RETURNS(2) FOR PERIOD FROM INCEPTION TO 12/31/97

                                                Inception       Since
                                                  Date        Inception
  ---------------------------------------------------------------------
  Class A Shares (with sales charge)             5/1/97        -12.12%
  Net Asset Value (without sales charge)                        -7.98%
  ---------------------------------------------------------------------
  Class B Shares (with sales charge               5/6/97       -13.32%
  At Net Asset Value (without sales charge)                     -9.71%
  ---------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Investment Quality Bond Fund
-----------------------------------------
         [PHOTO]

   Thomas G. Sorell, C.F.A.
   Co-Portfolio Manager

         [PHOTO]

   Howard W. Chin
   Co-Portfolio Manager

Q. HOW DID THE INVESTMENT QUALITY BOND FUND PERFORM DURING 1997?

A. The Fund had a total return of 8.43%(1) for the year ended December 31, 1997, slightly less than the average fund in our Lipper Intermediate Investment Grade peer group,(2) which returned 8.57% for the year. This group consists of other mutual funds that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index, which is not available for direct investment and does not incur fund expenses, returned 9.65% in 1997.(3)

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. During the first quarter of 1997, the market feared that the Federal Reserve would tighten monetary policy if the economy did not slow sufficiently to reduce the risk of future increases in inflation. As the prospect for Fed tightening became more apparent, interest rates rose and bonds performed poorly in the first quarter. The Federal Reserve did in fact decide to increase the Fed Funds rate by 25 basis points on March 25th.

     Ironically, March 1997 represented the peak in interest rates for the year, and the surprise was that even with a strong economy, there was little if any evidence of incipient inflation. The Fed, by moving only once and exhibiting extreme patience while the economy continued to advance, appeared to change its modus operandi from taking preemptive policy action to a more complacent perspective that considered the possibility of some new inflation paradigm.

     As the market observed continued Fed inaction, interest rates began to decline during the second and third quarters, and dropped decidedly further during the October equity "correction" and the subsequent financial crisis in Asia. As the year closed, 10 and 30 year Treasury rates had fallen by almost 120 basis points from the March 1997 high. Consequently, bonds performed very well in 1997, returning 9.65%, as measured by the Lehman Aggregate Index.

     As reported in our semiannual report to shareholders, the Fund outperformed our benchmark, the Lehman Aggregate Bond Index during the first half of 1997, principally due to the Fund's relative overweightin corporate, mortgage-backed and asset-backed securities (spread sectors).

     During the second quarter, as yield spreads narrowed and valuations became expensive in many sectors of the fixed-income markets, the Fund became more defensive and started reducing its exposure to spread sectors early in the third quarter. However, we were still overweighted in spread products in October when the U.S. equity market declined and the Asian financial crisis adversely affected the performance of corporate bonds. In addition, yield spreads for mortgage-backed and asset-backed products widened in sympathy with corporate bonds, and although the portfolio's reallocation into Treasuries was already underway, the Fund's remaining holdings in these three areas negatively affected the Fund's performance during this period.

     In October, corporate bonds had their worst performance in more than a decade, underperforming Treasuries by 80 basis points on a duration-adjusted basis.(4) Although the Fund returned 90 basis points in October, we underperformed relative to our benchmark due to our still-significant exposure to corporate and asset-backed securities. Even after October, we

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charges except where noted. Since June 1, 1994, the investment adviser for the Fund has been assuming the operating expenses of the Fund to the extent they exceed 0.75% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity.

(4) Duration-adjusted, expressed in percentage terms, represents the excess return over the weighted average return of a group of similar duration Treasuries.
--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
remained concerned about widening corporate spreads, and with the decline in interest rates, became increasingly concerned that mortgage prepayments would adversely impact mortgage-backed returns. We continued to reduce our corporate and mortgage-backed holdings in the fourth quarter, which served us well through the balance of the year.

     On an absolute basis, corporate bonds as measured by the Lehman Aggregate Index returned 10.23% for 1997, largely due to the rally in the Treasury market. However, on a duration-adjusted basis, the investment grade corporate bond sector underperformed Treasuries by 29 basis points.

     The Fund did benefit from its holdings in higher yielding triple-B media/cable and tobacco securities that performed exceptionally well during 1997, providing 95 and 158 basis points, respectively, in excess return over comparable Treasuries. Overall however, the benefit of owning corporate bonds during the first half of 1997 was eliminated in the second half, and adversely affected our relative performance.

     In contrast, the mortgage-backed sector as measured by the Lehman Aggregate Index had a return of 9.49% for 1997, less on a nominal basis than corporates, but significantly better when measured on a duration-adjusted basis, outperforming Treasuries by 121 basis points. Much of the outperformance was due to the strong dollar roll market and the market's expectation of low prepayment risk and interest rate volatility. The asset-backed sector earned a 7.41% nominal return in 1997, but as a result of widening corporate spreads and new issue supply, underperformed Treasuries on a duration-adjusted basis by 12 basis points.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND IN 1997 AND WHAT IS YOUR OUTLOOK FOR 1998?

A. The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio of investment grade corporate, mortgage-backed, asset-backed, and U.S. Government securities. Specifically, we sought to identify attractive asset allocation weightings based on relative valuation analysis and then invest in securities that had superior risk/return profiles while not engaging in interest rate or market timing strategies. At year-end, the Fund remains cautious on the relative value of mortgage-backed and corporate securities, and will maintain an underweight relative to our benchmark until these sectors become more attractive on a risk/return basis. At that time, we would expect to increase our allocation to these asset classes and reduce our holdings in U.S. Government securities.

--------------------------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND PROFILE
AS OF DECEMBER 31, 1997
--------------------------------------------------

                     COMPARISON OF A $10,000 INVESTMENT

                   [GRAPHICAL REPRESENTATION OF MOUTAIN CHART]

                     The Guardian                 Lehman
                  Investment Quality            Aggregate
                      Bond Fund                 Bond Index
                    --------------            --------------
          1993      1         9550            1        10000
                    2        10065            2        10720
          1994      3         9612            3        10407
          1995      4        11212            4        12330
          1996      5        11519            5        12777
          1997      6        12495            6        14071

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Investment Quality Bond Fund and the Lehman Aggregate Bond Index. The starting point of $9,550 for the Fund reflects the maximum sales load of 4.5% that an investor may have to pay when purchasing shares of the Fund. The Index begins at $10,000.

--------------------------------------------------------------------------------

               AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 12/31/97

                                           Inception                     Since
                                              Date    1 Year  3 Years  Inception
--------------------------------------------------------------------------------
Class A Shares (with sales charge)          2/16/93    3.55%   7.44%    4.66%
At Net Asset Value (without sales charge)              8.43%   9.10%    5.65%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND
----------------------------

          [PHOTO]

   Alexander M. Grant, Jr.
   Portfolio Manager

Q. HOW DID THE FUND PERFORM DURING 1997?

A. The Fund produced a total return of 8.74% for the year ended December 31, 1997.(1) The Lehman Municipal Bond Index produced a total return of 9.19% for the same period.(2)

     Another important comparison that should be used when measuring the Fund's performance is how does it stack up to its peers? Lipper, a service that ranks general municipal bond funds by total rate of return, is a good source of this information.(3) Based on peer group comparisons, the Fund ranked, for the year, 156 out of 235 funds with the same objective. The return of the average fund from our Lipper peer group during 1997 was 9.11%.

     As of December 31, 1997, the Fund's 30-day yield was 4.22%, which grosses up to over 6.75% taxable equivalent yield for a person in the highest federal income tax bracket (39.6%).

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The two most significant factors that affected the Fund's performance were the municipal supply issue and the year-end rally in the treasury market. Supply, or lack of supply, along with high demand, affects the performance of the Fund in a number of ways. In a period of low supply such as during 1997, new issues entering the market are met with great demand from institutional investors. Price sensitivity is not as keen to institutional investors as it is to that of mutual fund investors. Having huge cash flows to invest, institutional investors are generally more concerned with owning bonds than with absolute price. Thus, they are more willing to pay a little more to own bonds. This, in turn, drives prices up and yields down (which helped the municipal market to perform).

     The other factor that affected the Fund's performance was the rally in the Treasury market towards the end of the fourth quarter. As the Asian crisis became front page news and the flight to quality (U.S. Treasury bonds) continued, municipal bonds experienced some of the performance that was felt in the treasury market. As the Treasury market yields started to drop (while prices increased), the municipal market, because of the relationship between treasuries and municipals (municipals are expressed as a percentage of treasuries) experienced some of the treasury performance.

Q. WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A. Municipal supply for the year was low. Demand by investors, at times, outstripped the supply. This in turn caused credit spreads to tighten. Municipal bond insurers also added to the credit spread tightening as underlying Baa credits and A credits became AAA credits with the enhancement of insurance. The Fund's investment strategy during 1997 was to purchase municipal bonds that offered value and liquidity. That is to say, the Fund purchased high-quality bonds that were typically uninsured, at yields that reflected the rating. At year-end, the average credit quality of the securities in the Fund was AA, with 30% of the Fund in insured bonds.

--------------------------------------------------------------------------------
(1) Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account the current maximum sales charge of 4.5%, except where noted. Since June 1, 1994, the investment adviser for the Fund has been assuming the operating expenses of the Fund to the extent they exceed 0.75% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond market activity. The Lehman Municipal Bond Index is not available for direct investment and its return does not reflect the expenses that have been deducted from the Fund's return.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
     In addition to the strategy outlined above, during 1997 the Fund purchased bonds with the purpose of enhancing the Fund's geographic and sector diversification. It is important to have diversification in the Fund to try to limit the Fund's exposure to any one sector or region. Diversification can help protect the Fund from severe declines in the event that a particular region or sector experiences an economic hardship. At year-end, the Fund consisted of 28% general obligation bonds, 30% insured bonds, 31% revenue bonds, 8% pre-refunded bonds and 3% cash.

--------------------------------------------------------------------------------
THE GUARDIAN TAX-EXEMPT FUND PROFILE
AS OF DECEMBER 31, 1997
------------------------------------

                  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]

                     The Guardian                Lehman
                      Tax-Exempt               Municipal
                         Fund                  Bond Index
                    -------------            -------------
            1993     1       9550             1      10000
                     2       9690             2      10245
                     3       9475             3      10137
                     4       9571             4      10239
                     5       9609             5      10296
                     6       9830             6      10468
                     7       9767             7      10482
                     8      10053             8      10700
                     9      10231             9      10822
                    10      10153            10      10843
                    11      10002            11      10748
                    12      10223            12      10974
            1994    13      10353            13      11100
                    14       9952            14      10812
                    15       9403            15      10372
                    16       9400            16      10460
                    17       9518            17      10551
                    18       9377            18      10486
                    19       9548            19      10678
                    20       9557            20      10715
                    21       9391            21      10558
                    22       9235            22      10371
                    23       9073            23      10183
                    24       9305            24      10407
            1995    25       9586            25      10705
                    26       9813            26      11016
                    27       9889            27      11143
                    28       9885            28      11156
                    29      10174            29      11512
                    30       9978            30      11411
                    31      10115            31      11519
                    32      10205            32      11665
                    33      10245            33      11739
                    34      10391            34      11910
                    35      10557            35      12107
                    36      10663            36      12224
            1996    37      10768            37      12316
                    38      10651            38      12233
                    39      10470            39      12077
                    40      10461            40      12042
                    41      10446            41      12038
                    42      10525            42      12169
                    43      10653            43      12279
                    44      10625            44      12276
                    45      10766            45      12448
                    46      10897            46      12588
                    47      11106            47      12819
                    48      11048            48      12765
            1997    49      11030            49      12789
                    50      11118            50      12907
                    51      10977            51      12734
                    52      11057            52      12841
                    53      11222            53      13034
                    54      11354            54      13173
                    55      11656            55      13538
                    56      11515            56      13411
                    57      11666            57      13570
                    58      11739            58      13658
                    59      11809            59      13738
                    60      12005            60      13938


To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Tax-Exempt Fund and the Lehman Municipal Bond Index. The starting point of $9,550 for the Fund reflects the maximum sales load of 4.5% that an investor may have to pay when purchasing Class A shares of the Fund. The Index begins at $10,000.

--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS(1) FOR PERIODS ENDED 12/31/97

                                           Inception                     Since
                                             Date     1 Year  3 Years  Inception
--------------------------------------------------------------------------------
Class A Shares (with sales charge)          2/16/93    3.85%   7.22%     3.93%
At Net Asset Value (without sales charge)              8.74%   8.88%     4.92%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
-----------------------------------

       [PHOTO]

  Alexander M. Grant, Jr.
  Portfolio Manager

Q. HOW DID THE FUND PERFORM DURING 1997?

A. As of December 30, 1997, the effective 7-day annualized yield for The Guardian Cash Management Fund was 5.03%.(1) The Fund produced a total return of 4.81% in 1997.(2) In contrast, the effective 7-day annualized yield of the Fund's peer group of Tier One money market funds, as measured by IBC Financial Data, was 5.20% and the average total return for 1997 for such funds was 5.04%. IBC Financial Data is a research firm that tracks money market funds.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. Money market funds are directly affected by the actions of the Federal Reserve Board. On March 25, the Federal Reserve raised the Fed Funds target rate from 5.25% to 5.50%. This move followed several months of strong economic data particularly with respect to housing data, consumer consumption and payroll data. The Discount Rate was left unchanged at 5.00%. The Fed Funds target rate is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve.

     Uncertainty with the direction of the stock market contributed to large daily inflows and outflows of funds in the Cash Management Fund during late 1997. As the stock market rallied, our investors transferred cash to equity funds. During those times when the stock market stalled, we saw cash inflows.

Q. WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A. The Guardian Cash Management Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchase for the Fund's portfolio, securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation. Most of the portfolio (93.7%) was invested in commercial paper; the balance (6.3%) was invested in repurchase agreements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE FUND SEEKS TO MAINTAIN A STABLE PRICE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
--------------------------------------------------------------------------------

(1) Yields are annualized historical figures and will vary as interest rates change. Effective yield assumes that income is reinvested. Yields will vary as interest rates change. Past performance is not a guarantee of future results. Throughout 1997, the investment adviser for the Fund assumed the operating expenses of the Fund to the extent that they exceeded, on annual basis, 0.85% of the Fund's average daily net assets. Without these expense assumptions, the Fund's performance and yields would have been lower.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Since June 1, 1994, the investment adviser for the Fund has been assuming a portion of the operating expenses of the Fund (both Class A and B shares) to the extent they exceeed 0.85% of the Fund's average daily net assets. Without these expense reimbursements, the performance figures would have been lower. The total return and yield figures cited represent total return and yield for both Class A and Class B shares. Total return figures do not take into account the current maximum sales charges except where noted. Returns represent past performance and are not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------
18

SCHEDULE OF INVESTMENTS
December 31, 1997


o The Guardian Park Avenue Fund

--------------------------------------------------------------------------------
Common Stocks--93.8%
--------------------------------------------------------------------------------
Shares                                                                  Value
--------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.1%
      24,000    Alliant Techsystems, Inc.*                         $  1,338,000
      34,400    General Dynamics Corp.                                2,973,450
      48,889    Lockheed Martin Corp.                                 4,815,566
     115,580    Northrop Grumman Corp.                               13,291,700
     138,950    Precision Castparts Corp.                             8,380,422
      98,800    Rockwell Int'l. Corp.                                 5,162,300
      25,000    Sundstrand Corp.                                      1,259,375
      40,000    Thiokol Corp.                                         3,250,000
      36,100    TRW, Inc.                                             1,926,837
     128,200    United Technologies Corp.                             9,334,562
                                                                    -----------
                                                                     51,732,212
--------------------------------------------------------------------------------
AIR TRANSPORTATION -- 1.1%
      63,000    Alaska Air Group, Inc.*                               2,441,250
      94,000    AMR Corp., DE*                                       12,079,000
      43,000    Comair Hldgs., Inc.*                                  1,037,375
     100,000    Continental Airlines, Inc.*                           4,812,500
      77,000    UAL Corp.*                                            7,122,500
                                                                    -----------
                                                                     27,492,625
--------------------------------------------------------------------------------
APPLIANCE AND FURNITURE -- 0.8%
     115,000    Ethan Allen Interiors, Inc.                           4,434,688
     141,000    Furniture Brands Int'l., Inc.*                        2,890,500
      50,000    Hon Industries, Inc.                                  2,950,000
      80,000    Knoll Corp.*                                          2,570,000
      30,000    Leggett & Platt, Inc.                                 1,256,250
      90,000    Herman Miller, Inc.                                   4,910,625
                                                                    -----------
                                                                     19,012,063
--------------------------------------------------------------------------------
AUTOMOTIVE PARTS -- 1.1%
      38,000    Arvin Industries, Inc.                                1,265,875
      19,130    Autoliv, Inc.                                           626,508
      37,500    Borg-Warner Automotive, Inc.                          1,950,000
     130,900    Cooper Tire & Rubber Co.*                             3,190,688
      73,000    Cummins Engines, Inc.                                 4,311,563
      84,000    Goodyear Tire & Rubber Co.                            5,344,500
      45,000    Kaydon Corp.                                          1,468,125
     222,933    Meritor Automotive, Inc.                              4,695,526
      24,000    Modine Manufacturing Co.*                               819,000
     112,000    Timken Co.                                            3,850,000
      17,000    Tower Automotive, Inc.*                                 715,063
                                                                    -----------
                                                                     28,236,848
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.1%
      56,100    Amgen, Inc.                                           3,036,413
--------------------------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 1.1%
      58,000    AK Steel Hldg. Corp.                                  1,025,875
      12,000    Armstrong World Industries, Inc.                        897,000
      33,000    Centex Construction Products, Inc.                      994,125
      65,000    Fleetwood Enterprises, Inc.                           2,758,437
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
      92,500    Lafarge Corp.                                       $ 2,734,531
      63,000    Lennar Corp.                                          1,358,437
       6,700    Lone Star Industries, Inc.                              355,937
      50,555    Martin Marietta Materials, Inc.                       1,848,417
      60,000    McGrath Rentcorp                                      1,470,000
      18,000    Medusa Corp.                                            752,625
      43,400    Sherwin-Williams Co.                                  1,204,350
      62,000    Southdown, Inc.                                       3,658,000
      65,000    USG Corp.*                                            3,185,000
      24,000    U.S. Home Corp.*                                        942,000
       6,300    Valspar Corp.                                           200,812
      38,600    Vulcan Materials Co.                                  3,942,025
                                                                    -----------
                                                                     27,327,571
--------------------------------------------------------------------------------
CHEMICALS -- 3.5%
      68,000    Albemarle Corp.                                       1,623,500
     116,700    Cambrex Corp.                                         5,368,200
      49,000    Carlisle Cos., Inc.                                   2,094,750
     115,000    Crompton & Knowles Corp.*                             3,047,500
      51,000    Dexter Corp.                                          2,202,563
     110,000    Dow Chemical Co.                                     11,165,000
     506,600    E.I. Dupont de Nemours, Inc.                         30,427,663
      81,100    Lubrizol Corp.                                        2,990,562
     150,000    Millennium Chemicals, Inc.*                           3,534,375
     118,500    Minnesota Mng. & Mfg. Co.                             9,724,406
     146,100    Morton Int'l., Inc.                                   5,022,187
      65,000    PPG Industries, Inc.                                  3,713,125
      25,000    Rohm & Haas Co.                                       2,393,750
     147,900    Solutia, Inc.*                                        3,947,081
      43,700    Union Carbide Corp.*                                  1,890,462
                                                                    -----------
                                                                     89,145,124
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 2.2%
     160,000    Adobe Systems, Inc.                                   6,600,000
     145,000    Autodesk, Inc.*                                       5,365,000
       8,000    ChoicePoint, Inc.*                                      382,000
      27,000    DST Systems, Inc.*                                    1,152,563
       7,500    J.D. Edwards*                                           221,250
     272,900    Microsoft Corp.*                                     35,272,325
      37,000    Sterling Software, Inc.*                              1,517,000
     100,000    SunGuard Data Systems, Inc.*                          3,100,000
      65,000    Symantec Corp.*                                       1,425,937
      36,000    Wind River Systems, Inc.*                             1,428,750
                                                                    -----------
                                                                     56,464,825
--------------------------------------------------------------------------------
COMPUTER SYSTEMS -- 7.3%
     257,500    Compaq Computer Corp.                                14,532,656
      32,400    Diebold, Inc.                                         1,640,250
      10,100    DII Group, Inc.*                                        275,225
      37,200    Honeywell, Inc.                                       2,548,200
     602,100    Int'l. Business Machines                             62,957,081
--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
     459,600    Lexmark Int'l. Group, Inc.*                        $ 17,464,800
     203,200    Oracle Systems Corp.*                                 4,533,900
      75,000    Pitney Bowes, Inc.                                    6,745,313
     126,600    Quantum Corp.*                                        2,539,913
      15,300    Sanmina Corp.*                                        1,036,575
     120,000    SCI Systems, Inc.*                                    5,227,500
      72,000    Smart Modular Technologies, Inc.*                     1,656,000
     732,800    Storage Technology Corp.*                            45,387,800
      91,000    Stratus Computer, Inc.*                               3,440,938
     240,200    Sun Microsystems, Inc.*                               9,577,975
     186,600    Western Digital Corp.*                                2,997,263
                                                                    -----------
                                                                    182,561,389
--------------------------------------------------------------------------------
CONGLOMERATES -- 1.0%
     130,600    Allied Signal, Inc.                                   5,085,238
      90,000    Loews Corp.                                           9,551,250
     190,000    Textron, Inc.                                        11,875,000
                                                                    -----------
                                                                     26,511,488
--------------------------------------------------------------------------------
CONTAINERS-METALS AND PLASTIC -- 0.1%
      37,000    Aptargroup, Inc.                                      2,053,500
--------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 0.1%
      14,400    Alberto-Culver Co.                                      388,800
      32,400    Helen of Troy Ltd.*                                     522,450
      43,000    Herbalife Int'l., Inc.                                  917,333
                                                                    -----------
                                                                      1,828,583
--------------------------------------------------------------------------------
DRUGS AND HOSPITALS -- 5.3%
     176,900    Abbott Laboratories                                  11,598,006
      90,000    Acuson, Inc.*                                         1,490,625
      65,820    Allegiance Corp.                                      2,332,496
      25,000    C.R. Bard, Inc.*                                        782,813
      27,400    Becton Dickinson & Co.                                1,370,000
     333,200    Bristol-Myers Squibb Corp.                           31,529,050
      35,400    Columbia Healthcare Corp.*                            1,050,849
      25,000    Health Care & Retirement Co.*                         1,006,250
      33,000    ICN Pharmaceuticals, Inc.                             1,610,812
      25,900    Integrated Health Svcs., Inc.                           807,756
     130,592    Eli Lilly & Co., Inc.                                 9,092,468
      72,500    Lincare Hldgs., Inc.*                                 4,132,500
     194,300    Merck & Co., Inc.                                    20,644,375
      81,200    Mylan Labs, Inc.                                      1,700,125
      18,000    Patterson Dental Co.*                                   814,500
     101,200    Pfizer, Inc.                                          7,545,725
      26,000    Safeskin Corp.*                                       1,475,500
     302,400    Schering-Plough Corp.                                18,786,600
       8,000    Unitrin, Inc.                                           517,000
     224,000    Universal Health Services, Inc.*                     11,284,000
      29,600    Warner-Lambert Co.                                    3,670,400
      26,000    Wellpoint Health Networks, Inc.*                      1,098,500
                                                                    -----------
                                                                    134,340,350
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 3.3%
      73,300    Emerson Electric Co.                                $ 4,136,868
     998,000    General Electric Co.                                 73,228,250
      12,200    W.W. Grainger, Inc.                                   1,185,687
      25,000    Hubbel, Inc.                                          1,232,812
      13,000    Jabil Circuit, Inc.*                                    516,750
      90,000    Raychem Corp.                                         3,875,625
                                                                    -----------
                                                                     84,175,992
--------------------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.4%
      46,000    Analogic Corp.                                        1,748,000
      61,200    Dynatech Corp.*                                       2,868,750
      75,000    Fluke Corp.                                           1,954,687
      60,000    Tektronix, Inc.                                       2,381,250
      30,600    Texas Instruments, Inc.*                              1,374,974
                                                                    -----------
                                                                     10,327,661
--------------------------------------------------------------------------------
ENERGY-MISCELLANEOUS -- 0.3%
     129,500    Giant Industries, Inc.                                2,460,500
     167,104    Holly Corp.                                           4,616,248
      86,500    Howell Corp.                                          1,497,531
                                                                    -----------
                                                                      8,574,279
--------------------------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 0.1%
      16,500    Anchor Gaming*                                          919,875
      34,000    Harley-Davidson, Inc.                                   930,750
                                                                    -----------
                                                                      1,850,625
--------------------------------------------------------------------------------
FINANCIAL-BANKS -- 11.3%
      20,000    Associated Bank Corp.                                 1,102,500
     471,000    BankAmerica Corp.                                    34,383,000
     109,745    Bank of Boston Corp.                                 10,309,171
     130,000    Bank of New York, Inc.                                7,515,625
      87,600    Barnett Banks, Inc.                                   6,296,250
      13,000    CCB Financial Corp.                                   1,397,500
     384,260    Chase Manhattan Corp.                                42,076,470
     236,764    Citicorp                                             29,935,848
      81,000    City National Corp.                                   2,991,938
      62,700    Comerica, Inc.                                        5,658,675
      26,250    Commerce Bankshares, Inc.                             1,778,437
      30,000    Compass Bancshares, Inc.                              1,312,500
      20,100    Cullen Frost Bankers, Inc.                            1,219,819
     205,200    First Chicago NBD Corp.                              17,134,200
      12,400    First  Empire State Corp.                             5,766,000
      40,000    First Merit Corp.                                     1,135,000
     482,200    First Union Corp.                                    24,712,750
     185,000    Fleet Financial Group, Inc.                          13,863,437
      51,989    Hubco, Inc.                                           2,034,070
      43,000    Imperial Bancorp*                                     2,120,437
      46,100    KeyCorp                                               3,264,456
     187,600    Mellon Bank Corp.                                    11,373,250
      60,188    National City Corp.                                   3,957,361
--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
     218,000    Nationsbank Corp.                                  $ 13,257,125
     165,496    Norwest Corp.                                         6,392,283
      23,000    Premier Bancshares, Inc., GA                            618,125
      55,000    Provident Financial Group, Inc.                       2,667,500
      67,500    Star Banc Corp.                                       3,872,812
      80,000    State Street Corp.                                    4,655,000
     201,642    Summit Bancorp                                       10,737,436
      38,000    Union BanCal Corp.*                                   4,085,000
      15,000    U.S. Trust Corp.                                        939,375
      26,000    Webster Financial Corp.                               1,729,000
      12,000    Westamerica Bancorp                                   1,227,000
      49,600    Zions Bancorp                                         2,250,600
                                                                    -----------
                                                                    283,769,950
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 7.6%
     302,400    American Express Co.                                 26,989,200
      75,000    Bear Stearns Cos., Inc.*                              3,562,500
      11,000    Community First Bankshares                              585,750
      75,000    Countrywide Credit Industries, Inc.                   3,215,625
      11,500    Donaldson Lufkin & Jenrette*                            914,250
      10,000    Duff & Phelps Credit Rating Co.                         406,250
     124,800    A.G. Edwards, Inc.                                    4,960,800
     154,800    Federal Home Loan Mortgage Corp.                      6,491,925
     299,500    Federal National Mortgage Assn.                      17,090,219
      33,000    Fidelity National Financial, Inc.*                    1,027,125
      93,000    Franklin Resources, Inc.                              8,085,187
     125,000    H & R Block, Inc.                                     5,601,563
     200,000    Jefferies Group, Inc.                                 8,187,500
      34,333    Legg Mason, Inc.                                      1,920,502
     109,500    Lehman Brothers Hldgs., Inc.                          5,584,500
     114,800    McDonald  & Co. Investments, Inc.                     3,257,450
     213,500    Merrill Lynch & Co., Inc.                            15,572,156
     251,775    Morgan Keegan, Inc.                                   6,373,055
     163,300    Morgan Stanley Dean Witter                            9,655,113
      18,000    ONBANCorp, Inc.                                       1,269,000
      20,960    Pacific Crest Capital, Inc.*                            382,520
     175,000    Paine Webber Group, Inc.*                             6,048,438
     100,950    Raymond James Financial, Inc.                         4,006,453
      50,000    SLM Hldg. Corp.*                                      6,956,250
     787,500    Travelers Group, Inc.                                42,426,563
                                                                    -----------
                                                                    190,569,894
--------------------------------------------------------------------------------
FINANCIAL-THRIFT -- 2.0%
      39,200    Astoria Financial Corp.                               2,185,400
     246,875    Bank Atlantic Bancorp, Inc.                           4,075,273
      16,000    California Federal Bancorp, Inc.*                       456,000
      97,846    Charter One Financial, Inc.                           6,176,529
      51,000    CitFed Bancorp, Inc.                                  1,989,000
      47,000    Coastal Bancorp, Inc.                                 1,639,125
      20,000    Coast Savings Financial, Inc.*                        1,371,250
     102,150    Commercial Federal Corp.                              3,632,709
     104,000    Dime Bancorp, Inc.*                                   3,146,000
      46,400    Golden State Bancorp, Inc.*                           1,734,200
      54,000    Greenpoint Financial Corp.                            3,918,375
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
      76,000    Long Island Bancorp, Inc.                           $ 3,771,500
      40,590    MAF Bancorp, Inc.                                     1,435,871
     127,200    Progressive Bank, Inc.                                4,865,400
     438,291    Sovereign Bancorp, Inc.                               9,094,538
                                                                    -----------
                                                                     49,491,170
--------------------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 2.1%
     140,000    Campbell Soup Co.                                     8,137,500
      60,200    CKE Restaurants, Inc.                                 2,535,925
     118,800    ConAgra, Inc.                                         3,898,125
      71,000    Dean Foods Co.                                        4,224,500
      48,256    Earthgrains Co.                                       2,268,032
      89,000    Fortune Brands, Inc.                                  3,298,562
      34,000    Hershey Foods Corp.                                   2,105,875
      35,000    Hormel Foods Corp.                                    1,146,250
     100,000    Interstate Bakeries Corp.                             3,737,500
     338,700    Philip Morris Cos., Inc.                             15,347,344
      12,400    Ralston-Purina Group                                  1,152,425
      12,000    Scweitzer-Mauduit Int'l., Inc.                          447,000
      38,000    Smithfield Foods, Inc.*                               1,254,000
      55,700    Unilever NV                                           3,477,769
                                                                    -----------
                                                                     53,030,807
--------------------------------------------------------------------------------
FOOTWEAR -- 0.4%
      81,200    Footstar, Inc.*                                       2,182,250
      49,000    Payless ShoeSource, Inc.*                             3,289,125
     144,200    Reebok Int'l. Ltd.*                                   4,154,763
      64,000    Stride Rite Corp.*                                      768,000
                                                                    -----------
                                                                     10,394,138
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.8%
     105,000    Dial Corp.                                            2,185,313
     158,600    Procter & Gamble Co.                                 12,658,263
     200,000    Tupperware Corp.                                      5,575,000
                                                                    -----------
                                                                     20,418,576
--------------------------------------------------------------------------------
INSURANCE -- 7.6%
      37,500    Allied Group, Inc.                                    1,073,438
     377,800    Allstate Corp.                                       34,332,575
      54,000    AMBAC Financial Group, Inc.                           2,484,000
     148,000    Amer. Bankers Ins. Group, Inc.                        6,798,750
      30,000    W.R. Berkley Corp.*                                   1,316,250
      46,000    Chubb Corp.                                           3,478,750
      51,000    Cigna Corp.                                           8,826,188
      40,000    CMAC Investment Corp.                                 2,415,000
      12,000    Enhance Financial Svcs. Group, Inc.                     714,000
     130,000    Equitable Cos., Inc.*                                 6,467,500
      98,000    Everest Reinsurance Hldgs.                            4,042,500
      40,500    Executive Risk, Inc.                                  2,827,406
      37,000    Financial Sec. Assur. Hldgs. Ltd.                     1,785,250
      38,400    Fremont General Corp.                                 2,102,400
      78,000    Frontier Insurance Group, Inc.                        1,784,250
      74,000    General RE Corp.                                     15,688,000
      90,100    Hartford Financial Svcs. Group, Inc.                  8,429,981
     150,000    Horace Mann Educators Corp.                           4,265,625
--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
      36,000    Jefferson Pilot Corp.                              $  2,803,500
      63,120    Liberty Financial Cos., Inc.                          2,382,780
     118,000    Lincoln National Corp., Inc.                          9,218,750
     158,000    Marsh & McLennan Cos., Inc.                          11,780,875
      50,600    MBIA, Inc.                                            3,380,712
      30,000    Mercury General Corp.                                 1,657,500
     206,000    MGIC Investment Corp.                                13,699,000
      21,000    NAC RE Corp.                                          1,025,063
      39,200    Ohio Casualty Corp.                                   1,749,300
      88,000    Old Republic Int'l. Corp.                             3,272,500
      33,000    Orion Capital Corp.                                   1,532,438
      56,247    ReliaStar Financial Group                             2,316,673
      77,900    St. Paul Cos., Inc.*                                  6,392,669
      92,250    State Auto Financial Corp.                            2,975,062
      94,500    SunAmerica, Inc.                                      4,039,875
     102,000    Torchmark, Inc.                                       4,290,375
      38,500    Travelers Ppty. Casualty Corp.                        1,694,000
     225,000    USF&G Corp.*                                          4,964,063
      35,000    Vesta Insurance Group, Inc.*                          2,078,125
                                                                    -----------
                                                                    190,085,123
--------------------------------------------------------------------------------
LODGING -- 0.1%
     135,000    Prime Hospitality Corp.*                              2,750,625
      17,000    Promus Hotel Corp.*                                     714,000
                                                                    -----------
                                                                      3,464,625
--------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 2.4%
      67,000    AAR Corp.                                             2,596,250
      25,000    Applied Power, Inc.                                   1,725,000
      58,000    Case Corp.                                            3,505,375
     189,600    Caterpillar, Inc.                                     9,207,450
      88,400    Deere & Co.                                           5,154,825
     250,000    Dover Corp.                                           9,031,250
      93,000    Eaton Corp.                                           8,300,250
      56,300    Illinois Tool Works, Inc.                             3,385,038
      53,000    Kennametal, Inc.                                      2,746,062
     102,500    Parker Hannifin Corp.*                                4,702,187
      50,000    Robbins & Myers, Inc.                                 1,981,250
      25,000    SPX Corp.*                                            1,725,000
      54,000    Texas Industries, Inc.                                2,430,000
      63,000    Universal Corp., VA                                   2,590,875
      65,000    US Industries, Inc.                                   1,958,125
                                                                    -----------
                                                                     61,038,937
--------------------------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 1.7%
      65,000    Carson Pirie Scott & Co.*                             3,258,125
      60,200    Dayton Hudson Corp.                                   4,063,500
     125,000    Federated Department Stores, Inc.*                    5,382,812
     215,000    Fred Meyer, Inc., DE*                                 7,820,625
      36,000    MacFrugals Bargains Closeouts*                        1,480,500
      87,000    Shopko Stores, Inc.*                                  1,892,250
      20,000    Stein Mart, Inc.*                                       535,000
     138,400    TJX Cos., Inc.                                        4,757,500
     326,900    Wal-Mart Stores, Inc.                                12,892,119
                                                                    -----------
                                                                     42,082,431
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
MERCHANDISING-DRUGS -- 0.3%
      50,250    Arbor Drugs, Inc.                                   $   929,625
      50,000    Bergen Brunswig Corp.                                 2,106,250
      37,000    General Nutrition Cos., Inc.*                         1,258,000
      75,000    Walgreen Co.                                          2,353,125
                                                                    -----------
                                                                      6,647,000
--------------------------------------------------------------------------------
MERCHANDISING-FOOD -- 0.7%
      60,000    Fleming Cos., Inc.*                                     806,250
     188,825    Safeway, Inc.*                                       11,943,181
      20,000    Suiza Foods Corp.*                                    1,191,250
     113,000    Supervalu, Inc.                                       4,731,875
                                                                    -----------
                                                                     18,672,556
--------------------------------------------------------------------------------
MERCHANDISING-MASS -- 0.1%
      43,500    Brylane, Inc.*                                        2,142,375
      20,000    Lands End, Inc.*                                        701,250
                                                                    -----------
                                                                      2,843,625
--------------------------------------------------------------------------------
MERCHANDISING-SPECIAL -- 1.8%
      34,000    Barnes & Noble, Inc.*                                 1,134,750
      69,000    BJ's Wholesale Club, Inc.*                            2,164,875
     107,400    Burlington Coat Factory*                              1,765,388
      70,000    Claire's Stores, Inc.                                 1,360,625
      45,978    CVS Corp.                                             2,945,466
      71,000    The Dress Barn*                                       2,014,625
     360,000    GAP, Inc.                                            12,757,500
      35,000    Homebase, Inc.*                                         275,625
      83,560    Host Marriott Services Corp.*                         1,242,955
      97,500    Pier 1 Imports, Inc.                                  2,205,938
      30,000    Proffitts, Inc.*                                        853,125
     159,000    Ross Stores, Inc.                                     5,783,625
     250,000    Tandy Corp.                                           9,640,625
      32,500    Tiffany & Co., Inc.                                   1,172,031
                                                                    -----------
                                                                     45,317,153
--------------------------------------------------------------------------------
METALS-MISCELLANEOUS -- 0.2%
      70,700    Alumax, Inc.*                                         2,403,800
      19,500    Aluminum Co. of America*                              1,373,260
      54,000    Titanium Metals Corp.*                                1,559,250
                                                                    -----------
                                                                      5,336,310
--------------------------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 0.4%
      69,000    Aeroquip-Vickers, Inc.*                               3,385,313
     100,000    Tidewater, Inc.                                       5,512,500
                                                                    -----------
                                                                      8,897,813
--------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 0.8%
      70,000    American Greetings Corp.                              2,738,750
      59,200    Cognizant Corp.                                       2,638,100
      97,900    Deluxe Corp.*                                         3,377,550
      36,000    Interpublic Group Cos., Inc.                          1,793,250
      90,000    A.C. Nielsen Corp.*                                   2,193,750
     190,000    Valassis Communications, Inc.*                        7,030,000
                                                                    -----------
                                                                     19,771,400
--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
NATURAL GAS-DIVERSIFIED -- 0.2%
     158,300    Mitchell Energy & Dev. Corp.                        $ 4,610,487
--------------------------------------------------------------------------------
OIL AND GAS PRODUCING -- 3.3%
     194,400    Apache Corp.                                          6,816,150
      98,000    Barrett Resources Corp.*                              2,964,500
     238,900    Basin Exploration, Inc.*                              4,240,475
     172,500    Tom Brown, Inc.*                                      3,320,625
      64,300    Callon Petroleum Co.*                                 1,046,884
     185,000    Chieftain Int'l., Inc.*                               3,931,250
     153,000    Devon Energy Corp.                                    5,890,500
     100,400    Diamond Offshore Drilling, Inc.                       4,831,750
     177,171    EEX Corp.*                                            1,605,612
     146,400    Enron Oil and Gas Co.                                 3,101,850
      38,100    Forcenergy Gas Exploration, Inc.*                       997,744
      97,200    Meridian Resource Corp.*                                929,475
     497,300    Petromet Resources Ltd.*                              1,087,844
      46,000    Petsec Energy Ltd.*                                     632,500
      79,700    Pogo Producing Co.                                    2,351,150
      60,000    Pride Int'l., Inc.*                                   1,515,000
     770,000    Ranger Oil Ltd.                                       5,293,750
     495,000    Rigel Energy Corp.*                                   4,052,813
     204,600    St. Mary Land & Exploration Co.                       7,161,000
     305,536    Seagull Energy Corp.*                                 6,301,680
      91,300    Snyder Oil Corp.                                      1,666,225
     100,000    USX Marathon Group                                    3,375,000
     152,100    Vastar Resources, Inc.*                               5,437,575
      66,000    Vintage Petroleum, Inc.                               1,254,000
     495,300    Wainoco Oil Ltd.*                                     3,931,444
                                                                    -----------
                                                                     83,736,796
--------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 3.7%
      75,000    BJ Services Co.*                                      5,395,313
      85,960    Camco Int'l., Inc.                                    5,474,578
      41,600    Cliffs Drilling Co.*                                  2,074,800
      64,000    Cooper Cameron Corp.*                                 3,904,000
     140,000    ENSCO Int'l., Inc.                                    4,690,000
     121,000    Halliburton Co.                                       6,284,437
      21,924    Halter Marine Group, Inc.*                              633,055
     190,500    Input/Output, Inc.*                                   5,655,469
      55,000    Lone Star Technologies, Inc.*                         1,560,625
     329,400    Nabors Industries, Inc.*                             10,355,513
     250,000    Noble Drilling Corp.*                                 7,656,250
     127,700    Offshore Logistics, Inc.*                             2,729,587
     215,600    Schlumberger Ltd.                                    17,355,800
      80,000    Smith Int'l., Inc.*                                   4,910,000
      52,000    Transocean Offshore, Inc.                             2,505,750
     144,800    Varco Int'l., Inc.*                                   3,104,150
      30,000    Veritas DGC, Inc.*                                    1,185,000
     118,000    Weatherford Enterra, Inc.*                            5,162,500
     170,000    Willbros Group, Inc.*                                 2,550,000
                                                                    -----------
                                                                     93,186,827
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 1.7%
     199,800    Amoco Corp.                                        $ 17,007,975
     109,000    Atlantic Richfield Co.                                8,733,625
     120,000    Murphy Oil Corp.                                      6,502,500
     142,000    Sun, Inc.*                                            5,972,875
     284,000    Tesoro Petroleum, Inc.*                               4,402,000
                                                                    -----------
                                                                     42,618,975
--------------------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 5.5%
     168,800    Chevron Corp.                                        12,997,600
   1,093,700    Exxon Corp.                                          66,920,769
     346,600    Mobil Corp.                                          25,020,188
     416,000    Royal Dutch Petroleum Co.                            22,542,000
     206,400    Texaco, Inc.                                         11,223,000
                                                                    -----------
                                                                    138,703,557
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.6%
      34,285    Deltic Timber Corp.                                     938,552
     331,500    Rayonier, Inc.                                       14,109,469
                                                                    -----------
                                                                     15,048,021
--------------------------------------------------------------------------------
PUBLISHING-NEWS -- 0.8%
      45,000    Central Newspapers, Inc.                              3,327,188
      86,400    Gannett Co., Inc.                                     5,340,600
      65,700    Harte-Hanks Communications                            2,439,112
      18,000    Houghton Mifflin Co.                                    690,750
      80,000    New York Times Co.                                    5,290,000
       5,700    Washington Post Co.                                   2,773,050
                                                                    -----------
                                                                     19,860,700
--------------------------------------------------------------------------------
RAILROADS -- 0.6%
      40,301    Burlington Northern Santa Fe                          3,745,474
     109,000    Kansas City Southern Inds., Inc.                      3,460,750
     137,400    Norfolk Southern Corp.                                4,233,638
      64,900    Union Pacific Corp.                                   4,052,194
                                                                    -----------
                                                                     15,492,056
--------------------------------------------------------------------------------
REAL ESTATE -- 0.1%
      63,000    LNR Property Corp.                                    1,488,375
--------------------------------------------------------------------------------
SEMICONDUCTOR -- 0.4%
      41,000    ADE Corp.*                                              717,500
      80,000    Dallas Semiconductor Corp.                            3,260,000
     200,000    National Semiconductor Corp.*                         5,187,500
      42,000    Unitrode Corp.*                                         903,000
      43,000    VLSI Technology, Inc.*                                1,015,875
                                                                    -----------
                                                                     11,083,875
--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 0.9%
      70,000    Burlington Industries, Inc.*                        $   966,875
      98,000    Jones Apparel Group, Inc.*                            4,214,000
      29,000    Kellwood Co.*                                           870,000
      93,000    Liz Claiborne, Inc.                                   3,888,562
      37,500    Nautica Enterprises, Inc.*                              871,875
      15,000    St. John Knits, Inc.                                    600,000
     115,000    Unifi, Inc.                                           4,679,063
     136,000    V.F. Corp.                                            6,247,500
      26,500    Westpoint Stevens, Inc.*                              1,252,125
                                                                    -----------
                                                                     23,590,000
--------------------------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.7%
      96,000    Airborne Freight Corp.                                5,964,000
      33,000    Air Express Int'l. Corp.*                             1,006,500
      37,000    Alexander & Baldwin, Inc.*                            1,010,563
      22,000    Expeditors Int'l. Wash., Inc.                           847,000
      54,000    GATX Corp.                                            3,918,375
     239,500    Maritrans, Inc.                                       2,335,125
      42,000    Trinity Industries, Inc.                              1,874,250
                                                                    -----------
                                                                     16,955,813
--------------------------------------------------------------------------------
TRUCKERS -- 0.3%
      25,000    Arnold Industries, Inc.                                 431,250
      18,000    FRP Pptys., Inc.*                                       564,750
      25,000    Roadway Express, Inc.                                   553,125
      33,000    Rollins Truck Leasing Corp.                             589,875
      25,000    Swift Transportation, Inc.*                             809,375
      60,000    U.S. Freightways Corp.                                1,950,000
      45,000    Werner Enterprises, Inc.                                922,500
     105,000    Yellow Corp.*                                         2,638,125
                                                                    -----------
                                                                      8,459,000
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 1.2%
      22,600    Central LA Electric Co.*                                731,675
      59,464    Duke Energy Co.                                       3,292,819
     135,000    Florida Progress Corp.*                               5,298,750
     160,000    FPL Group, Inc.                                       9,470,000
      57,100    IPALCO Enterprises                                    2,394,631
      26,000    KU Energy Corp.                                       1,020,500
      21,500    Minnesota Power & Light Co.*                            936,594
      40,000    New Century Energies, Inc.                            1,917,500
      29,000    NIPSCO Industries, Inc.                               1,433,687
      58,500    Texas Utilities Co.                                   2,431,406
                                                                    -----------
                                                                     28,927,562
--------------------------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 0.3%
       5,100    Indiana Energy, Inc.*                                   167,981
      45,000    KN Energy, Inc.                                       2,430,000
      85,600    New York State E&G Corp.*                             3,038,800
      33,700    NICOR, Inc.                                           1,421,719
                                                                    -----------
                                                                      7,058,500
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
UTILITIES-TELECOMMUNICATIONS -- 3.3%
      29,000    Aliant Communications, Inc.                         $   909,875
     425,600    Ameritech Corp.                                      34,260,800
     275,000    Bay Networks, Inc.*                                   7,029,688
      64,716    Bell Atlantic Corp.                                   5,889,156
     328,100    Bellsouth Corp.                                      18,476,131
      18,400    Harris Corp., DE                                        844,100
     148,100    SBC Communications, Inc.                             10,848,325
     130,000    WorldCom, Inc.*                                       3,932,890
                                                                    -----------
                                                                     82,190,965
--------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
                (COST $1,715,670,652)                             2,359,514,565
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.2%

Principal
 Amount                                                                   Value
--------------------------------------------------------------------------------
$155,301,000    Goldman Sachs Group, LP
                repurchase agreement,
                dated 12/31/97, maturity
                value $155,352,767 at 6.00%,
                due 1/2/98 (collateralized
                by $52,100,000 U.S. Treasury
                Notes, 6.25%, due 1/31/02, by
                $51,750,000 U.S. Treasury
                Notes, 6.375%, due 9/30/01
                and by $54,630,000 U.S.
                Treasury Notes, 5.50%,
                due 12/31/00)                                    $  155,301,000
--------------------------------------------------------------------------------
                TOTAL REPURCHASE AGREEMENT
                 (COST $155,301,000)                                155,301,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
   (COST $1,870,971,652)                                          2,514,815,565
LIABILITIES IN EXCESS OF CASH, RECEIVABLES
   AND OTHER ASSETS-- (0.0%)                                           (437,376)
--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                                              $2,514,378,189
--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.
24

o THE GUARDIAN PARK AVENUE SMALL CAP FUND
------------------------------------------------------------------------------
COMMON STOCKS -- 93.5%
------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.1%
       2,800    Alliant Techsystems, Inc.*                        $    156,100
------------------------------------------------------------------------------
AIR TRANSPORTATION -- 0.4%
      13,800    Alaska Air Group, Inc.*                                534,750
------------------------------------------------------------------------------
APPLIANCE AND FURNITURE -- 3.3%
      66,000    Ethan Allen Interiors, Inc.                          2,545,125
      42,000    Furniture Brands Int'l., Inc.*                         861,000
      15,000    Libbey, Inc.*                                          568,125
                                                                  ------------
                                                                     3,974,250
------------------------------------------------------------------------------
AUTOMOTIVE PARTS -- 1.7%
       8,700    Arvin Industries, Inc.                                 289,819
      24,000    Kaydon Corp.                                           783,000
      10,500    SPX Corp.*                                             724,500
       8,250    Varlen Corp.                                           202,254
                                                                  ------------
                                                                     1,999,573
------------------------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 3.8%
      22,900    Cameron Ashley Building Products*                      383,575
      19,000    Centex Construction Products, Inc.                     572,375
      15,000    Crossman Communities, Inc.*                            414,375
     112,000    FM Ppty., Inc.*                                        581,000
      62,400    Griffon Corp.*                                         912,600
      17,800    Lone Star Industries, Inc.                             945,625
      11,400    Southdown, Inc.                                        672,600
                                                                  ------------
                                                                     4,482,150
------------------------------------------------------------------------------
CAPITAL GOODS-MISCELLANEOUS TECHNOLOGY -- 2.7%
      99,600    AFC Cable Systems, Inc.*                             2,963,100
       7,050    Analysts Int'l. Corp.                                  243,225
                                                                  ------------
                                                                     3,206,325
------------------------------------------------------------------------------
CHEMICALS -- 2.6%
      14,000    Cambrex Corp.                                          644,000
      34,600    LeaRonal, Inc.                                         813,100
      13,000    MacDermid, Inc.                                      1,103,375
      21,600    McWhorter Technologies, Inc.*                          556,200
                                                                  ------------
                                                                     3,116,675
------------------------------------------------------------------------------
COAL -- 0.2%
      15,300    Zeigler Coal Hldg. Co.                                 249,581
------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 1.5%
      11,000    National Computer Systems, Inc.                        387,750
       8,200    Pervasive Software, Inc.*                               59,450
      11,400    Visio Corp.*                                           437,475
      24,000    Wind River Systems, Inc.*                              952,500
                                                                  ------------
                                                                     1,837,175
------------------------------------------------------------------------------
COMPUTER SYSTEMS -- 3.1%
      26,200    DII Group, Inc.*                                       713,950
      60,000    EFTC Corp.*                                            975,000
       3,000    Hadco Corp.*                                           135,750
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
      16,500    Jack Henry & Associates, Inc.*                    $    449,625
       2,300    Sanmina Corp.*                                         155,825
      26,000    Smart Modular Technologies, Inc.*                      598,000
      19,000    Stratus Computer, Inc.*                                718,437
                                                                  ------------
                                                                     3,746,587
------------------------------------------------------------------------------
CONTAINERS-METALS AND PLASTIC -- 0.6%
      13,200    Aptargroup, Inc.                                       732,600
------------------------------------------------------------------------------
DRUGS AND HOSPITALS -- 2.7%
       5,600    Boron LePore & Associates, Inc.*                       154,000
      36,000    DepoTech, Inc.*                                        128,250
      11,500    Genesis Health Ventures, Inc.*                         303,313
      11,500    Integrated Health Svcs., Inc.                          358,656
      17,000    Jones Medical Industries, Inc.                         650,250
      22,900    Life Technologies, Inc.                                761,425
      20,000    Respironics, Inc.*                                     447,500
      17,000    Total Renal Care Hldgs., Inc.*                         467,500
                                                                  ------------
                                                                     3,270,894
------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.0%
      11,300    Esterline Technologies Corp.*                          406,800
      22,000    Power One, Inc.*                                       302,500
      12,200    Uniphase Corp.*                                        504,775
                                                                  ------------
                                                                     1,214,075
------------------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 1.0%
       4,400    ANADIGICS, Inc.*                                       132,550
      55,000    FARO Technologies, Inc.*                               639,375
      13,800    National Instruments Corp.*                            400,200
                                                                  ------------
                                                                     1,172,125
------------------------------------------------------------------------------
ENTERTAINMENT AND LEISURE -- 1.4%
      51,700    American Coin Merchandising*                           911,212
      13,800    Anchor Gaming*                                         769,350
                                                                  ------------
                                                                     1,680,562
------------------------------------------------------------------------------
FINANCIAL-BANKS -- 4.1%
      31,800    CFX Corp.                                              969,900
      19,400    Cullen Frost Bankers, Inc.                           1,177,337
       3,500    Prime Bancshares, Inc.                                  73,063
      10,200    Silicon Valley Bancshares*                             573,750
      17,200    U.S. Bancorp, Inc.                                   1,255,600
       7,700    Westamerica Bancorp                                    787,325
                                                                  ------------
                                                                     4,836,975
------------------------------------------------------------------------------
FINANCIAL-OTHER -- 1.2%
      15,000    Bowne & Co., Inc.                                      598,125
       8,300    Jefferies Group, Inc.*                                 339,781
      12,000    McDonald & Co. Investments, Inc.*                      340,500
       5,200    Morgan Keegan, Inc.*                                   131,625
                                                                  ------------
                                                                     1,410,031
------------------------------------------------------------------------------

------------------------------------------------------------------------------
See notes to financial statements.            * Non-income producing security.
                                                                            25

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of investments (Continued)

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
FINANCIAL-THRIFT -- 2.5%
       5,500    Astoria Financial Corp.                           $    306,625
      33,000    Bank Atlantic Bancorp, Inc.                            538,313
      32,250    CitFed Bancorp, Inc.                                 1,257,750
      10,500    Coast Savings Financial, Inc.*                         719,906
       4,800    Commercial Federal Corp.                               170,700
                                                                  ------------
                                                                     2,993,294
------------------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 2.7%
      10,000    CKE Restaurants, Inc.                                  421,250
      40,900    Earthgrains Co.                                      1,922,300
      50,000    Hain Food Group, Inc.*                                 459,375
      14,200    Smithfield Foods, Inc.*                                468,600
                                                                  ------------
                                                                     3,271,525
------------------------------------------------------------------------------
FOOTWEAR -- 0.1%
       7,700    Wolverine World Wide, Inc.                             174,212
------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.8%
      14,400    Home Products Int'l., Inc.*                            169,200
      20,250    Oneida Ltd.                                            540,422
       5,400    Williams-Sonoma, Inc.*                                 226,125
                                                                  ------------
                                                                       935,747
------------------------------------------------------------------------------
INSURANCE -- 9.5%
      22,800    American Heritage Life Investments                     820,800
      12,750    W.R. Berkley Corp.                                     559,406
      12,300    CMAC Investment Corp.                                  742,612
      19,600    Enhance Financial Svcs. Group, Inc                .  1,166,200
       9,000    Executive Risk, Inc.                                   628,312
     102,960    Fidelity National Financial, Inc.*                   3,204,630
      12,000    Financial Sec. Assur. Hldgs. Ltd.                      579,000
      18,000    Frontier Insurance Group, Inc.                         411,750
       3,800    Markel Corp.*                                          593,275
      50,400    Penn America Group, Inc.                             1,033,200
      23,000    State Auto Financial Corp.                             741,750
      13,400    Vesta Insurance Group, Inc.                            795,625
                                                                  ------------
                                                                    11,276,560
------------------------------------------------------------------------------
LODGING -- 1.2%
      15,100    Fairfield Communities, Inc.*                           666,288
      32,400    Signature Resorts, Inc.*                               708,750
                                                                  ------------
                                                                     1,375,038
------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 4.0%
      10,800    AAR Corp.                                              418,500
      10,500    Applied Power, Inc.                                    724,500
      23,300    Chart Industries, Inc.                                 531,531
      10,000    IRI Int'l. Corp.*                                      140,000
      11,000    Kennametal, Inc.                                       569,937
      18,000    Manitowoc, Inc.                                        585,000
      15,000    Northwest Pipe Co.*                                    360,000
      36,600    Robbins & Myers, Inc.                                1,450,275
                                                                  ------------
                                                                     4,779,743
------------------------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 1.6%
      13,000    Carson Pirie Scott & Co.*                         $    651,625
      35,900    Shopko Stores, Inc.*                                   780,825
      18,000    Stein Mart, Inc.*                                      481,500
                                                                  ------------
                                                                     1,913,950
------------------------------------------------------------------------------
MERCHANDISING-MASS -- 1.5%
      26,400    Brylane, Inc.*                                       1,300,200
      13,800    Lands End, Inc.*                                       483,862
                                                                  ------------
                                                                     1,784,062
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
MERCHANDISING-SPECIAL -- 4.3%
      52,800    Burlington Coat Factory*                               867,900
      49,000    Claire's Stores, Inc.                                  952,437
      15,000    Daisytek Int'l. Corp.*                                 521,250
      22,000    The Dress Barn*                                        624,250
      70,000    The Good Guys, Inc.*                                   533,750
      24,500    New England Business Svcs., Inc.                       826,875
      18,000    Pier 1 Imports, Inc.                                   407,250
      30,000    SED Int'l. Hldgs., Inc.*                               337,500
                                                                  ------------
                                                                     5,071,212
------------------------------------------------------------------------------
METALS -- 1.5%
      39,500    Quanex Corp.                                         1,110,937
      24,500    Titanium Metals Corp.*                                 707,437
                                                                  ------------
                                                                     1,818,374
------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 2.8%
      32,100    Mail-Well, Inc.*                                     1,300,050
      51,500    Sotheby's Hldgs., Inc.                                 952,750
      17,700    StaffMark, Inc.*                                       559,763
      15,000    Valassis Communications, Inc.*                         555,000
                                                                  ------------
                                                                     3,367,563
------------------------------------------------------------------------------
OIL AND GAS PRODUCING -- 5.6%
      53,000    Basin Exploration, Inc.*                               940,750
     175,800    Beau Canada Exploration*                               356,755
      40,000    Bellwether Exploration Co.*                            440,000
      30,500    Callon Petroleum Co.*                                  496,578
     350,600    Canadian 88 Energy Corp.*                            1,042,686
      38,000    Chieftain Int'l., Inc.*                                807,500
      13,000    Forcenergy Gas Exploration, Inc.*                      340,438
     144,000    Petromet Resources Ltd.*                               315,000
      24,000    Rigel Energy Corp.*                                    196,500
       7,800    St. Mary Land & Exploration Co.                        273,000
      19,000    Snyder Oil Corp.*.                                     346,750
     135,000    Wainoco Oil Ltd.*                                    1,071,563
                                                                  ------------
                                                                     6,627,520
------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 2.7%
      19,400    Bayard Drilling Technology, Inc.*                      315,250
       6,000    Friede Goldman Int'l., Inc.*                           179,250
      34,500    Halter Marine Group, Inc.*                             996,188
      15,000    Lone Star Technologies, Inc.*                          425,625
      26,600    Varco Int'l., Inc.*                                    570,238
      51,000    Willbros Group, Inc.*                                  765,000
                                                                  ------------
                                                                     3,251,551
------------------------------------------------------------------------------

------------------------------------------------------------------------------
* Non-income producing security             See notes to financial statements.
26

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of Investments (Continued)

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.3%
      45,500    Deltic Timber Corp.                                $ 1,245,563
      12,390    Wausau-Mosinee Paper Corp.                             250,511
                                                                  ------------
                                                                     1,496,074
------------------------------------------------------------------------------
POLLUTION CONTROL -- 0.6%
      45,000    Imco Recycling, Inc.                                   722,813
------------------------------------------------------------------------------
PUBLISHING-NEWS -- 1.1%
       2,500    CMP Media, Inc.*                                        43,125
      16,000    Harte-Hanks Communications                             594,000
      12,300    McClatchy Newspapers, Inc.                             334,406
       6,000    Pulitzer Publishing, Inc.                              376,875
                                                                  ------------
                                                                     1,348,406
------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 5.4%
      16,000    Ambassador Apartments, Inc.                            329,000
      16,000    American Gen. Hospitality Corp.                        428,000
      18,000    Arden Realty, Inc.                                     553,500
      18,000    Brandywine Realty Trust                                452,250
      15,400    Camden Ppty. Trust                                     477,400
      13,000    CCA Prison Realty Trust                                580,125
      14,500    Commercial Net Lease Realty, Inc.                      259,188
      16,000    Glenborough Realty Trust, Inc.                         474,000
      30,000    Innkeepers USA Trust                                   465,000
       8,000    JDN Realty Corp.*                                      259,000
      24,000    Lexington Corp. Ppty., Inc.                            370,500
      11,000    National Golf Ppty., Inc.                              360,938
       7,500    Charles E. Smith Residential Realty                    266,250
      51,000    Sunstone Hotel Investors, Inc.*                        879,750
       9,600    Tower Realty Trust, Inc.                               236,400
                                                                  ------------
                                                                     6,391,301
------------------------------------------------------------------------------
SEMICONDUCTOR -- 2.4%
      32,600    ADE Corp.*                                             570,500
      20,100    Dallas Semiconductor Corp.                             819,075
      30,000    SanDisk Corp.*                                         609,375
      41,000    Unitrode Corp.*                                       881,500
                                                                  ------------
                                                                     2,880,450
------------------------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 1.1%
      35,000    Big Dog Hldgs., Inc.*                                  196,875
      13,000    Nautica Enterprises, Inc.*                             302,250
      27,375    Paxar Corp.*                                           405,492
       9,300    St. John Knits, Inc.                                   372,000
                                                                  ------------
                                                                     1,276,617
------------------------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 5.1%
      20,600    Airborne Freight Corp.                               1,279,775
      17,000    Air Express Int'l. Corp.                               518,500
      23,000    Budget Group, Inc.*                                    794,938
      37,500    Dollar Thrifty Automotive Group, Inc.*                 768,750
      31,000    Eagle USA Airfreight, Inc.*                            883,500
      17,300    Expeditors Int'l. Wash., Inc.                          666,050
      10,000    Hub Group, Inc.*                                       297,500
      25,700    Sea Containers Ltd.*                                   822,400
                                                                  ------------
                                                                     6,031,413


------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
TRUCKERS -- 3.6%
      21,000    Arnold Industries, Inc.                            $   362,250
      38,000    Consolidated Freightways Corp.*                        517,750
      12,300    Roadway Express, Inc.                                  272,137
      17,500    Rollins Truck Leasing Corp.                            312,812
      13,400    Swift Transportation, Inc.*                            433,825
      49,500    U.S. Freightways Corp.                               1,608,750
      13,000    Werner Enterprises, Inc.                               266,500
      20,000    Yellow Corp.*                                          502,500
                                                                  ------------
                                                                     4,276,524
------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 0.3%
       7,700    Central LA Electric Co.*                               249,287
       2,000    Minnesota Power & Light Co.*                            87,125
                                                                  ------------
                                                                       336,412
------------------------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 0.1%
       4,300    Indiana Energy, Inc.*                                  141,631
------------------------------------------------------------------------------
UTILITIES-TELECOMMUNICATIONS -- 0.3%
      15,000    Startec Global Communications Corp.*                   335,625
------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                 (COST $100,980,939 )                              111,498,045
------------------------------------------------------------------------------

------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.5%
------------------------------------------------------------------------------
Principal
 Amount                                                                  Value
------------------------------------------------------------------------------
$7,738,000      State Street Bank & Trust Co.
                repurchase agreement,
                dated 12/31/97, maturity
                value $7,740,515 at 5.85%,
                due 1/2/98 (collateralized by
                $7,895,000 U.S. Treasury
                Notes, 5.875%, due 2/28/99)                         $7,738,000
------------------------------------------------------------------------------
                TOTAL REPURCHASE AGREEMENT
                 (COST $7,738,000)                                   7,738,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
  (COST $108,718,939)                                              119,236,045
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.0%                                              27,730
------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $119,263,775
------------------------------------------------------------------------------

------------------------------------------------------------------------------
See notes to financial statements.            * Non-income producing security.

o THE GUARDIAN ASSET ALLOCATION FUND

Common Stocks -- 32.5%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.7%
         2,215    Lockheed Martin Corp.                             $   218,178
         5,000    Precision Castparts Corp.                             301,563
         3,900    Rockwell Int'l. Corp.                                 203,775
         1,400    TRW, Inc.                                              74,725
         2,900    United Technologies Corp.                             211,156
                                                                    -----------
                                                                      1,009,397
--------------------------------------------------------------------------------
AIR TRANSPORTATION -- 0.5%
         4,500    AMR Corp., DE*                                        578,250
         4,000    Continental Airlines, Inc.*                           192,500
                                                                    -----------
                                                                        770,750
--------------------------------------------------------------------------------
AUTOMOTIVE PARTS -- 0.1%
           750    Autoliv, Inc.                                          24,563
         1,600    Goodyear Tire & Rubber Co.                            101,800
         1,299    Meritor Automotive, Inc.                               27,360
                                                                    -----------
                                                                        153,723
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.1%
         2,600    Amgen, Inc.                                           140,725
--------------------------------------------------------------------------------
BUILDING MATERIALS AND HOMEBUILDERS -- 0.1%
         2,289    Martin Marietta Materials, Inc.                        83,692
         2,000    Sherwin-Williams Co.                                   55,500
                                                                    -----------
                                                                        139,192
--------------------------------------------------------------------------------
CHEMICALS -- 1.2%
        21,600    E.I. Dupont de Nemours, Inc.                        1,297,350
         2,200    Morton Int'l., Inc.                                    75,625
         3,000    PPG Industries, Inc.                                  171,375
         2,000    Rohm & Haas Co.                                       191,500
                                                                    -----------
                                                                      1,735,850
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.9%
           300    ChoicePoint, Inc.*                                     14,325
        10,000    Microsoft Corp.*                                    1,292,500
                                                                    -----------
                                                                      1,306,825
--------------------------------------------------------------------------------
COMPUTER SYSTEMS -- 1.7%
         5,500    Compaq Computer Corp.                                 310,406
         1,500    Diebold, Inc.                                          75,937
         1,500    Honeywell, Inc.                                       102,750
        12,500    Lexmark Int'l. Group, Inc.*                           475,000
         3,000    Pitney Bowes, Inc.                                    269,812
         6,000    Quantum Corp.*                                        120,375
         6,000    SCI Systems, Inc.*                                    261,375
        13,000    Storage Technology Corp.*                             805,187
         3,000    Sun Microsystems, Inc.*                               119,625
         4,600    Western Digital Corp.*                                 73,887
                                                                    -----------
                                                                      2,614,354
--------------------------------------------------------------------------------
CONGLOMERATES -- 1.5%
         5,800    Allied Signal, Inc.                                   225,837
        12,500    Loews Corp.                                         1,326,562
        12,000    Textron, Inc.                                         750,000
                                                                    -----------
                                                                      2,302,399
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
DRUGS AND HOSPITALS -- 2.1%
         5,000    Allegiance Corp.                                  $   177,187
         2,600    Becton Dickinson & Co.                                130,000
         7,400    Bristol-Myers Squibb Corp.                            700,225
         1,100    Integrated Health Services, Inc.                       34,306
         6,000    Eli Lilly & Co., Inc.                                 417,750
         3,400    Pfizer, Inc.                                          253,512
        11,800    Schering-Plough Corp.                                 733,075
        11,000    Universal Health Services, Inc.*                      554,125
         1,300    Warner-Lambert Co.                                    161,200
                                                                    -----------
                                                                      3,161,380
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.0%
        40,200    General Electric Co.                                2,949,675
--------------------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 0.2%
         5,000    Dynatech Corp.*                                       234,375
--------------------------------------------------------------------------------
FINANCIAL-BANKS -- 6.4%
        30,000    BankAmerica Corp.                                   2,190,000
         4,928    Bank of Boston Corp.                                  462,951
         4,000    Barnett Banks, Inc.                                   287,500
        11,404    Chase Manhattan Corp.                               1,248,738
        15,000    Citicorp                                            1,896,562
         2,500    Comerica, Inc.                                        225,625
         8,200    First Chicago NBD Corp.                               684,700
        14,200    First Union Corp.                                     727,750
         1,700    KeyCorp                                               120,381
         5,200    Mellon Bank Corp.                                     315,250
        10,200    Nationsbank Corp.                                     620,287
         3,000    Provident Financial Group, Inc.                       145,500
         4,500    Star Banc Corp.                                       258,187
         4,000    State Street Corp.                                    232,750
         1,500    Union BanCal Corp.                                    161,250
         2,400    Zions Bancorp                                         108,900
                                                                    -----------
                                                                      9,686,331
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 3.1%
         3,000    Countrywide Credit Industries, Inc.                   128,625
        30,000    A.G. Edwards, Inc.                                  1,192,500
         7,200    Federal Home Loan Mortgage Corp.                      301,950
        12,000    Federal National Mortgage Assn.                       684,750
         3,000    Franklin Resources, Inc.                              260,813
         6,000    Merrill Lynch & Co., Inc.                             437,625
        30,000    Travelers Group, Inc.                               1,616,250
                                                                    -----------
                                                                      4,622,513
--------------------------------------------------------------------------------
FINANCIAL-THRIFT -- 0.3%
         5,600    Astoria Financial Corp.                               312,200
         1,575    Commercial Federal Corp.                               56,011
         2,000    Greenpoint Financial Corp.                            145,125
                                                                    -----------
                                                                        513,336
--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)


--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
FOOD, BEVERAGE AND TOBACCO -- 0.9%
         6,000    Campbell Soup Co.                                  $   348,750
         5,400    ConAgra, Inc.                                          177,187
           800    Earthgrains Co.                                         37,600
         3,000    Fortune Brands, Inc.                                   111,187
         4,000    Interstate Bakeries Corp.                              149,500
        11,900    Philip Morris Cos., Inc.                               539,219
                                                                     -----------
                                                                       1,363,443
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.3%
         6,200    Procter & Gamble Co.                                   494,838
--------------------------------------------------------------------------------
INSURANCE -- 1.5%
         4,700    Allstate Corp.                                         427,112
         1,000    Chubb Corp.                                             75,625
           700    General RE Corp.                                       148,400
         2,500    Hartford Financial Svcs. Group, Inc.                   233,906
         1,800    Marsh & McLennan Cos., Inc.                            134,212
           800    MBIA, Inc.                                              53,450
         8,400    MGIC Investment Corp.                                  558,600
        13,500    SunAmerica, Inc.                                       577,125
         2,000    Travelers Ppty. Casualty Corp.                          88,000
                                                                     -----------
                                                                       2,296,430
--------------------------------------------------------------------------------
MACHINERY AND EQUIPMENT -- 0.4%
         8,400    Caterpillar, Inc.                                      407,925
         2,600    Deere & Co.                                            151,613
           600    Eaton Corp.                                             53,550
                                                                     -----------
                                                                         613,088
--------------------------------------------------------------------------------
MERCHANDISING-DEPARTMENT STORES -- 0.1%
         2,400    Dayton Hudson Corp.                                    162,000
--------------------------------------------------------------------------------
MERCHANDISING-FOOD -- 0.4%
         9,637     Safeway, Inc.*                                        609,540
--------------------------------------------------------------------------------
MERCHANDISING-SPECIAL -- 0.1%
         2,652    CVS Corp.                                              169,894
--------------------------------------------------------------------------------
MISCELLANEOUS-CONSUMER GROWTH STAPLES -- 0.1%
         2,700    Cognizant Corp.                                        120,319
         1,500    Interpublic Group Cos., Inc.                            74,719
                                                                     -----------
                                                                         195,038
--------------------------------------------------------------------------------
OIL AND GAS PRODUCING -- 1.3%
         9,000    Apache Corp.                                           315,563
         4,000    Barrett Resources Corp.*                               121,000
         7,000    Tom Brown, Inc.*                                       134,750
         8,000    Chieftain Int'l., Inc.*                                170,000
        10,000    Devon Energy Corp.                                     385,000
         4,400    Diamond Offshore Drilling, Inc.                        211,750
        50,000    Ranger Oil Ltd.                                        343,750
        14,696    Seagull Energy Corp.*                                  303,105
                                                                     -----------
                                                                       1,984,918
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
OIL AND GAS SERVICES -- 1.3%
         6,000    ENSCO Int'l., Inc.                                 $   201,000
         5,400    Halliburton Co.                                        280,463
        13,000    Nabors Industries, Inc.*                               408,688
         7,500    Noble Drilling Corp.                                   229,688
         9,600    Schlumberger Ltd.                                      772,800
                                                                     -----------
                                                                       1,892,639
--------------------------------------------------------------------------------
OIL-INTEGRATED-DOMESTIC -- 0.8%
         5,000    Amoco Corp.                                            425,625
         3,600    Atlantic Richfield Co.                                 288,450
         5,000    Murphy Oil Corp.                                       270,938
        16,700    Tesoro Petroleum, Inc.                                 258,850
                                                                     -----------
                                                                       1,243,863
--------------------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 2.8%
         7,500    Chevron Corp.                                          577,500
        28,400    Exxon Corp.                                          1,737,725
        14,000    Mobil Corp.                                          1,010,625
        15,600    Royal Dutch Petroleum Co.                              845,325
                                                                     -----------
                                                                       4,171,175
--------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.7%
         1,428    Deltic Timber Corp.                                     39,092
        25,000    Rayonier, Inc.                                       1,064,063
                                                                     -----------
                                                                       1,103,155
--------------------------------------------------------------------------------
PUBLISHING-NEWS -- 0.1%
         3,400    Gannett Co., Inc.                                      210,163
--------------------------------------------------------------------------------
RAILROADS -- 0.3%
         2,576    Burlington Northern Santa Fe                           239,407
         6,300    Norfolk Southern Corp.                                 194,119
                                                                     -----------
                                                                         433,526
--------------------------------------------------------------------------------
TEXTILE-APPAREL AND PRODUCTION -- 0.1%
          4,000    V.F. Corp.                                            183,750
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 0.1%
         2,700    Texas Utilities Co.                                    112,219
--------------------------------------------------------------------------------
UTILITIES-TELECOMMUNICATIONS -- 0.3%
         5,700    Ameritech Corp.                                        458,850
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                   (COST $29,683,950)                                 49,039,354
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MUTUAL FUNDS -- 40.0%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
EQUITY -- 25.3%
       828,458    The Guardian Park Avenue
                   Fund, Class A                                     $38,205,148
FIXED INCOME -- 14.7%
     2,247,294    The Guardian Investment
                   Quality Bond Fund                                  22,263,224
--------------------------------------------------------------------------------
                  TOTAL MUTUAL FUNDS
                   (COST $60,592,641)                                 60,468,372
--------------------------------------------------------------------------------
See notes to financial statements.                     * Non-producing security.

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
CORPORATE BONDS -- 2.0%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
    $2,500,000    Assoc. Corp. of North America
                   8.125% due 1/15/98                                $ 2,501,325
       500,000    McDermott Int'l., Inc.
                   6.57% due 4/20/98                                     500,065
--------------------------------------------------------------------------------
                  TOTAL CORPORATE BONDS
                   (COST $3,002,032)                                   3,001,390
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT -- 4.5%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
    $7,000,000    U.S. Treasury Bills, 5.43%
                   due 7/11/98
                   (COST $6,836,272)                                 $ 6,836,272
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIONS -- 0.3%
--------------------------------------------------------------------------------
Number of
Contracts                                                                  Value
--------------------------------------------------------------------------------
           100    U.S. Treasury Bonds Future
                   Expires February, 1998
                   Exercise price $118                               $   314,063
           120    U.S. Treasury Notes Future
                   Expires March, 1998
                   Exercise price $111                                   191,250
--------------------------------------------------------------------------------
                  TOTAL OPTIONS
                   (COST $379,090)                                       505,313
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.9%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 11.9%
    $6,000,000    Monsanto Co.
                   6.50%, due 1/2/98                                 $ 5,998,917
     4,000,000    PHH Corp.
                   5.75%, due 3/16/98                                  3,952,722
     4,000,000    USAA Capital Corp.
                   5.72%, due 2/12/98                                  3,973,307
     4,000,000    Union Camp Corp.
                   6.00%, due 1/28/98                                  3,982,000
--------------------------------------------------------------------------------
                  TOTAL SHORT-TERM INVESTMENTS
                   (COST $17,906,946)                                 17,906,946
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.8%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
   $13,227,000    State Street Bank & Trust Co.
                  repurchase agreement, dated
                  12/31/97, maturity value
                  $13,231,299 at 5.85%,
                  due 1/2/98 (collateralized by
                  $13,495,000 U.S. Treasury
                  Notes, 5.875%, due 2/28/99)                       $ 13,227,000
--------------------------------------------------------------------------------
                  TOTAL REPURCHASE AGREEMENT
                   (COST $13,227,000)                                 13,227,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
 (COST $131,627,931)                                                 150,984,647
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES--0.0%                                                   29,683
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                $151,014,330
--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

o THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

--------------------------------------------------------------------------------
COMMON STOCKS -- 97.7%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
ARGENTINA -- 0.9%
 BANKS -- 0.4%
           10,500 Banco de Galicia Y Buenos Aires S.A. ADR* $ 270,375 OIL AND GAS -- 0.4%
           42,267     Perez Companc S.A.                                 301,844
 UTILITIES-ELECTRIC -- 0.1%
            3,800     Capex S.A. GDR                                      51,300
                                                                     -----------
                                                                         623,519
--------------------------------------------------------------------------------
AUSTRALIA -- 2.0%
 BANKS -- 0.6%
           67,000     Australia & NZ Bank Group                          442,786
 BEVERAGE -- 0.5%
          178,400     Fosters Brewing Group                              339,515
 BUSINESS SERVICES -- 0.6%
           22,400     Brambles Industries Ltd.                           444,546
 REAL ESTATE -- 0.3%
           13,350     Lend Lease Corp.                                   261,026
                                                                     -----------
                                                                       1,487,873
--------------------------------------------------------------------------------
BRAZIL -- 2.2%
 FOOD, BEVERAGE AND TOBACCO -- 0.3%
           14,300     Comp. Cerveja Ria Brahma ADR                       202,881
 PETROLEUM SERVICES -- 0.3%
            9,600     Petroleo Brasileiro S.A. ADR                       220,800
 RETAIL-FOOD -- 0.2%
            8,800     Comp. Brasileira de Distribution GDR+              170,500
 TELECOMMUNICATIONS -- 1.0%
            6,074     Telecom. Brasileiras ADR                           707,241
 UTILITIES-ELECTRIC --0.4%
            2,000     Comp. Energetica de Minas                           88,000
           13,200     Comp. Paranaense de Energia ADR                    180,675
                                                                     -----------
                                                                       1,570,097
--------------------------------------------------------------------------------
CHILE -- 0.4%
 MUTUAL FUND -- 0.2%
            3,730     Genesis Chile Fund*                                143,605
 RETAIL-FOOD-- 0.2%
            9,084     Distribucion Y Servicio S.A. ADR*                  168,622
                                                                     -----------
                                                                         312,227
--------------------------------------------------------------------------------
CZECH REPUBLIC -- 0.2%
 BANKS -- 0.2%
           10,312     Komercni Banka S.A. GDR                            123,744
--------------------------------------------------------------------------------
FRANCE-- 4.2%
 ELECTRONICS-SEMICONDUCTOR -- 1.0%
           11,380     SGS Thomson Microelectronics NV*                   704,337
--------------------------------------------------------------------------------


+Rule 144A restricted security.


--------------------------------------------------------------------------------
Shares                                                                    Value
--------------------------------------------------------------------------------
 OIL-INTEGRATED -- 2.0%
           12,500     Elf Aquitaine                                  $ 1,453,851
 RETAIL TRADE -- 1.2%
            1,790     Comptoirs Modernes                                 916,042
                                                                     -----------
                                                                       3,074,230
--------------------------------------------------------------------------------
GERMANY -- 13.5%
 AUTOMOBILE -- 2.3%
            2,250     Bayerische Motoren Werke AG*                     1,682,231
 BANKS -- 2.4%
           27,200     Bayerische Vereinsbank AG*                       1,779,616
 CHEMICALS -- 0.7%
           15,140     BASF AG                                            536,521
 DRUGS AND HEALTHCARE -- 0.9%
           13,590     GEHE AG                                            679,897
 FOOTWEAR -- 2.3%
           12,500     Adidas AG                                        1,644,014
 INDUSTRIAL MACHINERIES -- 2.3%
            3,305     Mannesmann AG                                    1,669,999
 INSURANCE -- 0.7%
            1,290     Munchener Ruckvers*                                486,184
 SOFTWARE -- 1.9%
            4,660     SAP AG                                           1,415,654
                                                                     -----------
                                                                       9,894,116
--------------------------------------------------------------------------------
HONG KONG -- 2.9%
 CONGLOMERATES -- 1.1%
           78,000     CITIC Pacific Ltd.                                 310,027
           84,000     Hutchison Whampoa                                  526,829
 REAL ESTATE -- 1.8%
          116,000     Henderson Land Development                         546,393
          134,122     Hong Kong Land Hldgs.                              257,514
           79,000     Hysan Development Co.                              157,511
          106,000     New World Development Co.                          366,602
                                                                     -----------
                                                                       2,164,876
--------------------------------------------------------------------------------
HUNGARY -- 1.0%
 FOOD AND BEVERAGE -- 0.3%
            3,041     Pick Szeged RT                                     242,690
 PHARMACEUTICALS -- 0.7%
            4,100     Richter Gedeon VEG                                 465,615
                                                                     -----------
                                                                         708,305
--------------------------------------------------------------------------------
IRELAND -- 1.9%
 BANKS -- 0.9%
           70,000     Allied Irish Bank                                  677,490
 CONSTRUCTION MATERIALS -- 1.0%

           61,200     CRH PLC                                            712,681
                                                                     -----------
                                                                       1,390,171
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
ITALY -- 5.4%
 OIL-INTEGRATED -- 1.3%
          169,000     Eni Spa                                        $   958,208
 TELECOMMUNICATIONS -- 4.1%
          222,000     Telecom. Italia SPA                              1,418,089
          342,000     Telecom. Italia MOB                              1,578,536
                                                                     -----------
                                                                       3,954,833
--------------------------------------------------------------------------------
JAPAN -- 14.5%
 AUTOMOBILES -- 1.2%
           24,000     Honda Motor Co.                                    880,447
 CHEMICALS -- 0.7%
           27,000     Shin Etsu Chemical Co.                             514,896
 COMPUTER SYSTEMS -- 1.1%
               15     NTT Data Communication Systems                     807,613
 DRUGS AND HEALTH CARE -- 0.5%
           19,000     Sankyo Co.                                         429,272
 ELECTRONICS -- 3.5%
           26,000     Canon, Inc.                                        605,346
           10,000     Rohm Co.                                         1,018,611
           10,800     Sony Corp.                                         959,485
 FINANCIAL SERVICES -- 2.8%
           32,200     Credit Saison Co.                                  794,087
           13,860     Promise Co.                                        768,526
            1,700     Shohkoh Fund & Co.*                                518,189
 INDUSTRIAL MACHINERIES -- 1.0%
            8,000     SMC Corp.                                          704,603
 LEISURE PRODUCTS -- 0.3%
            2,090     Toho Co.                                           222,494
 PHOTOGRAPHY -- 1.1%
           20,000     Fuji Photo Film Co.                                765,873
 REAL ESTATE -- 0.9%
           61,000     Mitsubishi Estate                                  663,399
 RETAIL TRADE -- 0.4%
           19,000     Jusco Co.                                          267,749
 TELECOMMUNICATIONS -- 1.0%
           28,000     Matsushita Communications                          746,266
                                                                     -----------
                                                                      10,666,856
--------------------------------------------------------------------------------
MEXICO -- 1.5%
 CONGLOMERATES -- 0.2%
           21,600     Alfa S.A.                                          146,400
 MEDIA AND ENTERTAINMENT -- 0.6%
           22,200     Corp. Interamericana Entretenimiento*              172,748
           11,300     TV Azteca S.A. de C.V. ADR*                        254,956
 RETAIL TRADE -- 0.5%
            5,900     Grupo Elektra S.A. de C.V. GDR*                    207,606
           40,000     Organiz Soriana*                                   175,949
 TELECOMMUNICATIONS -- 0.2%
            3,300     Telefonos de Mexico S.A. ADR                       185,006
                                                                     -----------
                                                                       1,142,665
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
NETHERLANDS -- 5.7%
 BANKS -- 2.7%
          100,200     ABN Amro Hldgs. NV                            $  1,951,964
 BROADCASTING AND PUBLISHING -- 1.9%
           49,600     Ver Ned Uitgevers                                1,399,216
 SEMICONDUCTOR-EQUIPMENT -- 1.1%
           12,270     ASM Lithography Hldgs.*                            804,828
                                                                     -----------
                                                                       4,156,008
--------------------------------------------------------------------------------
NEW ZEALAND -- 0.5%
 TELECOMMUNICATIONS -- 0.5%
           82,000     Telecom. Corp. of New Zealand                      397,571
--------------------------------------------------------------------------------
NORWAY -- 0.8%
 PUBLISHING -- 0.8%
           35,750     Schibsted ASA*                                     612,307
--------------------------------------------------------------------------------
POLAND -- 0.5%
 ELECTRICAL EQUIPMENT -- 0.5%
           36,350     Elektrim                                           351,641
--------------------------------------------------------------------------------
SINGAPORE -- 0.3%
 PUBLISHING -- 0.3%
           20,200     Singapore Press Hldgs.                             252,874
--------------------------------------------------------------------------------
SPAIN -- 2.5%
 BANK -- 2.5%
           53,800     Banco Santander S.A.                             1,797,453
--------------------------------------------------------------------------------
SWEDEN -- 4.2%
 CONGLOMERATES -- 1.2%
            9,500     Incentive AB                                       857,882
 CONSTRUCTION AND MINING EQUIPMENT -- 1.2%
           29,050     Atlas Copco AB                                     865,291
 TELECOMMUNICATIONS -- 1.8%
           35,200     LM Ericsson*                                     1,323,342
                                                                     -----------
                                                                       3,046,515
--------------------------------------------------------------------------------
SWITZERLAND -- 8.6%
 BUSINESS SERVICES -- 1.0%
            2,620     Adecco S.A.                                        759,355
 INDUSTRIAL MACHINERIES -- 0.4%
              175     Bobst AG                                           257,494
 INSURANCE -- 2.6%
            4,050     Zurich Versicherungs-Gesellschaft*               1,929,099
 PHARMACEUTICALS -- 4.6%
            2,075     Novartis AG                                      3,365,556
                                                                     -----------
                                                                       6,311,504
--------------------------------------------------------------------------------
UNITED KINGDOM -- 24.0%
 BANKS -- 5.7%
           84,000     Abbey National                                   1,512,151
           60,500     HSBC Hldgs.                                      1,492,556
           59,861     Lloyds TSB Group PLC*                              778,767
           24,500     National Westminster Bank Co. PLC                  407,241

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.
32

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
 CONGLOMERATES -- 2.6%
          233,051     Rentokil Initial PLC                           $ 1,026,699
          150,000     Williams Hldgs.                                    832,747
 CONTAINERS-PAPER AND PLASTIC -- 0.4%
           80,000     Bunzl PLC                                          310,761
 DISTRIBUTORS -- 0.2%
           29,000     Litho Supplies                                     112,175
 DRUGS AND HEALTH CARE -- 3.4%
           81,000     Glaxo Wellcome                                   1,931,085
           16,500     Zeneca Group                                       584,452
 ELECTRONICS -- 0.8%
           52,000     Electrocomponents                                  386,907
           28,000     Premier Farnell                                    201,436
 ENGINEERING -- 0.9%
           34,000     Siebe                                              667,348
 FOOD, BEVERAGE AND TOBACCO -- 2.6%
           55,000     Devro Int'l.                                       340,572
          132,800     Imperial Tobacco                                   835,415
           46,929     Whitbread                                          689,103
 INSURANCE -- 0.6%
           12,000     Britannic Assurance                                215,825
           56,000     Cox Insurance Hldgs. PLC                           217,993
 LEISURE PRODUCTS -- 0.8%
           39,000     Granada Group                                      595,735
 NEWSPAPERS -- 0.2%
           21,000     Southnews PLC                                      156,941
 OIL-INTERNATIONAL -- 2.1%
          117,862     British Petroleum                                1,559,141
 RETAIL TRADE -- 1.5%
           46,000     Argos PLC                                          415,175
           66,337     Dixons Group                                       665,737
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS -- 1.8%
          147,373     Cable & Wireless Co.*                         $    639,039
           95,000     Vodafone Group                                     686,565
 TRANSPORTATION -- 0.4%
           36,000     BAA PLC                                            294,467
                                                                     -----------
                                                                      17,556,033
--------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                       (COST $58,396,792)                             71,595,418
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
$1,077,000            State Street Bank & Trust Co.
                      repurchase agreement,
                      dated 12/31/97, maturity
                      value $1,077,299 at 5.00%
                      due 1/2/98 (collateralized
                      by $1,105,000 U.S. Treasury
                      Notes, 9.25% due 8/15/98)                      $ 1,077,000
--------------------------------------------------------------------------------
                      TOTAL REPURCHASE AGREEMENT
                       (COST $1,077,000)                               1,077,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.2%
 (COST $59,473,792)                                                   72,672,418
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES -- 0.8%                                                595,049
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                 $73,267,467
--------------------------------------------------------------------------------
GLOSSARY OF TERMS:
 ADR--American Depository Receipt.
 GDR--Global Depository Receipt.


--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

o THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

--------------------------------------------------------------------------------
COMMON STOCKS -- 89.4%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
ARGENTINA -- 7.6%
 BANKS -- 1.3%

              12,200    Banco Galicia Y Buenos
                         Aires S.A.                                  $   314,150
 BUILDING CONSTRUCTION -- 0.4%
              21,200    Dycasa Dragados S.A.                              92,238
 OIL AND GAS -- 2.5%
              44,000    Perez Companc S.A.                               314,220
               8,400    YPF Sociedad Anonima ADR                         287,175
 REAL ESTATE -- 1.2%
               7,200    IRSA Inversiones Y Represente                    270,900
 RETAIL FOOD -- 1.2%
              15,337    Imp. Y Exp. Patagonia                            276,118
 TELECOMMUNICATIONS -- 0.8%
               5,000    Telefonica de Argentina S.A. ADR                 186,250
 UTILITIES-ELECTRIC -- 0.2%
               3,660    Capex S.A. GDR                                    49,410
                                                                     -----------
                                                                       1,790,461
--------------------------------------------------------------------------------
BRAZIL -- 21.4%
 BANKS -- 1.8%
             770,000    Banco Itau S.A.                                  413,960
             490,000    Encorpar*                                            526
 FOOD, BEVERAGE AND TOBACCO -- 2.3%
             291,240    Comp. Cerv. Ria Brahma                           347,632
           5,200,000    Comp. Lorenz                                     186,372
 INDUSTRIAL MACHINERIES -- 0.8%
              15,300    Elevadores Atlas                                 185,072
 PETROLEUM SERVICES -- 2.1%
             269,300    Petroleo Brasileiro S.A.                         502,365
 REAL ESTATE -- 0.6%
               6,500    Brazil Realty S.A.                               133,952
 RETAIL-FOOD -- 1.7%
               4,600    Comp. S.A. Supermercados GDR+                     84,870
              16,500    Comp. Brasileiras de Dist. GDR                   319,688
 TELECOMMUNICATIONS -- 7.2%
           6,036,000    Ericsson Telecom S.A.*                           193,619
           6,100,000    Telecom. Brasileiras S.A.                        620,358
               4,250    Telecom. Brasileiras S.A. ADR                    494,859
           1,715,767    Telecom. de Sao Paolo S.A.*                      393,315
 TEXTILE-APPAREL AND PRODUCTION -- 0.5%
              31,500    Confeccoes Guararapes S.A.                       109,793
 TOBACCO -- 0.5%
              15,000    Comp. Souza Cruz                                 120,962
 UTILITIES -- 0.7%
             740,004    Comp. Saneam. Basico Est. de
                         Sao Paolo                                       175,710
--------------------------------------------------------------------------------
+ Rule 144A restricted security.



--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
 UTILITIES-ELECTRIC -- 3.2%
         263,600,000    Comp. de Elect. do Est. de
                         Rio de Janeiro*                             $   170,057
               2,700    Comp. Energetica de Minas ADR                    118,800
           8,109,500    Comp. Paranaense de Energia                      239,986
             735,673    Light Particapacoes                              220,823
                                                                     -----------
                                                                       5,032,719
--------------------------------------------------------------------------------
CHILE -- 4.9%
 CHEMICALS -- 0.8%
               4,200    Sociedad Quimica Y Minera
                         de Chile S.A.*                                  184,800
 FOOD AND BEVERAGE -- 0.8%
              10,000    Embotelladora Andina S.A. ADR                    194,375
 MINING -- 0.7%
              30,420    Antofagasta Hldgs.                               164,884
 MUTUAL FUND -- 1.3%
               8,000    Genesis Chile Fund                               308,000
 RETAIL-FOOD -- 1.3%
               2,400    Disco S.A.*                                      107,850
              10,714    Distribucion Y Servicio ADR*                     198,879
                                                                     -----------
                                                                       1,158,788
--------------------------------------------------------------------------------
COLOMBIA -- 0.9%
 BANKS -- 0.9%
               8,600    Banco Ganadero S.A.                              206,400
CZECH REPUBLIC -- 2.8%
 BANKS -- 1.1%
               7,000    Komercni Banka*                                  138,741
               9,620    Komercni Banka AS GDR                            115,440
 FINANCIAL SERVICES -- 0.3%
              13,000    IKS KB Plus*                                      72,168
 FOOD AND BEVERAGES -- 0.7%
               1,155    Plzensky Prasdroj                                104,860
              17,700    Prazske Pivovary                                  67,553
 TELECOMMUNICATIONS -- 0.7%
               1,650    SPT Telecom AS*                                  173,893
                                                                     -----------
                                                                         672,655
--------------------------------------------------------------------------------
HONG KONG -- 5.6%
 AIR TRANSPORTATION -- 0.8%
             606,000     China Travel Int'l., Inc.                       191,599
 CONGLOMERATES -- 1.7%
              96,000    China Resources EN                               214,324
              46,000    CITIC Pacific Ltd.                               182,837
 REAL ESTATE -- 3.1%
             736,000    China Overseas Land                              225,577
           1,073,600    Hon Kwok Land Inv. Ltd.                          193,966
              88,000    New World Development Co.                        304,349
                                                                     -----------
                                                                       1,312,652
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
HUNGARY -- 8.4%
 BUILDING CONSTRUCTION AND MATERIALS -- 1.0%
               4,830    Zalakeramia                                  $   224,184
 CONSUMER GOODS -- 1.2%
               5,140 Graboplast Textile                                  271,791
 FOOD, BEVERAGE AND TOBACCO -- 1.2%
               3,455    Pick Szeged RT                                   275,730
 LODGING -- 0.9%
               7,330    Danubius Hotel*                                  222,507
 PHARMACEUTICALS -- 1.9%
               3,900    Richter Gedeon VEG                               442,902
 PLASTICS -- 1.2%
               5,530    Pannonplast                                      291,087
 TRANSPORTATIONS -- 1.0%
               9,690    North American Bus*                              237,215
                                                                     -----------
                                                                       1,965,416
--------------------------------------------------------------------------------
INDIA -- 5.4%
 BANKS -- 1.0%
              13,000    State Bank of India                              232,440
 FINANCIAL SERVICES -- 1.2%
              22,000    Industrial Credit & Invest. Corp.
                         of India*                                       286,000
 MUTUAL FUND -- 1.2%
              22,000    India I.T. Fund Ltd.                              90,200
              22,000    Indian Opportunity Fund                          185,350
 TELECOMMUNICATIONS -- 2.0%
              17,000    Mahanagar Telephone
                         Nigam Ltd. GDR*                                 262,650
              15,000    Videsh Sanchar Nigam Ltd.*                       210,375
                                                                     -----------
                                                                       1,267,015
--------------------------------------------------------------------------------
INDONESIA -- 0.2%
 BANKS -- 0.0%
             128,600    Bank Bira                                          7,599
 FOOD AND BEVERAGE -- 0.2%
             192,000    Davomas Abadi                                     34,909
             124,800    Fiskar Agung Perkasa                              17,018
                                                                     -----------
                                                                          59,526
--------------------------------------------------------------------------------
MALAYSIA -- 0.2%
 FOOD, BEVERAGE AND TOBACCO -- 0.2%
              32,000    RJ Reynolds Berhad                                52,243
--------------------------------------------------------------------------------
MEXICO -- 14.9%
 CONGLOMERATES -- 1.7%
              22,000    Alfa S.A.                                        149,111
              38,472    Grupo Carso S.A. de C.V.+                        257,418
 FINANCIAL SERVICES -- 2.3%
             245,509    Grupo Financiero Banorte*                        427,713
              28,000    Grupo Financiero Inbursa S.A.                    114,491
 FOOD, BEVERAGE AND TOBACCO -- 1.1%
              33,750    Grupo Continental                                120,020
               4,500    Pan American Beverages, Inc.                     146,813
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
 MEDIA AND ENTERTAINMENT -- 3.1%
              49,250    Corp. Interamericana
                         Entretenimiento*                            $   383,235
              15,000    TV Azteca S.A. de C.V.*                          338,438
 PAPER AND FOREST PRODUCTS -- 0.9%
              44,400    Kimberly-Clark de Mexico                         217,310
 REAL ESTATE -- 0.9%
              37,200    Corp. Geo S.A.*                                  228,164
 RETAIL TRADE -- 2.4%
               9,500    Grupo Elektra S.A. GDR*                          334,281
              46,000    Organiz. Soriana                                 202,342
 TELECOMMUNICATIONS -- 2.5%
              10,300    Telefonos de Mexico S.A.                         577,444
                                                                     -----------
                                                                       3,496,780
--------------------------------------------------------------------------------
PAKISTAN -- 4.5%
 BANKS -- 0.8%
             350,000    Faysal Bank*                                     190,485
 CHEMICALS -- 1.5%
             178,000    Fauji Fertilizer                                 340,783
 UTILITIES-ELECTRIC -- 2.2%
              17,000    Hub Power Co. GDR*                               529,125
                                                                     -----------
                                                                       1,060,393
--------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 1.7%
 HOUSEHOLD PRODUCTS -- 1.0%
             236,000    Guandong Kelon Elec. Hldgs.*                     242,122
 UTILITIES-ELECTRIC -- 0.7%
             354,000    Beijing Datang Power Gen. Co.*                   162,176
                                                                     -----------
                                                                         404,298
--------------------------------------------------------------------------------
PERU -- 0.8%
 FOOD AND BEVERAGES -- 0.2%
              56,484    Cerv. Backus Johnston & Co.                       51,820
 TELECOMMUNICATIONS -- 0.6%
              27,000    Telefonica Del Peru                               60,341
               3,100    Telefonica Del Peru S.A. ADR                      72,269
                                                                     -----------
                                                                         184,430
--------------------------------------------------------------------------------
PHILIPPINES -- 0.4%
 BUSINESS SERVICES -- 0.3%
             600,000    Int'l. Container Terminal Svcs.*                  74,074
 REAL ESTATE -- 0.1%
             574,000    MRC Allied Industries*                            14,173
                                                                     -----------
                                                                          88,247
--------------------------------------------------------------------------------
POLAND -- 2.5%
 BANKS -- 1.7%
               8,500    Bank Haldlowy Warsaw*                            108,511
              13,800    Bank Roswoju Eksport                             285,787
 ELECTRICAL EQUIPMENT -- 0.8%
              18,750    Elektrim                                         181,383
                                                                     -----------
                                                                         575,681
--------------------------------------------------------------------------------
+ Rule 144A restricted security.
--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
   SINGAPORE -- 0.3%
    CONSTRUCTION -- 0.3%
              48,000     Clipsal Industries Ltd.                     $    61,440
--------------------------------------------------------------------------------
   SOUTH AFRICA -- 2.2%
    BANKS -- 0.9%
              23,000     First National Bank                             204,408
    CONGLOMERATES -- 0.9%
              13,099     Barlow Ltd.                                     111,166
              24,000     C.G. Smith                                       98,634
    OIL-DOMESTIC -- 0.4%
              10,000     Sasol                                           104,798
                                                                     -----------
                                                                         519,006
--------------------------------------------------------------------------------
   SRI LANKA -- 1.0%
    BANKS -- 1.0%
              60,000     National Development Bank*                      223,239
--------------------------------------------------------------------------------
   TAIWAN -- 3.7%
    COMPUTERS AND BUSINESS EQUIPMENT -- 1.4%
              20,000     Asustek Computer, Inc. GDR*                     332,500
    FINANCIAL SERVICES -- 0.9%
              74,480     China Development                               212,311
    INDUSTRIAL MACHINERIES -- 1.0%
             151,000     Yungtay Engineering Co. Ltd.*                   233,732
    TEXTILE-APPAREL AND PRODUCTION -- 0.4%
              80,000     Far East Textile                                 86,805
                                                                     -----------
                                                                         865,348
--------------------------------------------------------------------------------
                         TOTAL COMMON STOCKS
                          (COST $21,925,130)                          20,996,737
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CORPORATE BOND -- 0.8%
--------------------------------------------------------------------------------
   Principal
    Amount                                                                 Value
--------------------------------------------------------------------------------
    $  260,000     Metro Pacific Capital,
                   2.50% due 4/11/03
                    (COST $294,104)                                   $  180,310
--------------------------------------------------------------------------------

   REPURCHASE AGREEMENT -- 6.7%
--------------------------------------------------------------------------------
   Principal
    Amount                                                                 Value
--------------------------------------------------------------------------------
    $1,567,000     State Street Bank & Trust Co.
                   repurchase agreement,
                   dated 12/31/97, maturity
                   value $1,567,435 at 5.00%
                   due 1/2/98 (collateralized
                   by $1,605,000 U.S.
                   Treasury Notes, 9.25%
                   due 8/15/98)                                      $ 1,567,000
--------------------------------------------------------------------------------
                   TOTAL REPURCHASE AGREEMENT
                    (COST $1,567,000)                                  1,567,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--96.9%                                              22,744,047
 (COST $23,786,234)
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES-- 3.1%                                                 737,001
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                 $23,481,048
--------------------------------------------------------------------------------


   GLOSSARY OF TERMS:
    ADR -- American Depository Receipt.
    GDR -- Global Depository Receipt.

* Non-income producing security.              See notes to financial statements.

o THE GUARDIAN INVESTMENT QUALITY BOND FUND

--------------------------------------------------------------------------------
ASSET BACKED -- 13.4%

--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
 $  500,000    Amresco 1997-1 M1F
                7.42% due 3/25/27                                    $   508,200
  1,000,000    Bear Asset Trust 1997-1 A
                6.682% due 2/15/06                                     1,002,500
  1,000,000    California Infrastructure Dev.
                PG & E 97-1 A7
                6.42% due 9/25/08                                      1,009,700
  1,000,000    California Infrastructure Dev.
                SCE 97-1 A6
                6.38% due 9/25/08                                      1,006,900
    750,000    Deutsche Financial 1997-1 A2
                6.55% due 9/15/27                                        751,650
  1,000,000    Federal Home Loan Mtg. Corp. T-9 A4
                6.78% due 3/25/17                                      1,000,700
  2,000,000    Green Tree 1996-10 A5
                6.83% due 11/15/28                                     2,006,240
  1,400,000    Green Tree 1997-E HEM1
                7.28% due 1/15/29                                      1,406,580
    653,976    Green Tree Recreational 1997-B A1
                6.55% due 7/15/28                                        656,461
  1,100,000    Premier Auto Tr. 1997-2 B
                6.53% due 12/6/03                                      1,106,182
  1,740,000    UCFC Loan Tr. 1997-D A6
                7.095% due 4/15/27                                     1,753,224
  1,000,000    Vanderbilt Mtg. 1997-C 1A4
                6.92% due 10/7/12                                      1,010,000
--------------------------------------------------------------------------------
              TOTAL ASSET BACKED
               (COST $13,140,552)                                     13,218,337
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE BONDS -- 15.0%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
FINANCIAL-OTHER -- 4.3%
 $  500,000     Bear Stearns Cos., Inc.
                 6.625% due 10/1/04                                  $   501,620
    500,000     Lehman Brothers, Inc.
                 6.94% due 9/30/99                                       506,565
    500,000     Lehman Brothers, Inc.
                 6.92% due 10/4/99                                       505,150
  1,000,000     Salomon, Inc.
                 6.65% due 7/15/01                                     1,008,440
  1,700,000     Salomon, Inc.
                 6.625% due 11/30/00                                   1,715,861
                                                                     -----------
                                                                       4,237,636
--------------------------------------------------------------------------------
INSURANCE -- 1.0%
    950,000     Zurich Capital Tr.+
                 8.376% due 6/1/37                                     1,035,234
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
MACHINERY AND CONSTRUCTION -- 0.5%
  $ 500,000     McDermott Int'l., Inc.
                 6.57% due 4/20/98                                    $  500,065
--------------------------------------------------------------------------------
MISCELLANEOUS-CAPITAL GOODS -- 1.3%
  1,250,000     Ikon Capital, Inc.
                 6.73% due 6/15/01                                     1,265,938
--------------------------------------------------------------------------------
OIL-INTEGRATED INTERNATIONAL -- 0.6%
    800,000     LG Caltex Oil Corp.+
                 7.50% due 7/15/07                                      576,240
--------------------------------------------------------------------------------
RAILROADS -- 2.0%
    900,000     Burlington Northern Santa Fe
                 6.875% due 12/1/27                                      903,249
    970,000     Norfolk Southern Corp.
                 7.80% due 5/15/27                                     1,090,319
                                                                     -----------
                                                                       1,993,568
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.6%
  1,000,000     TCI Communications, Inc.
                 8.75% due 8/1/15                                      1,158,990
  1,400,000     TCI Communications, Inc.
                 7.25% due 6/15/99                                     1,416,058
                                                                     -----------
                                                                       2,575,048
--------------------------------------------------------------------------------
TOBACCO -- 1.1%

  1,000,000     Philip Morris Cos., Inc.
                 7.50% due 4/1/04                                      1,047,270
--------------------------------------------------------------------------------
UTILITIES-GAS AND PIPELINE -- 1.6%
  750,000     Tennessee Gas Pipeline Co.
               7.50% due 4/1/17                                          799,395
  800,000     TransCanada Pipelines Ltd.
               7.06% due 10/14/25                                        813,016
                                                                     -----------
                                                                       1,612,411
--------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS
              (COST $14,766,532)                                      14,843,410
--------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS -- 7.7%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
 $  510,000     FNMA TBA
                 7.00% due 7/15/12                                   $   513,774
    213,771     FHLMC Pool #E54124
                 7.00% due 8/1/08                                        218,416
     91,359     FNMA Pool #050989
                 7.00% due 2/1/09                                         92,734
      3,807     FNMA Pool #250650
                 7.00% due 7/1/11                                          3,870
     36,299     FNMA Pool #250993
                 7.00% due 7/1/12                                         36,845
--------------------------------------------------------------------------------
+ Rule 144A restricted security.

--------------------------------------------------------------------------------
See notes to financial statements.
                                                                              37

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
 $     558     FNMA Pool #311434
                7.00% due 5/1/26                                       $     563
     8,492     FNMA Pool #324501
                7.00% due 5/1/26                                           8,572
   333,803     FNMA Pool #331315
                7.00% due 9/1/27                                         336,273
     1,276     FNMA Pool #339760
                7.50% due 5/1/27                                           1,306
   428,830     FNMA Pool #366957
                7.00% due 4/1/27                                         432,003
   238,193     FNMA Pool #369103
                7.00% due 4/1/27                                         239,955
   287,503     FNMA Pool #379197
                7.00% due 8/1/27                                         289,631
    40,003     FNMA Pool #392283
                7.00% due 6/1/12                                          40,605
   503,667     FNMA Pool #394933
                7.00% due 9/1/27                                         507,394
   491,413     FNMA Pool #395044
                7.00% due 12/1/12                                        498,851
   606,157     FNMA Pool #395765
                7.00% due 9/1/27                                         610,643
 2,104,296     FNMA Pool #395781
                7.00% due 10/1/27                                      2,119,868
   241,304     FNMA Pool #397908
                7.00% due 9/1/27                                         243,090
   159,419     FNMA Pool #399523
                7.00% due 9/1/27                                         160,598
   685,704     FNMA Pool #406243
                7.00% due 12/1/27                                        690,778
   576,565     GNMA Pool #421990
                7.00% due 3/15/26                                        581,489
--------------------------------------------------------------------------------
               TOTAL MORTGAGE PASS-THROUGHS
                (COST $7,495,577)                                      7,627,258
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.5%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
 $1,000,000     Federal Home Loan Mtg. Corp
                 1998 EB 7.00% due 1/15/25                            $1,003,800
  1,000,000     Federal National Mortgage Assn.
                 1995-13C 6.50% due 10/25/08                             995,000
  1,471,863     GE Capital Mortgage Svcs., Inc.
                 1996-3A7 7.00% due 3/25/26                            1,474,365
--------------------------------------------------------------------------------
                TOTAL COLLATERALIZED MORTGAGE
                 OBLIGATIONS
                 (COST $3,442,955)                                     3,473,165
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT -- 54.9%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
 $4,475,000     U.S. Treasury Bonds
                 6.625% due 2/15/27                                  $ 4,858,150
    700,000     U.S. Treasury Bonds
                 6.50% due 11/15/26                                      747,250
  2,330,000     U.S. Treasury Bonds
                 6.375% due 8/15/27                                    2,457,428
  1,500,000     U.S. Treasury Notes
                 7.875% due 11/15/04                                   1,676,955
  1,000,000     U.S. Treasury Notes
                 7.75% due 2/15/01                                     1,057,340
 10,250,000     U.S. Treasury Notes
                 6.875% due 8/31/99                                   10,442,188
 10,960,000     U.S. Treasury Notes
                 6.625% due 6/30/01                                   11,263,154
  3,550,000     U.S. Treasury Notes
                 6.375% due 5/15/00                                    3,603,250
  2,000,000     U.S. Treasury Notes
                 6.125% due 8/31/98                                    2,006,240
  3,950,000     U.S. Treasury Notes
                 6.125% due 8/15/07                                    4,059,257
  3,835,000     U.S. Treasury Notes
                 6.00% due 8/15/00                                     3,862,574
  3,000,000     U.S. Treasury Notes
                 5.875% due 3/31/99                                    3,007,980
  3,500,000     U.S. Treasury Notes
                 5.75% due 11/30/02                                    3,502,730
  1,750,000     U.S. Treasury Notes
                 5.625% due 10/31/99                                   1,748,355
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT
                 (COST $53,788,924)                                   54,292,851
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YANKEE BONDS -- 1.8%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
 $1,000,000     Avon Energy Partners Hldgs.+
                 6.73% due 12/11/02                                   $1,006,900
    800,000     People's Republic of China
                 7.375% due 7/3/01                                       791,440
--------------------------------------------------------------------------------
                TOTAL YANKEE BONDS
                 (COST $1,818,160)                                     1,798,340
--------------------------------------------------------------------------------


+ Rule 144A restricted security.
--------------------------------------------------------------------------------
                                              See notes to financial statements.
38

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.7%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
$2,718,000            State Street Bank & Trust Co.
                      repurchase agreement,
                      dated 12/31/97, maturity
                      value $2,718,883 at 5.85%
                      due 1/2/98 (collateralized
                      by U.S. Treasury Notes,
                      $2,775,000, 5.875% due
                      2/28/99)                                      $ 2,718,000
--------------------------------------------------------------------------------
                      TOTAL REPURCHASE AGREEMENT
                       (COST $2,718,000)                              2,718,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-- 99.0%                                            97,971,361
 (COST $97,170,700)
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES -- 1.0%                                               963,351
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                $98,934,712
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.

o THE GUARDIAN TAX-EXEMPT FUND

--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 98.0%
--------------------------------------------------------------------------------
                                                    Rating
Principal                                          Moody's/
 Amount                                               S&P*                 Value
--------------------------------------------------------------------------------
ARIZONA -- 3.9%
--------------------------------------------------------------------------------
   $1,000,000     Phoenix, AZ G.O. Ser. A,
                  7.00% due 7/1/10                 Aa1/AA+           $ 1,233,240
      530,000     Pima Cty., AZ
                  School District No. 16
                  Catalina Foothills G.O.,
                  6.50% due 7/1/10                 Aaa/AAA               627,981
                                                                     -----------
                                                                       1,861,221
--------------------------------------------------------------------------------
CALIFORNIA -- 7.5%
      595,000     California St. G.O.,
                  7.00% due 10/1/10                A1/A+                 733,164
    1,500,000     California St. Public
                  Works Lease G.O. Ser. A,
                  5.25% due 10/1/17                A2/A                1,502,475
    1,300,000     Los Angeles, CA
                  Regional Airport Lease
                  G.O. Variable Rate,
                  5.00% due 12/1/25                Aa2/NR              1,300,000
                                                                     -----------
                                                                       3,535,639
--------------------------------------------------------------------------------
FLORIDA -- 11.8%
    1,000,000     Florida St. Board of Ed.
                  Cap. Outlay G.O.,
                  Refunded
                  6.70% due 6/1/22                 Aaa/AAA             1,092,940
    1,140,000     Jacksonville, Fl. Sales
                  Tax River City Ren. Proj.,
                  5.125% due 10/1/18               Aaa/AAA             1,134,858
    1,500,000     Orange Cty. Fl. Tourist
                  Dev. Tax, G.O.,
                  5.00% due 10/1/15                Aaa/AAA             1,503,975
    1,385,000     Orlando Fl. G.O. Utilities Comm.
                  Water & Elec. Rev.,
                  Refunded
                  6.50% due 10/1/20                Aaa/AAA             1,525,938
      300,000     Orlando Fl. G.O. Utilities Comm.
                  Water & Elec. Rev.,
                  6.00% due 10/1/10                Aa1/AA                338,601
                                                                     -----------
                                                                       5,596,312
--------------------------------------------------------------------------------
GEORGIA -- 5.8%
    1,100,000     Fulton Cty., Georgia
                  Water & Sewer Rev.,
                  6.25% due 1/1/08                 Aaa/AAA             1,262,734
    1,500,000     Rockdale Cty., Georgia
                  Water & Sewer Auth.,
                  5.00% due 7/1/22                 Aaa/AAA             1,475,025
                                                                     -----------
                                                                       2,737,759
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Rating
Principal                                          Moody's/
 Amount                                               S&P*                 Value
--------------------------------------------------------------------------------
ILLINOIS -- 2.1%
   $1,000,000     Illinois Hsg. Dev.,
                  Auth. Rev.,
                  5.45% due 8/1/17                 Aa3/AA           $  1,014,090
--------------------------------------------------------------------------------
MASSACHUSETTS -- 3.1%
    1,500,000     Massachusetts St.
                  Spec. G.O. Rev. Ser. A,
                  5.00% due 6/1/17                 Aa3/AA              1,481,580
--------------------------------------------------------------------------------
MISSOURI -- 2.2%
    1,000,000     Missouri St. G.O. Ser. A
                  Fourth State Bldg.,
                  5.75% due 8/1/18                 Aaa/AAA             1,058,930
--------------------------------------------------------------------------------
NEW JERSEY -- 6.5%
    1,750,000     New Jersey St.
                  Hwy. Auth.,
                  6.25% due 1/1/14                 A1/AA-              1,899,660
      500,000     New Jersey St. Transit
                  Auth. G.O. Ser. A,
                  6.50% due 6/15/05                Aaa/AAA               569,895
      500,000     New Jersey Waste &
                  Water Treat. Ser. C,
                  7.00% due 5/15/08                Aaa/AAA               607,205
                                                                     -----------
                                                                       3,076,760
--------------------------------------------------------------------------------
NEW YORK -- 23.0%
    1,500,000     New York City G.O. Ser. E,
                  5.875% due 8/1/13                Baa1/BBB+           1,580,295
    1,500,000     New York City Mun.
                  Water & Sewer Fin. Auth. Ser. A,
                  5.625% due 6/15/19               A2/A-               1,549,365
    1,000,000     New York St. G.O. Dorm.
                  Auth. Rev. Ref. City Univ.
                  5.75% due 7/1/12                 Aaa/AAA             1,106,160
    1,500,000     New York St. G.O. Dorm.
                  Auth. Rev. St. Univ. Edl. Facs.,
                  5.00% due 5/15/15                A3/A-               1,480,215
    1,000,000     New York St. G.O. Dorm.
                  Auth. Rev. St. Univ. Edl. Facs.,
                  5.00% due 5/15/17                A3/A-                 979,890
      500,000     New York St. G.O. Ser. A,
                  5.875% due 3/15/15               A2/A                  529,035
    1,500,000     New York St. G.O.,
                  5.00% due 10/15/13               A2/A                1,505,460
    1,000,000     New York St. Thruway
                  Auth. Hwy. Ser. B,
                  6.25% due 4/1/12                 Aaa/AAA             1,106,590
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Unaudited                                   See notes to financial statements.
40

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
                                                   Rating
Principal                                          Moody's/
 Amount                                              S&P*                 Value
--------------------------------------------------------------------------------
NEW YORK -- (CONTINUED)
   $1,000,000     New York St. Thruway
                  Auth. Svc. Contract,
                  5.75% due 4/1/16                 Baa1/BBB+         $ 1,043,180
                                                                     -----------
                                                                      10,880,190
--------------------------------------------------------------------------------
OHIO -- 7.8%
    1,000,000     Cleveland, OH
                  Parking Fac. Rev.,
                  5.50% due 9/15/16                Aaa/AAA             1,044,860
      500,000     Columbus, OH
                  Water System Rev.,
                  6.10% due 11/1/03                Aa3/AA-               542,050
    1,000,000     Ohio St. Bldg. Auth. Disalle
                  Gov't. Center G.O. Ser. A,
                  6.00% due 10/1/05                Aa3/AA-             1,110,620
    1,000,000     Ohio St. G.O. Water Dev.
                  Pollution Ctl.,
                  5.00% due 6/1/15                 Aaa/AAA             1,000,490
                                                                     -----------
                                                                       3,698,020
--------------------------------------------------------------------------------
OKLAHOMA -- 3.1%
    1,270,000     Grand River Dam
                  Auth. OK G.O.,
                  6.25% due 6/1/11                 Aaa/AAA             1,464,882
--------------------------------------------------------------------------------
PENNSYLVANIA -- 3.1%
    1,500,000     Pennsylvania St. G.O.
                  Second Ser.
                  5.00% due 10/15/17               Aa3/AA-             1,486,860
--------------------------------------------------------------------------------
SOUTH CAROLINA -- 4.6%
    1,000,000     South Carolina St.
                  Public Svcs. Auth. Ser. B,
                  Refunded
                  7.00% due 7/1/12                 Aaa/AAA             1,112,230
    1,080,000     South Carolina St.
                  Public Svcs. Auth. Ref. Ser. A,
                  5.00% due 1/1/17                 Aaa/AAA             1,070,852
                                                                     -----------
                                                                        2,183,08
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   Rating
Principal                                          Moody's/
 Amount                                              S&P*                 Value
--------------------------------------------------------------------------------
TEXAS -- 7.1%
   $1,050,000     Bryan, TX Indpt.
                  Sch. Dist. G.O.,
                  5.50% due 2/15/17                Aaa/NR           $  1,083,380
      500,000     Grapevine-Colleyville, TX
                  Indpt. Sch. Dist. G.O.,
                  8.25% due 6/15/08                Aaa/AAA               659,085
      555,000     Texas St. Water Dev't.
                  G.O. Ser. A,
                  6.50% due 8/1/05                 Aa2/AA                635,131
    1,000,000     Texas St. Water Dev't. Brd.
                  Rev. Revolving Fd. Sr. Lien B,
                  5.00% due 7/15/19                Aa1/AAA               990,870
                                                                     -----------
                                                                       3,368,466
--------------------------------------------------------------------------------
VIRGINIA -- 3.2%
    1,500,000     Virginia College Bldg.
                  Auth. Ser. A,
                  5.00% due 9/1/16                 Aa2/AA              1,493,95
--------------------------------------------------------------------------------
WASHINGTON -- 3.2%
    1,500,000     Washington St. Public
                  Power Supply Ser. A,
                  5.25% due 7/1/15                 Aa1/AA-             1,497,450
--------------------------------------------------------------------------------
                  TOTAL MUNICIPAL BONDS
                   (COST $44,847,538)                                 46,435,196
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.0%
  (COST $44,847,538)                                                  46,435,196
   CASH, RECEIVABLES AND OTHER ASSETS
    LESS LIABILITIES-- 2.0%                                              925,119
--------------------------------------------------------------------------------
   NET ASSETS-- 100.0%                                               $47,360,315
--------------------------------------------------------------------------------

GLOSSARY:
G.O.--General Obligations

--------------------------------------------------------------------------------
See notes to financial statement.s                                  * Unaudited.

o THE GUARDIAN CASH MANAGEMENT FUND

--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 91.2%
--------------------------------------------------------------------------------
Principal                                                 Maturity
 Amount                                                     Date           Value
--------------------------------------------------------------------------------
FINANCIAL -- 25.2%
BANK HOLDING COMPANIES -- 3.6%
 $ 5,000,000       J.P. Morgan & Co., Inc.
                    5.60%                                   1/6/98  $  4,996,111
--------------------------------------------------------------------------------
FINANCE COMPANIES -- 10.8%
   5,000,000       Nat'l. Rural Utils. Coop.
                    Fin. Corp., 5.54%                       1/8/98     4,994,614
   5,000,000       Private Export Funding
                    Corp., 5.70%                            2/4/98     4,973,083
   5,000,000       USAA Capital Corp.
                    5.67%                                  1/26/98     4,980,313
                                                                    ------------
                                                                      14,948,010
--------------------------------------------------------------------------------
OTHER MAJOR BANKS -- 10.8%
   5,000,000       Barclays U.S. Funding
                    Corp., 5.68%                           1/21/98     4,984,222
   5,000,000       Commerzbank U.S. Fin.
                    5.69%                                  1/14/98     4,989,726
   5,000,000       Deutsche Bank Fin., Inc.
                    5.69%                                  1/16/98     4,988,146
                                                                    ------------
                                                                      14,962,094
--------------------------------------------------------------------------------
                          TOTAL FINANCIAL                             34,906,215
--------------------------------------------------------------------------------
INDUSTRIAL -- 66.0%
AUTOMOTIVE -- 7.2%

   5,000,000       Ford Motor Credit Co.
                    5.71%                                  1/15/98     4,988,897
   5,000,000       Toyota Motor Credit Co.
                    5.65%                                  1/28/98     4,978,813
                                                                    ------------
                                                                       9,967,710
--------------------------------------------------------------------------------
CHEMICALS -- 3.8%
   5,200,000       Monsanto Co.
                    6.50%                                  1/2/98      5,199,061
--------------------------------------------------------------------------------
CONGLOMERATES -- 3.6%
   5,000,000       General Electric Cap.
                    Corp., 5.60%                           1/20/98     4,985,222
--------------------------------------------------------------------------------
CONTAINERS-METALS AND PLASTICS -- 3.6%
   5,000,000       Sonoco Products Co.
                    5.82%                                  1/13/98     4,990,300
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 3.7%
   5,200,000       Emerson Electric
                    5.73%                                  1/29/98     5,176,825
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 3.8%
   5,200,000       Rockwell Int'l. Corp.
                    5.75%                                  2/3/98      5,172,592
--------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 11.2%
   5,200,000       Cargill, Inc.
                    5.72%                                  2/18/98     5,160,341
   5,200,000       Coca Cola Co.
                    5.73%                                  2/9/98      5,167,721
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal                                                 Maturity
 Amount                                                     Date           Value
--------------------------------------------------------------------------------
 $ 5,200,000       Kellogg Co.
                      5.70%                                2/13/98  $  5,164,597
                                                                    ------------
                                                                      15,492,659
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 3.6%
   5,000,000       Procter & Gamble Co.
                    5.57%                                  1/9/98      4,993,811
--------------------------------------------------------------------------------
OIL-INTEGRATED INTERNATIONAL -- 3.6%
   5,000,000       Texaco, Inc.
                    5.82%                                  1/8/98      4,994,342
--------------------------------------------------------------------------------
PUBLISHING-NEWS -- 3.6%
   5,000,000       Gannett, Inc.
                    5.65%                                  1/12/98     4,991,368
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 14.5%
   5,000,000       American Telephone &
                    Telegraph Co., 5.53%                    1/5/98     4,996,928
   5,000,000       BellSouth Telecommunications
                    5.70%                                   2/4/98     4,973,083
   5,000,000       British Telecommunications
                    PLC, 5.70%                              2/5/98     4,972,292
   5,210,000       Lucent Technologies, Inc.
                    5.68%                                   2/2/98     5,183,695
                                                                    ------------
                                                                      20,125,998
--------------------------------------------------------------------------------
UTILITIES-ELECTRIC -- 3.8%
   5,200,000       Carolina Power & Light
                    Co., 5.82%                             1/30/98     5,175,621
--------------------------------------------------------------------------------
                   TOTAL INDUSTRIAL                                   91,265,509
--------------------------------------------------------------------------------
                   TOTAL COMMERCIAL PAPER
                    (COST $126,171,724)                              126,171,724
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.1%
--------------------------------------------------------------------------------
Principal
 Amount                                                                    Value
--------------------------------------------------------------------------------
   $ 8,465,000       State Street Bank & Trust Co.
                     repurchase agreement,
                     dated 12/31/97, maturity
                     value $8,467,751 at 5.85%
                     due 1/2/98 (collateralized
                     by $8,635,000 U.S. Treasury
                     Notes, 5.875% due
                     2/28/99)                                       $  8,465,000
--------------------------------------------------------------------------------
                     TOTAL REPURCHASE AGREEMENT
                      (COST $8,465,000)                                8,465,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 97.3%
 (COST $134,636,724)                                                 134,636,724
--------------------------------------------------------------------------------
CASH, RECEIVABLES AND OTHER ASSETS
 LESS LIABILITIES -- 2.7%                                              3,750,962
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                $138,387,686
--------------------------------------------------------------------------------
                                              See notes to financial statements.
42

                      [THIS PAGE INTENTIONALLY LEFT BLANK]




















--------------------------------------------------------------------------------


=====================
FINANCIAL STATEMENTS
====================
 _
|_|  THE PARK AVENUE PORTFOLIO

====================================================
STATEMENTS OF ASSETS AND LIABILITIES
====================================================

December 31, 1997
----------------------------------------------------

                                                           The Guardian        The Guardian        The Guardian       The Guardian
                                                            Park Avenue         Park Avenue               Asset    Baillie Gifford
                                                                   Fund           Small Cap          Allocation      International
                                                                                       Fund                Fund               Fund
                                                         -------------------------------------------------------------------------
ASSETS
 Investments, at identified cost* ..................     $1,870,971,652        $108,718,939        $131,627,931        $59,473,792
                                                         =========================================================================
 Investments, at market ............................      2,359,514,565         111,498,045         137,757,647         71,595,418
 Repurchase agreements .............................        155,301,000           7,738,000          13,227,000          1,077,000
                                                         -------------------------------------------------------------------------
    TOTAL INVESTMENTS ..............................      2,514,815,565         119,236,045         150,984,647         72,672,418

 Cash ..............................................                447                 978                 527                875
 Foreign currency (cost $521,764 GBGIF
  and $882,169 GBGEMF, respectively) ...............                 --                  --                  --            481,810
 Receivable for securities sold ....................         19,823,124             464,115             376,352            350,336
 Receivable for fund shares sold ...................         12,048,337           1,235,642             248,591             49,112
 Dividends receivable ..............................          2,335,896              82,214             161,716             95,665
 Interest receivable ...............................             25,909               1,257             100,010                150
 Deferred organization expenses--Note 6 ............                 --              38,581                 897              1,224
 Dividend reclaim receivable .......................                 --                  --                  --             34,596
                                                         -------------------------------------------------------------------------
     TOTAL ASSETS ..................................      2,549,049,278         121,058,832         151,872,740         73,686,186
                                                         -------------------------------------------------------------------------
LIABILITIES
 Due to custodian ..................................                 --                  --                  --                 --
 Payable for securities purchased ..................         24,837,932           1,298,103             435,507                 --
 Distributions payable .............................                 --                  --                  --                 --
 Payable for fund shares redeemed ..................          4,186,608              47,316              69,487             28,857
 Accrued expenses ..................................            523,853              40,944              47,323             51,473
 Due to affiliates .................................          5,122,696             408,694             306,093            338,389
                                                         -------------------------------------------------------------------------
    TOTAL LIABILITIES ..............................         34,671,089           1,795,057             858,410            418,719
                                                         -------------------------------------------------------------------------
    NET ASSETS .....................................     $2,514,378,189        $119,263,775        $151,014,330        $73,267,467
                                                         =========================================================================



44

                                                            The Guardian       The Guardian       The Guardian        The Guardian
                                                         Baillie Gifford         Investment         Tax-Exempt                Cash
                                                                Emerging            Quality               Fund          Management
                                                            Markets Fund          Bond Fund                                   Fund
                                                         -------------------------------------------------------------------------
ASSETS
 Investments, at identified cost* ..................         $23,786,234        $97,170,700        $44,847,538        $134,636,724
                                                         =========================================================================
 Investments, at market ............................          21,177,047         95,253,361         46,435,196         126,171,724
 Repurchase agreements .............................           1,567,000          2,718,000                 --           8,465,000
                                                         -------------------------------------------------------------------------
    TOTAL INVESTMENTS ..............................          22,744,047         97,971,361         46,435,196         134,636,724

 Cash ..............................................                  --                 --            289,961              16,200
 Foreign currency (cost $521,764 GBGIF
  and $882,169 GBGEMF, respectively) ...............             886,603                 --                 --                  --
 Receivable for securities sold ....................              20,567          9,323,628                 --                  --
 Receivable for fund shares sold ...................               2,317             19,102                286           5,083,235
 Dividends receivable ..............................              49,205                 --                 --                  --
 Interest receivable ...............................               4,938          1,261,378            729,811               1,376
 Deferred organization expenses--Note 6 ............              22,941                896                896                  --
 Dividend reclaim receivable .......................                 599                 --                 --                  --
                                                         -------------------------------------------------------------------------
     TOTAL ASSETS ..................................          23,731,217        108,576,365         47,456,150         139,737,535
                                                         -------------------------------------------------------------------------
LIABILITIES
 Due to custodian ..................................               3,630              2,810                 --                  --
 Payable for securities purchased ..................              26,543          9,403,387                 --                  --
 Distributions payable .............................                  --             16,434              8,688              25,633
 Payable for fund shares redeemed ..................                  --             42,328                 10           1,003,863
 Accrued expenses ..................................              50,504              4,785                 --              52,780
 Due to affiliates .................................             169,492            171,909             87,137             267,573
                                                         -------------------------------------------------------------------------
    TOTAL LIABILITIES ..............................             250,169          9,641,653             95,835           1,349,849
                                                         -------------------------------------------------------------------------
    NET ASSETS .....................................         $23,481,048        $98,934,712        $47,360,315        $138,387,686
                                                         =========================================================================

* Includes repurchase agreements.

See notes to financial statements.


                                                                                                                              45


o THE PARK AVENUE PORTFOLIO

December 31, 1997

                                                                                     THE GUARDIAN     THE GUARDIAN
                                                                                      PARK AVENUE      PARK AVENUE
                                                                                             FUND        SMALL CAP
                                                                                                              FUND
--------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
 Shares of beneficial interest, at par .........................................   $      545,285     $     86,707
 Additional paid-in capital ....................................................    1,808,486,783      107,478,469
 Undistributed/(overdistributed) net investment income .........................          367,804               --
 Accumulated net realized gain/(loss) on investments and foreign
  currency related transactions ................................................       61,134,404        1,181,493
 Net unrealized appreciation/(depreciation) of investments
  and foreign currency related transactions ....................................      643,843,913       10,517,106
                                                                                   ---------------------------------
    NET ASSETS .................................................................   $2,514,378,189     $119,263,775
                                                                                   =================================
NET ASSETS
  Class A ......................................................................   $2,312,632,436     $101,016,215
  Class B ......................................................................   $  201,745,753     $ 18,247,560
SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
  Class A ......................................................................       50,144,760        7,336,185
  Class B ......................................................................        4,383,698        1,334,545
NET ASSET VALUE PER SHARE
  Class A ......................................................................           $46.12           $13.77
  Class B ......................................................................           $46.02           $13.67
MAXIMUM OFFERING PRICE PER SHARE
  Class A Only (Net Asset Value x 104.71%)* ....................................           $48.29           $14.42


46

                                                                                   THE GUARDIAN      THE GUARDIAN      THE GUARDIAN
                                                                                          ASSET   BAILLIE GIFFORD   BAILLIE GIFFORD
                                                                                     ALLOCATION     INTERNATIONAL          EMERGING
                                                                                           FUND              FUND      MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
 Shares of beneficial interest, at par .........................................   $    107,486       $    45,610       $    25,047
 Additional paid-in capital ....................................................    130,149,302        59,694,735        25,284,645
 Undistributed/(overdistributed) net investment income .........................             --          (596,990)            6,300
 Accumulated net realized gain/(loss) on investments and foreign
  currency related transactions ................................................      1,400,826           969,217          (797,045)
 Net unrealized appreciation/(depreciation) of investments
  and foreign currency related transactions ....................................     19,356,716        13,154,895        (1,037,899)
                                                                                 ---------------------------------------------------
    NET ASSETS .................................................................   $151,014,330       $73,267,467       $23,481,048
                                                                                 ===================================================
NET ASSETS
  Class A ......................................................................   $136,948,206       $66,999,392       $21,471,572
  Class B ......................................................................   $ 14,066,124       $ 6,268,075       $ 2,009,476
SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
  Class A ......................................................................      9,744,246         4,166,019         2,288,691
  Class B ......................................................................      1,004,369           394,939           215,979
NET ASSET VALUE PER SHARE
  Class A ......................................................................         $14.05            $16.08             $9.38
  Class B ......................................................................         $14.00            $15.87             $9.30
MAXIMUM OFFERING PRICE PER SHARE
  Class A Only (Net Asset Value x 104.71%)* ....................................         $14.71            $16.84             $9.82


                                                                                 THE GUARDIAN      THE GUARDIAN         THE GUARDIAN
                                                                                   INVESTMENT        TAX-EXEMPT                 CASH
                                                                                      QUALITY              FUND           MANAGEMENT
                                                                                    BOND FUND                                   FUND
------------------------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
 Shares of beneficial interest, at par .........................................  $    99,867       $    47,415         $  1,383,877
 Additional paid-in capital ....................................................   98,306,543        46,091,182          137,003,809
 Undistributed/(overdistributed) net investment income .........................           --                --                   --
 Accumulated net realized gain/(loss) on investments and foreign
  currency related transactions ................................................     (272,359          (365,940)                  --
 Net unrealized appreciation/(depreciation) of investments
  and foreign currency related transactions ....................................      800,661         1,587,658                   --
                                                                                 ---------------------------------------------------
    NET ASSETS .................................................................  $98,934,712       $47,360,315         $138,387,686
                                                                                 ===================================================
NET ASSETS
  Class A ......................................................................  $98,934,712       $47,360,315         $132,523,429
  Class B ......................................................................          N/A               N/A         $  5,864,257
SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
  Class A ......................................................................    9,986,654         4,741,543          132,523,429
  Class B ......................................................................          N/A               N/A            5,864,257
NET ASSET VALUE PER SHARE
  Class A ......................................................................        $9.91             $9.99                $1.00
  Class B ......................................................................          N/A               N/A                $1.00
MAXIMUM OFFERING PRICE PER SHARE
  Class A Only (Net Asset Value x 104.71%)* ....................................       $10.38            $10.46                N/A**

 * Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.
** No load is charged on Class A shares.




See notes to financial statements.


 _
|_| THE PARK AVENUE PORTFOLIO

=============================================================
STATEMENTS OF OPERATIONS
=============================================================

Year Ended December 31, 1997
-------------------------------------------------------------

                                                                 THE GUARDIAN      THE GUARDIAN      THE GUARDIAN      THE GUARDIAN
                                                                  PARK AVENUE       PARK AVENUE             ASSET   BAILLIE GIFFORD
                                                                         FUND         SMALL CAP        ALLOCATION     INTERNATIONAL
                                                                                          FUND+              FUND              FUND
                                                                -------------------------------------------------------------------
INVESTMENT INCOME
 INCOME:
  Dividends .................................................    $ 26,759,009       $   414,557       $ 1,962,554        $1,181,761
  Interest ..................................................       7,343,161           229,257         2,193,370           114,693
  Less: Foreign tax withheld ................................        (144,017)               --            (6,636)         (125,886
                                                                -------------------------------------------------------------------
     Total Income ...........................................      33,958,153           643,814         4,149,288         1,170,568
                                                                -------------------------------------------------------------------
 EXPENSES:
  Investment advisory fees -- Note 2 ........................       9,792,148           349,236           783,239           553,624
  Administrative fees -- Class A -- Note 2 ..................       2,876,989           101,730           229,391           160,676
  Administrative fees -- Class B -- Note 2 ..................         284,649            14,682            23,344            12,331
  12b-1 fees -- Class B -- Note 3 ...........................         853,946            44,047            70,031            36,993
  Transfer agent fees .......................................       1,845,408            61,526           180,709           166,632
  Custodian fees ............................................         321,582            57,375            98,617           192,938
  Printing expense ..........................................         262,000             9,500            15,750             9,300
  Registration fees .........................................         135,200             7,811            20,700            15,900
  Audit fees ................................................          20,500            17,500            17,500            21,000
  Trustees' fees -- Note 2 ..................................          19,000            13,835            19,000            19,000
  Legal fees ................................................          12,500                --             2,900             3,800
  Insurance expense .........................................           9,950               136               650               412
  Other .....................................................             700               700               700               700
  Deferred organization expense -- Note 6 ...................              --             6,812             3,365             3,238
                                                                -------------------------------------------------------------------
        Total Expenses ......................................      16,434,572           684,890         1,465,896         1,196,544
  Less: Expenses assumed by investment advisor -- Note 2 ....              --                --           230,708                --
                                                                -------------------------------------------------------------------
        Expenses Net of Reimbursement .......................      16,434,572           684,890         1,235,188         1,196,544
                                                                -------------------------------------------------------------------
 NET INVESTMENT INCOME/(LOSS) ...............................      17,523,581           (41,076)        2,914,100           (25,976)
                                                                -------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
 Net realized gain/(loss) on investments -- Note 1 ..........     250,113,783         2,422,438        13,650,050         4,151,091
 Net realized gains received from underlying funds ..........              --                --         2,582,324                --
 Net realized gain/(loss) on foreign currencies -- Note 1 ...              --                --                --           (79,942)
 Net change in unrealized appreciation/(depreciation)
  on investments -- Note 4 ..................................     296,292,118        10,517,106         6,056,517         2,483,764
 Net change in unrealized depreciation from translation
  of other assets and liabilities denominated in
  foreign currencies -- Note 4 ..............................             --                --                --            (37,582)
                                                                -------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES ....................................     546,405,901        12,939,544        22,288,891         6,517,331
                                                                -------------------------------------------------------------------
   NET INCREASE/(DECREASE) IN NET ASSETS
    FROM OPERATIONS .........................................    $563,929,482       $12,898,468       $25,202,991        $6,491,355
                                                                ===================================================================




48

                                                                   THE GUARDIAN      THE GUARDIAN     THE GUARDIAN     THE GUARDIAN
                                                                BAILLIE GIFFORD        INVESTMENT       TAX-EXEMPT             CASH
                                                                       EMERGING           QUALITY             FUND       MANAGEMENT
                                                                  MARKETS FUND+         BOND FUND                              FUND
                                                               --------------------------------------------------------------------
INVESTMENT INCOME
 INCOME:
  Dividends .................................................       $   448,754        $       --       $       --       $       --
  Interest ..................................................           115,837         4,749,004        2,228,171        6,226,858
  Less: Foreign tax withheld ................................           (45,458)               --               --               --
                                                               --------------------------------------------------------------------
     Total Income ...........................................           519,133         4,749,004        2,228,171        6,226,858
                                                               --------------------------------------------------------------------
 EXPENSES:
  Investment advisory fees -- Note 2 ........................           179,196           355,092          211,611          559,451
  Administrative fees -- Class A -- Note 2 ..................            41,708           177,546          105,805          270,337
  Administrative fees -- Class B -- Note 2 ..................             3,091                --               --            9,388
  12b-1 fees -- Class B -- Note 3 ...........................             9,275                --               --           28,164
  Transfer agent fees .......................................            34,863            72,846           35,392          270,803
  Custodian fees ............................................           127,836            69,985           35,896           73,547
  Printing expense ..........................................             2,000             9,100            5,600           14,700
  Registration fees .........................................             4,000             8,100            9,025           23,329
  Audit fees ................................................            17,500            17,500           17,000           17,000
  Trustees' fees -- Note 2 ..................................            13,835            19,000           19,000           19,000
  Legal fees ................................................                --             2,550            2,400            2,900
  Insurance expense .........................................               136               354              270              631
  Other .....................................................               700               700              700              700
  Deferred organization expense -- Note 6 ...................             4,050             3,365            3,365               --
                                                               --------------------------------------------------------------------
        Total Expenses ......................................           438,190           736,138          446,064        1,289,950
  Less: Expenses assumed by investment advisor -- Note 2 ....                --           203,500          128,648          338,957
                                                               --------------------------------------------------------------------
        Expenses Net of Reimbursement .......................           438,190           532,638          317,416          950,993
                                                               --------------------------------------------------------------------
 NET INVESTMENT INCOME/(LOSS) ...............................            80,943         4,216,366        1,910,755        5,275,865
                                                               --------------------------------------------------------------------







REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
 Net realized gain/(loss) on investments -- Note 1 ..........          (689,908)          486,008          784,253               --
 Net realized gains received from underlying funds ..........                --                --               --               --
 Net realized gain/(loss) on foreign currencies -- Note 1 ...          (104,964)               --               --               --
 Net change in unrealized appreciation/(depreciation)
  on investments -- Note 4 ..................................        (1,042,187)        1,432,635          954,910               --
 Net change in unrealized depreciation from translation
  of other assets and liabilities denominated in
  foreign currencies -- Note 4 ..............................             4,288                --               --               --
                                                               --------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES ....................................        (1,832,771)        1,918,643        1,739,163               --
                                                               --------------------------------------------------------------------
   NET INCREASE/(DECREASE) IN NET ASSETS
    FROM OPERATIONS .........................................       $(1,751,828)       $6,135,009       $3,649,918       $5,275,865
                                                               ====================================================================

+ Period from April 2, 1997 (commencement of operations) to December 31, 1997.

See notes to financial statements.

                                                                                                                                49


 _
|_|   THE PARK AVENUE PORTFOLIO

====================================================
STATEMENTS OF CHANGES IN NET ASSETS
====================================================

                                                                                          THE GUARDIAN
                                                                THE GUARDIAN              PARK AVENUE            THE GUARDIAN
                                                              PARK AVENUE FUND           SMALL CAP FUND     ASSET ALLOCATION FUND
                                                       -----------------------------------------------------------------------------
                                                                                           PERIOD FROM
                                                            YEAR ENDED DECEMBER 31,     APRIL 2, 1997+ TO  YEAR ENDED DECEMBER 31,
                                                            1997              1996      DECEMBER 31, 1997    1997           1996
                                                       -----------------------------------------------------------------------------
INCREASE /(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) .....................   $   17,523,581   $   13,816,372    $    (41,076)   $ 2,914,100   $ 1,473,705
  Net realized gain /(loss) on investments and
   foreign currency related transactions ...........      250,113,783      140,062,592       2,422,438     16,232,374     4,725,802
  Net change in unrealized appreciation /
   (depreciation) of investments and foreign
   currency related transactions ...................      296,292,118      128,623,359      10,517,106      6,056,517     8,063,867
                                                       -----------------------------------------------------------------------------
    NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .....................      563,929,482      282,502,323      12,898,468     25,202,991    14,263,374
                                                       -----------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A .........................................      (17,140,750)     (13,778,621)             --     (2,813,753)   (1,460,511)
   Class B .........................................          (15,027)         (37,751)             --       (140,422)      (13,194)
  Distributions in excess of net investment income
   Class A .........................................               --         (358,731)             --             --       (11,667)
   Class B .........................................               --           (7,535)             --             --          (889)
  Net realized gain on investments and foreign
   currency related transactions
   Class A .........................................     (200,697,619)    (146,944,706)     (1,015,732)   (14,369,551)   (7,495,631)
   Class B .........................................      (16,602,423)      (2,841,272)       (184,137)    (1,441,303)     (291,381)
                                                       -----------------------------------------------------------------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS ...............................     (234,455,819)    (163,968,616)     (1,199,869)   (18,765,029)   (9,273,273)
                                                       -----------------------------------------------------------------------------
 From Capital Share Transactions:
  Net increase /(decrease) in net assets from
   capital share transactions--Note 7 ..............      756,713,154      337,383,070     107,565,176     51,310,480    17,684,459
                                                       -----------------------------------------------------------------------------
 NET INCREASE /(DECREASE) IN NET ASSETS ............    1,086,186,817      455,916,777     119,263,775     57,748,442    22,674,560

 NET ASSETS:
 Beginning of year .................................    1,428,191,372      972,274,595              --     93,265,888    70,591,328
                                                       -----------------------------------------------------------------------------
 End of year* ......................................   $2,514,378,189   $1,428,191,372    $119,263,775   $151,014,330   $93,265,888
                                                       =============================================================================
+  Commencement of operations.

*  Includes undistributed /(overdistributed)
   net investment income of ........................   $      367,804   $           --    $         --   $         --   $     7,985


50

                                                              THE GUARDIAN            THE GUARDIAN            THE GUARDIAN
                                                             BAILLIE GIFFORD    BAILLE GIFFORD EMERGING    INVESTMENT QUALITY
                                                           INTERNATIONAL FUND         MARKETS FUND             BOND FUND
                                                       -----------------------------------------------------------------------------
                                                                                       PERIOD FROM
                                                         YEAR ENDED DECEMBER 31,    APRIL 2, 1997+ TO    YEAR ENDED DECEMBER 31,
                                                          1997            1996      DECEMBER 31, 1997     1997            1996
                                                       -----------------------------------------------------------------------------
INCREASE /(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) .....................   $   (25,976)    $   130,769     $    80,943     $ 4,216,366     $ 2,970,849
  Net realized gain /(loss) on investments and
   foreign currency related transactions ...........     4,071,149       1,013,178        (794,872)        486,008         (40,548)
  Net change in unrealized appreciation /
   (depreciation) of investments and foreign
   currency related transactions ...................     2,446,182       5,971,730      (1,037,899)      1,432,635      (1,670,508)
                                                       -----------------------------------------------------------------------------
    NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .....................     6,491,355       7,115,677      (1,751,828)      6,135,009       1,259,793
                                                       -----------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A .........................................            --        (150,910)        (76,816)     (4,216,366)     (2,970,849)
   Class B .........................................            --          (7,962)             --              --              --
  Distributions in excess of net investment income
   Class A .........................................      (630,995)       (208,284)             --              --              --
   Class B .........................................            --         (28,103)             --              --              --
  Net realized gain on investments and foreign
   currency related transactions
   Class A .........................................    (2,642,377)       (714,593)             --              --              --
   Class B .........................................      (250,985)        (40,907)             --              --              --
                                                       -----------------------------------------------------------------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS ...............................    (3,524,357)     (1,150,759)        (76,816)     (4,216,366)     (2,970,849)
                                                       -----------------------------------------------------------------------------
 From Capital Share Transactions:
  Net increase /(decrease) in net assets from
   capital share transactions--Note 7 ..............     9,394,500      10,395,287      25,309,692      46,222,148      (1,201,353)
                                                       -----------------------------------------------------------------------------
 NET INCREASE /(DECREASE) IN NET ASSETS ............    12,361,498      16,360,205      23,481,048      48,140,791      (2,912,409)

 NET ASSETS:
 Beginning of year .................................    60,905,969      44,545,764              --      50,793,921      53,706,330
                                                       -----------------------------------------------------------------------------
 End of year* ......................................   $73,267,467     $60,905,969     $23,481,048     $98,934,712     $50,793,921
                                                       =============================================================================
+  Commencement of operations.

*  Includes undistributed /(overdistributed)
   net investment income of ........................   $  (596,990)    $  (125,488)    $     6,300      $       --      $       --



                                                              The Guardian                     The Guardian
                                                             Tax-Exempt Fund               Cash Management Fund
                                                       ------------------------------------------------------------

                                                         Year Ended December 31,          Year Ended December 31,
                                                          1997            1996             1997            1996
                                                       ------------------------------------------------------------
INCREASE /(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income (loss) .....................   $ 1,910,755     $ 1,042,147     $  5,275,865     $ 3,589,650
  Net realized gain /(loss) on investments and
   foreign currency related transactions ...........       784,253          55,933               --              --
  Net change in unrealized appreciation /
   (depreciation) of investments and foreign
   currency related transactions ...................       954,910          95,313               --              --
                                                       ------------------------------------------------------------
    NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .....................     3,649,918       1,193,393        5,275,865       3,589,650
                                                       ------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income
   Class A .........................................    (1,910,755)     (1,042,148)      (5,094,586)     (3,542,728)
   Class B .........................................            --              --         (181,279)        (46,922)
  Distributions in excess of net investment income
   Class A .........................................            --              --               --              --
   Class B .........................................            --              --               --              --
  Net realized gain on investments and foreign
   currency related transactions
   Class A .........................................            --              --               --              --
   Class B .........................................            --              --               --              --
                                                       ------------------------------------------------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS ...............................    (1,910,755)     (1,042,148)      (5,275,865)     (3,589,650)
                                                       ------------------------------------------------------------
 From Capital Share Transactions:
  Net increase /(decrease) in net assets from
   capital share transactions--Note 7 ..............     6,435,964      21,532,694       47,587,885      20,886,793
                                                       ------------------------------------------------------------
 NET INCREASE /(DECREASE) IN NET ASSETS ............     8,175,127      21,683,939       47,587,885      20,886,793

 NET ASSETS:
 Beginning of year .................................    39,185,188      17,501,249       90,799,801      69,913,008
                                                       ------------------------------------------------------------
 End of year* ......................................   $47,360,315     $39,185,188     $138,387,686     $90,799,801
                                                       =============================================================
+  Commencement of operations.

*  Includes undistributed /(overdistributed)
   net investment income of ........................   $        --     $        --     $         --     $        --


See notes to financial statements.


                                                                                                                 51


--------------------------------------------------------------------------------
NOTES TO
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1997

THE PARK AVENUE PORTFOLIO

o THE GUARDIAN PARK AVENUE FUND
o THE GUARDIAN PARK AVENUE SMALL CAP FUND
o THE GUARDIAN ASSET ALLOCATION FUND
o THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
o THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
o THE GUARDIAN INVESTMENT QUALITY BOND FUND
o THE GUARDIAN TAX-EXEMPT FUND
o THE GUARDIAN CASH MANAGEMENT FUND

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

     The Park Avenue Portfolio (the Portfolio) is a diversified open end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. Shares of the Portfolio are offered in eight series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian Asset Allocation Fund
(GAAF); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund (GCMF). The series are collectively referred to herein as the "Funds".

     On April 2, 1997 each of GPASCF and GBGEMF sold 2,000,000 shares of beneficial interest to The Guardian Life Insurance Company of America for $20,000,000 each, to facilitate the commencement of operations.

     Prior to May 1, 1997, GAAF invested entirely in individual securities. Beginning May 1, 1997, GAAF implemented a gradual conversion to a "fund of funds" arrangement. As a fund of funds, GAAF invests the equity portion of its assets in GPAF, the debt portion of its assets in GIQBF and the cash portion in GCMF.

     GPAF, GPASCF, GAAF, GBGIF, GBGEMF, and GCMF (the Multiple Class Funds) offer two classes of shares. All shares existing prior to May 1, 1996, were classified as Class A shares. Class A shares are sold with an initial sales load of up to 4.50% and a continuing administrative fee of up to .25% on an annual basis. Class B shares are sold without an initial sales load but are subject to a distribution fee of .75% and an administrative fee of up to .25% on an annual basis, and a contingent deferred sales load (CDSL) of up to 4% imposed on certain redemptions. The two classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

     Equity and debt securities listed on domestic or foreign securities exchanges are valued at the last sales price of such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

     Certain debt securities may be valued each business day by an independent pricing service (Service) selected pursuant to procedures approved by the Board of Trustees. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Other securities, including securities for which market quotations are not readily available, such as certain mortgage-backed securities and restricted securities, are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

     Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act. Investment transactions are recorded on the date of purchase or sale.

     Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Security gains or losses are determined on the identified cost basis. Interest income, including amortization of premium and discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

     All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1997, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

     As of December 31, 1997, only GBGIF, GBGEMF and GPASCF are permitted to buy international securities that are not U.S. dollar denominated. GBGIF, GBGEMF and GPASCF's books and records are maintained in U.S. dollars as follows:

          (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

          (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations.

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain on foreign currencies. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain on foreign currencies. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency as of December 31, 1997 are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies based on the applicable exchange rate in effect at the end of the period.

Forward Foreign Currency Contracts

     GBGIF and GBGEMF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by GBGIF or GBGEMF. When a forward contract is closed, GBGIF or GBGEMF will record a realized gain or loss equal to the difference between the value of the forward contract at the time it was opened and the value at the time it was closed. Such amount is recorded in net realized gain or loss on foreign currencies. Neither Fund will enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

     Certain Funds may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non hedging purposes). Should interest or exchange rates or securities prices move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividends and Distributions to Shareholders

     Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF and GTEF, and declared and paid semi-annually for GPAF, GPASCF, GAAF, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

     All dividends or distributions to the shareholders are recorded on the ex-dividend date. Such distributions are determined in accordance with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income.

Federal Income Taxes

     Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

     At December 31, 1997, for federal income tax purposes, GIQBF had a net capital loss carryforward of $256,282 (of which $201,657 expires in 2002 and $54,625 expires in 2004). GTEF had a net capital loss carryforward of $365,939 (of which $157,357 expires in 2002 and $208,582 expires in 2003).

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

     During the year ended December 31, 1997, certain Portfolio Funds reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases (decreases) to the various capital accounts were as follows:

                                      UNDISTRIBUTED/     ACCUMULATED
                                    (OVERDISTRIBUTED)   NET REALIZED
                        PAID-IN      NET INVESTMENT    GAIN/(LOSS) ON
                        CAPITAL          INCOME          INVESTMENTS
                        -------      ---------------   --------------
        GPASCF            --          $ 41,076         $( 41,076)
        GAAF              --            32,090           (32,090)
        GBGIF             --           185,469          (185,469)
        GBGEMF            --             2,173            (2,173)

     The GAAF redesignated $141,295 of ordinary dividends as long term capital gain dividends.

NOTE 2. INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

     Guardian Investor Services Corporation (GISC) provides investment advisory services to each of the Funds (except GBGIF and GBGEMF) under an investment advisory agreement. Fees for investment advisory services are established under the terms of separate fee appendices to the agreement at an annual rate of .50% of the average daily net assets of each Fund, except for GAAF, which is subject to a contractual annual fee of .65% of its average daily net assets, and GPASCF, which pays GISC at an annual rate of .75% of its average daily net assets. GISC has agreed to a waiver of .15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds", so that GAAF's effective advisory fee is .50% of its average daily net assets. GISC voluntarily assumes a portion of the operating expenses that exceeds .75% of GIQBF and GTEF's respective average daily net assets and operating expenses that exceed .85% of GCMF's average daily net assets. For the year ended December 31, 1997, GISC voluntarily assumed $203,500, $128,648 and $338,957 of the ordinary operating expenses of GIQBF, GTEF and GCMF, respectively.

     The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Ltd. (GBG), a Scottish corporation formed through a joint venture between The Guardian Insurance & Annuity Company, Inc. (GIAC) and Baillie Gifford Overseas Ltd. (BG Overseas). GBG is responsible for the overall investment management of GBGIF and GBGEMF's portfolio, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As a compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of .80% and 1.00%, respectively, of their respective average daily net assets. One half of the fee for each of those Funds is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

     Trustees who are not deemed to be "interested persons" (as defined in the 1940 Act) are paid $500 per Fund for each meeting of the Board of Trustees. An annual fee of $1,000 per Fund was also paid to each such Trustee during such period. GISC pays compensation to the Trustees who are interested persons. Certain officers and Trustees of the Funds are affiliated with GISC.

     Dividend income in the GAAF includes $549,697 of dividends received from other Guardian mutual funds.

Administrative Services Agreement

     Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of both classes of shares, each of the Funds, except GPAF, pays GISC an administrative services fee at an annual rate of .25% of its average daily net assets. GPAF pays this fee at an annual rate of .25% of the average daily net assets for which a "dealer of record" has been designated. For the year ended December 31, 1997, GPAF Class A paid .16% of its average daily net assets.

NOTE 3. UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN

     The Portfolio has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Funds.

     For the year ended December 31, 1997, aggregate sales commissions for the purchase of capital shares were paid to GISC as compensation for services rendered as follows:

        FUND            COMMISSIONS        FUND         COMMISSIONS
        ----            -----------        ----         -----------
        GPAF            $6,829,208        GBGEMF         $  56,709
        GPASCF             799,501        GIQBF            154,467
        GAAF               688,854        GTEF              22,539
        GBGIF              209,911

     Under a Distribution Plan adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), each Multiple Class Fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to .75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of those Funds.

     GISC is entitled to retain any CDSL imposed on certain Class B share redemptions. For the year ended December 31, 1997, such charges were as follows:

        FUND                                                CLASS B
        ----                                                -------
        GPAF ..........................................    $101,089
        GPASCF ........................................       1,502
        GAAF ..........................................      12,496
        GBGIF .........................................       4,448
        GBGEMF ........................................         173
        GCMF ..........................................       2,723

NOTE 4. INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1997 were as follows:

--------------------------------------------------------------------------------
                                  GPAF                     GPASCF
--------------------------------------------------------------------------------
  PURCHASES                  $1,369,683,747             $114,071,954
  PROCEEDS                      901,517,669               15,513,455
--------------------------------------------------------------------------------
                                  GAAF                     GBGIF
--------------------------------------------------------------------------------
  PURCHASES                     $75,321,072              $41,041,629
  PROCEEDS                       50,975,506               36,556,162
--------------------------------------------------------------------------------
                                  GBGEMF                   GIQBF
--------------------------------------------------------------------------------
  PURCHASES                     $30,707,114             $263,723,209
  PROCEEDS                        7,793,509              215,138,278
--------------------------------------------------------------------------------
                                  GTEF
--------------------------------------------------------------------------------
  PURCHASES                     $91,742,680
  PROCEEDS                       85,449,605

     The cost of investments owned at December 31, 1997 for federal income tax purposes was the same as the cost for financial reporting purposes for the Funds. The gross unrealized appreciation and depreciation at December 31, 1997, were as follows:

                                  GPAF               GPASCF
                                  ----               ------
  Appreciation                $671,487,691         $16,476,111
  (Depreciation)               (27,643,778)         (5,959,005)
                              ------------         -----------
  NET UNREALIZED
   APPRECIATION               $643,843,913         $10,517,106
                              ============         ===========

                                 GAAF                GBGIF
                                 ----                ------
  Appreciation                $ 20,069,800         $15,850,528
  (Depreciation)                  (713,084)         (2,651,902)
                              ------------         -----------
  NET UNREALIZED
   APPRECIATION               $ 19,356,716         $13,198,626
                              ============         ===========

                                GBGEMF               GIQBF
                                ------               -----
  Appreciation                $  1,932,137         $ 1,068,623
  (Depreciation)                (2,974,324)           (267,962)
                              ------------         -----------
  NET UNREALIZED
   APPRECIATION/
   (DEPRECIATION)             $ (1,042,187)        $   800,661
                              ============         ===========

                                 GTEF
                                 ----
  NET UNREALIZED
   APPRECIATION               $  1,587,658
                              ============


     Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price (See Note 1). Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At December 31, 1997, GBGIF and GBGEMF had no open forward foreign currency contracts.

NOTE 5. REPURCHASE AGREEMENTS

     The collateral for repurchase agreements is either cash or fully negotiable U.S. Government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

NOTE 6. DEFERRED ORGANIZATION AND INITIAL OFFERING EXPENSES

     GPASCF and GBGEMF incurred $45,392 and $26,991, respectively, in connection with their organization and registration. Such expenses were advanced by GISC and were repaid by GPASCF and will be repaid by GBGEMF upon the completion of the first year of operations or when its net assets reach $50 million. Organization and initial offering expenses have been deferred and are being amortized on a straight-line method over a five year period, beginning with the commencement of operations of the Funds.

NOTE 7. SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into two classes, designated as Class A and Class B shares, except for GIQBF and GTEF, which only offer Class A shares. Transactions in shares of beneficial interest were as follows:



o THE GUARDIAN PARK AVENUE FUND

                                                       Year Ended December 31,                        Year Ended December 31,
                                                     1997                    1996                 1997                   1996
----------------------------------------------------------------------------------------------------------------------------------
                                                              Shares                                        Amount
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                       17,883,364              64,654,097          $799,066,805           $331,495,449
Shares issued in reinvestment of
 dividends and distributions                       4,641,797               4,095,860           208,919,318            154,626,271
Shares repurchased                                (9,104,998)            (60,643,315)         (403,755,099)          (184,533,351)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                      13,420,163               8,106,642          $604,231,024           $301,588,369
==================================================================================================================================
CLASS B
Shares sold                                        3,236,995                 893,821          $143,714,212           $ 33,652,331
Shares issued in reinvestment of
 dividends and distributions                         359,417                  73,790            16,167,277              2,826,851
Shares repurchased                                  (162,809)                (17,517)           (7,399,359)              (684,481)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                       3,433,603                 950,094          $152,482,130           $ 35,794,701
==================================================================================================================================

o THE GUARDIAN PARK AVENUE SMALL CAP FUND

                                                                                                  Period from April 2, 1997+
                                                                                                     to December 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Shares               Amount
----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                                                      7,627,273            $94,368,743
Shares issued in reinvestment of
 dividends and distributions                                                                        74,820              1,001,090
Shares repurchased                                                                                (365,908)            (5,041,538)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                                     7,336,185            $90,328,295
=================================================================================================================================
CLASS B
Shares sold                                                                                      1,358,653            $17,466,551
Shares issued in reinvestment of
 dividends and distributions                                                                        13,670                181,544
Shares repurchased                                                                                 (37,778)              (411,214)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                                     1,334,545            $17,236,881
==================================================================================================================================
+ Commencement of operations.




o THE GUARDIAN ASSET ALLOCATION FUND
                                                               Year Ended December 31,             Year Ended December 31,
                                                                1997            1996               1997               1996
-------------------------------------------------------------------------------------------------------------------------------
                                                                       Shares                               Amount
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                  2,726,033        3,920,241        $ 40,059,487        $ 16,989,447
Shares issued in reinvestment of
  dividends and distributions                                1,201,442          694,480          16,793,107           8,751,925
Shares repurchased                                            (988,551)      (3,602,476)        (14,336,286)        (13,059,740)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                 2,938,924        1,012,245        $ 42,516,308        $ 12,681,632
===============================================================================================================================

CLASS B
Shares sold                                                    550,382          372,449        $  7,896,309        $  4,745,296
Shares issued in reinvestment of
  dividends and distributions                                  109,733           23,657           1,525,775             302,802
Shares repurchased                                             (48,496)          (3,356)           (627,912)            (45,271)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                   611,619          392,750        $  8,794,172        $  5,002,827
===============================================================================================================================


o THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

                                                               Year Ended December 31,             Year Ended December 31,
                                                                1997            1996               1997               1996
-------------------------------------------------------------------------------------------------------------------------------
                                                                       Shares                               Amount
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                  1,128,171        2,612,878        $ 18,720,231        $ 13,437,950
Shares issued in reinvestment of
  dividends and distributions                                  199,985           71,249           3,205,710           1,078,788
Shares repurchased                                            (946,086)      (2,181,652)        (15,383,791)         (7,338,578)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                   382,070          502,475        $  6,542,150        $  7,178,160
===============================================================================================================================

CLASS B
Shares sold                                                    176,590          216,878        $  2,867,170        $  3,182,994
Shares issued in reinvestment of
  dividends and distributions                                   15,633            3,182             246,383              47,852
Shares repurchased                                             (16,447)            (897)           (261,203)            (13,719)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                   175,776          219,163        $  2,852,350        $  3,217,127
===============================================================================================================================


                                                                                                                             59


o THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
                                                                                                   Period from April 2, 1997+
                                                                                                      to December 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Shares             Amount
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                                                       2,336,844        $ 23,610,122
Shares issued in reinvestment of
 dividends and distributions                                                                          8,288              76,167
Shares repurchased                                                                                  (56,441)           (627,877)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                                      2,288,691        $ 23,058,412
===============================================================================================================================

CLASS B
Shares sold                                                                                         222,415        $  2,319,202
Shares repurchased                                                                                   (6,436)            (67,922)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                                        215,979        $  2,251,280
===============================================================================================================================



o THE GUARDIAN INVESTMENT QUALITY BOND FUND
                                                               Year Ended December 31,             Year Ended December 31,
                                                                1997            1996               1997               1996
-------------------------------------------------------------------------------------------------------------------------------
                                                                       Shares                               Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  5,848,887          809,831        $ 56,852,114        $  7,622,176
Shares issued in reinvestment of
 dividends and distributions                                   386,846          264,949           3,786,174           2,773,040
Shares repurchased                                          (1,484,591)      (1,210,664)        (14,416,140)        (11,596,569)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                      4,751,142         (135,884)       $ 46,222,148        $ (1,201,353)
===============================================================================================================================


o THE GUARDIAN TAX-EXEMPT FUND
                                                               Year Ended December 31,             Year Ended December 31,
                                                                1997            1996               1997               1996
-------------------------------------------------------------------------------------------------------------------------------
                                                                       Shares                               Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                    720,851        2,339,544        $  6,983,816        $ 22,165,990
Shares issued in reinvestment of
 dividends and distributions                                   191,773          105,473           1,862,173           1,003,876
Shares repurchased                                            (249,303)        (172,887)         (2,410,025)         (1,637,172)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                   663,321        2,272,130        $  6,435,964        $ 21,532,694
===============================================================================================================================

+ Commencement of operations

60




o THE GUARDIAN CASH MANAGEMENT FUND
                                                                                                   Year Ended December 31,
                                                                                                  1997                 1996
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Shares/@ $1 per share
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                                                     435,510,421         197,623,132
Shares issued in reinvestment of
  dividends and distributions                                                                     4,841,856           3,398,518
Shares repurchased                                                                             (396,046,079)       (182,717,426)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                                     44,306,198          18,304,224
===============================================================================================================================

CLASS B
Shares sold                                                                                       9,032,391           3,453,164
Shares issued in reinvestment of
  dividends and distributions                                                                       165,039              44,613
Shares repurchased                                                                               (5,915,743)           (915,208)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                                                      3,281,687           2,582,569
===============================================================================================================================



NOTE 8. LINE OF CREDIT

     A $20,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the year ended December 31, 1997, none of the Funds borrowed against this line of credit.

NOTE 9. SHAREHOLDER MEETING (UNAUDITED)

     On December 15, 1997, a special meeting of the shareholders of GIQBF was held.

     The shareholders of GIQBF approved amendments to two fundamental investment restrictions in order to permit GIQBF to have greater flexibility in managing its portfolio. The first amendment permits GAAF to invest a greater portion of its assets in particular issuers. The shareholder votes to approve that amendment were 7,094,256 FOR, 41,703 AGAINST and 88,137 ABSTAINING.

     Shareholders also approved an amendment to its fundamental investment restriction with respect to borrowing, to permit GIQBF to invest in reverse repurchase agreements and mortgage dollar rolls. The shareholder votes were 7,063,518 FOR, 64,635 AGAINST and 95,943 ABSTAINING.


================================================================================
           FINANCIAL HIGHLIGHTS
================================================================================

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                               NET REALIZED
                                                               & UNREALIZED
                                                              GAIN/(LOSS) ON
                                                                INVESTMENTS     INCREASE/               DISTRIBUTIONS
                                      NET ASSET       NET       AND FOREIGN    (DECREASE)   DIVIDENDS     IN EXCESS
                                        VALUE     INVESTMENT     CURRENCY         FROM      FROM NET       OF NET
                                      BEGINNING     INCOME/       RELATED      INVESTMENT  INVESTMENT    INVESTMENT
                                      OF PERIOD     (LOSS)     TRANSACTIONS    OPERATIONS    INCOME        INCOME
                                      ---------   ----------  --------------   ----------  ----------   -------------
THE GUARDIAN PARK AVENUE FUND
 CLASS A:
  Year ended 12/31/97                 $37.91         $0.40        $12.61          $13.01    $(0.39)          --
  Year ended 12/31/96                  33.97          0.42          8.41            8.83     (0.42)        $(0.01)
  Year ended 12/31/95                  26.89          0.33          8.87            9.20     (0.33)          --
  Year ended 12/31/94                  28.63          0.31         (0.72)          (0.41)    (0.31)          --
  Year ended 12/31/93                  25.17          0.50          4.56            5.06     (0.50)          --
  Year ended 12/31/92                  22.23          0.45          4.05            4.50     (0.44)          --
  Year ended 12/31/91                  18.26          0.65          5.71            6.36     (0.66)          --
  Year ended 12/31/90                  21.56          0.68         (3.28)          (2.60)    (0.70)          --
  Year ended 12/31/89                  20.46          0.92          3.88            4.80     (0.98)          --
  Year ended 12/31/88                  18.63          0.60          3.23            3.83     (0.55)          --
 CLASS B:
  Year ended 12/31/97                  37.90          0.00         12.54           12.54     (0.01)          --
  Period from 5/1/96+ to 12/31/96      36.26          0.05          6.10            6.15     (0.05)          --

THE GUARDIAN PARK AVENUE
 SMALL CAP FUND
 CLASS A:
  Period from 4/2/97+ to 12/31/97      10.00          0.00          3.91            3.91     --              --
 CLASS B:
  Period from 5/6/97+ to 12/31/97      10.57         (0.04)         3.28            3.24     --              --

THE GUARDIAN ASSET ALLOCATION FUND
 CLASS A:
  Year ended 12/31/97                  12.96          0.34          2.77            3.11     (0.34)          --
  Year ended 12/31/96                  12.19          0.23          1.96            2.19     (0.23)          --
  Year ended 12/31/95                  10.23          0.23          2.29            2.52     (0.23)          --
  Year ended 12/31/94                  10.98          0.28         (0.52)          (0.24)    (0.28)          --
  Period from 2/16/93+ to 12/31/93     10.00          0.19          1.02            1.21     (0.18)          --
CLASS B:
  Year ended 12/31/97                  12.92          0.17          2.77            2.94     (0.18)          --
  Period from 5/1/96+ to 12/31/96      12.61          0.04          1.50            1.54     (0.04)          --

+ Commencement of operations.

62


                                                                            RATIOS/SUPPLEMENTAL DATA
                                                      --------------------------------------------------------------------
                                  DISTRIBUTIONS                                                                  NET
                                       FROM      NET ASSET           NET ASSETS,                              INVESTMENT
                                   NET REALIZED   VALUE,               END OF         EXPENSES     EXPENSES  INCOME/(LOSS)
                                      GAIN ON    END OF     TOTAL      PERIOD        TO AVERAGE   SUBSIDIZED   TO AVERAGE
                                    INVESTMENT   PERIOD    RETURN* (000'S OMITTED) NET ASSETS (b)  BY GISC    NET ASSETS
                                   ----------- ---------  ------- --------------- -------------- ----------  ------------
THE GUARDIAN PARK AVENUE FUND
 CLASS A:
  Year ended 12/31/97                $(4.41)    $46.12     34.85%    $2,312,632         0.79%         --           0.95%
  Year ended 12/31/96                 (4.46)     37.91     26.49      1,392,186         0.79          --           1.19
  Year ended 12/31/95                 (1.79)     33.97     34.28        972,275         0.81          --           1.07
  Year ended 12/31/94                 (1.02)     26.89     (1.44)       640,917         0.84          --           1.15
  Year ended 12/31/93                 (1.10)     28.63     20.28        560,193         0.81          --           1.89
  Year ended 12/31/92                 (1.12)     25.17     20.48        335,660         0.68          --           1.94
  Year ended 12/31/91                 (1.73)     22.23     35.16        270,095         0.67          --           2.96
  Year ended 12/31/90                    --      18.26    (12.21)       216,457         0.69          --           3.51
  Year ended 12/31/89                 (2.72)     21.56     23.66        228,190         0.70          --           4.01
  Year ended 12/31/88                 (1.45)     20.46     20.78        176,000         0.69          --           2.82
 CLASS B:
  Year ended 12/31/97                 (4.41)     46.02     33.53        201,746         1.73          --           0.00
  Period from 5/1/96+ to 12/31/96     (4.46)     37.90     17.35         36,006         1.77 (a)      --           0.04(a)

THE GUARDIAN PARK AVENUE
 SMALL CAP FUND
 CLASS A:
  Period from 4/2/97+ to 12/31/97     (0.14)     13.77     39.16        101,016         1.36 (a)      --           0.04(a)
 CLASS B:
  Period from 5/6/97+ to 12/31/97     (0.14)     13.67     30.47         18,248         2.26 (a)      --           (1.01)(a

THE GUARDIAN ASSET ALLOCATION FUND
 CLASS A:
  Year ended 12/31/97                 (1.68)     14.05     24.44        136,948         0.95         0.19%         2.50
  Year ended 12/31/96                 (1.19)     12.96     18.74         88,190         1.30          --           1.91
  Year ended 12/31/95                 (0.33)     12.19     24.51         70,591         1.25          --           1.98
  Year ended 12/31/94                 (0.23)     10.23     (2.13)        54,875         1.30          --           2.72
  Period from 2/16/93+ to 12/31/93    (0.05)     10.98     12.16         50,200         1.29 (a)      --           2.07(a)
 CLASS B:
  Year ended 12/31/97                 (1.68)     14.00     23.09         14,066         2.04         0.19          1.50
  Period from 5/1/96+ to 12/31/96     (1.19)     12.92     12.07          5,075         2.39 (a)      --           0.70(a)




                                               AVERAGE
                                    PORTFOLIO  RATE OF
                                    TURNOVER  COMMISSIONS
                                      RATE     PAID (c)
                                    ------- -------------
THE GUARDIAN PARK AVENUE FUND
 CLASS A:
  Year ended 12/31/97                  50%     $0.0461
  Year ended 12/31/96                  81       0.0470
  Year ended 12/31/95                  78           --
  Year ended 12/31/94                  54           --
  Year ended 12/31/93                  46           --
  Year ended 12/31/92                  64           --
  Year ended 12/31/91                  57           --
  Year ended 12/31/90                  47           --
  Year ended 12/31/89                  47           --
  Year ended 12/31/88                  58           --
 CLASS B:
  Year ended 12/31/97                  50       0.0461
  Period from 5/1/96+ to 12/31/96      81       0.0470

THE GUARDIAN PARK AVENUE
 SMALL CAP FUND
 CLASS A:
  Period from 4/2/97+ to 12/31/97      25       0.0296
 CLASS B:
  Period from 5/6/97+ to 12/31/97 a)   25       0.0296

THE GUARDIAN ASSET ALLOCATION FUND
 CLASS A:
  Year ended 12/31/97                  58       0.0133
  Year ended 12/31/96                 122       0.0529
  Year ended 12/31/95                 219           --
  Year ended 12/31/94                 216           --
  Period from 2/16/93+ to 12/31/93    165           --
 CLASS B:
  Year ended 12/31/97                  58       0.0133
  Period from 5/1/96+ to 12/31/96     122       0.0529


 *   Excludes the effect of sales load.
(a)  Annualized.
(b)  After expenses subsidized by GISC.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.



=========================
FINANCIAL HIGHLIGHTS
=========================

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:


                                                          NET REALIZED
                                                          & UNREALIZED
                                                         GAIN/(LOSS) ON
                                                           INVESTMENTS   INCREASE/             DISTRIBUTIONS
                                    NET ASSET      NET     AND FOREIGN  (DECREASE)   DIVIDENDS   IN EXCESS
                                      VALUE    INVESTMENT   CURRENCY       FROM      FROM NET     OF NET
                                    BEGINNING    INCOME/     RELATED    INVESTMENT  INVESTMENT  INVESTMENT
                                    OF PERIOD    (LOSS)   TRANSACTIONS  OPERATIONS    INCOME      INCOME
                                    ------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD
 INTERNATIONAL FUND
  CLASS A:
   Year ended 12/31/97               $15.22       $0.02       $1.66       $1.68          --       $(0.16)
   Year ended 12/31/96                13.57        0.05        1.89        1.94      $(0.05)       (0.05)
   Year ended 12/31/95                13.01        0.04        1.40        1.44       (0.04)       (0.23)
   Year ended 12/31/94                13.19        0.01       (0.09)      (0.08)      (0.01)          --
   Period from 2/16/93+ to 12/31/93   10.00       (0.02)       3.32        3.30          --           --
  CLASS B:
   Year ended 12/31/97                15.12       (0.11)       1.52        1.41          --           --
   Period from 5/1/96+ to 12/31/96    14.71       (0.04)       0.76        0.72       (0.04)       (0.08)

THE GUARDIAN BAILLIE GIFFORD
 EMERGING MARKETS FUND
  CLASS A:
   Period from 4/2/97+ to 12/31/97    10.00        0.04       (0.63)      (0.59)      (0.03)          --
  CLASS B:
   Period from 5/6/97+ to 12/31/97    10.28       (0.09)      (0.89)      (0.98)         --           --

THE GUARDIAN INVESTMENT QUALITY
 BOND FUND
  CLASS A:
   Year ended 12/31/97                 9.70        0.58        0.21        0.79       (0.58)          --
   Year ended 12/31/96                10.00        0.55       (0.30)       0.25       (0.55)          --
   Year ended 12/31/95                 9.12        0.59        0.88        1.47       (0.59)          --
   Year ended 12/31/94                10.04        0.46       (0.90)      (0.44)      (0.46)          --
   Period from 2/16/93+ to 12/31/93   10.00        0.37        0.18        0.55       (0.37)          --

THE GUARDIAN TAX EXEMPT FUND
  CLASS A:
   Year ended 12/31/97                 9.61        0.44        0.38        0.82       (0.44)          --
   Year ended 12/31/96                 9.69        0.42       (0.08)       0.34       (0.42)          --
   Year ended 12/31/95                 8.86        0.44        0.83        1.27       (0.44)          --
   Year ended 12/31/94                10.20        0.40       (1.30)      (0.90)      (0.40)          --
   Period from 2/16/93+ to 12/31/93   10.00        0.34        0.40        0.74       (0.34)          --


64




                                     DISTRIBUTIONS
                                          FROM      NET ASSET
                                      NET REALIZED    VALUE,
                                         GAIN ON      END OF
                                       INVESTMENT     PERIOD
                                    --------------------------
THE GUARDIAN BAILLIE GIFFORD
 INTERNATIONAL FUND
  CLASS A:
   Year ended 12/31/97                   $(0.66)      $16.08
   Year ended 12/31/96                    (0.19)       15.22
   Year ended 12/31/95                    (0.61)       13.57
   Year ended 12/31/94                    (0.09)       13.01
   Period from 2/16/93+ to 12/31/93       (0.11)       13.19
  CLASS B:
   Year ended 12/31/97                    (0.66)       15.87
   Period from 5/1/96+ to 12/31/96        (0.19)       15.12

THE GUARDIAN BAILLIE GIFFORD
 EMERGING MARKETS FUND
  CLASS A:
   Period from 4/2/97+ to 12/31/97           --         9.38
  CLASS B:
   Period from 5/6/97+ to 12/31/97           --         9.30

THE GUARDIAN INVESTMENT QUALITY
 BOND FUND
  CLASS A:
   Year ended 12/31/97                       --         9.91
   Year ended 12/31/96                       --         9.70
   Year ended 12/31/95                       --        10.00
   Year ended 12/31/94                    (0.02)        9.12
   Period from 2/16/93+ to 12/31/93       (0.14)       10.04

THE GUARDIAN TAX EXEMPT FUND
  CLASS A:
   Year ended 12/31/97                       --         9.99
   Year ended 12/31/96                       --         9.61
   Year ended 12/31/95                       --         9.69
   Year ended 12/31/94                    (0.04)        8.86
   Period from 2/16/93+ to 12/31/93       (0.20)       10.20


                                                                              RATIOS/SUPPLEMENTAL DATA
                                               -------------------------------------------------------------------------------------
                                                                                                   NET
                                                NET ASSETS,                                   INVESTMENT                   AVERAGE
                                                   END OF          EXPENSES      EXPENSES    INCOME/(LOSS)   PORTFOLIO     RATE OF
                                      TOTAL        PERIOD         TO AVERAGE    SUBSIDIZED    TO AVERAGE     TURNOVER    COMMISSIONS
                                     RETURN*   (000'S OMITTED)  NET ASSETS (b)    BY GISC     NET ASSETS       RATE       PAID (c)
                                    ------------------------------------------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD
 INTERNATIONAL FUND
  CLASS A:
   Year ended 12/31/97                11.07%       $66,999          1.62%             --          0.07%         55%       $0.0235
   Year ended 12/31/96                14.33         57,593          1.70              --          0.29          39         0.0364
   Year ended 12/31/95                11.14         44,546          1.74              --          0.19          51             --
   Year ended 12/31/94                (0.55)        37,542          1.91              --          0.20          33             --
   Period from 2/16/93+ to 12/31/93   32.98         20,809          2.35(a)           --         (0.21)(a)       9             --
  CLASS B:
   Year ended 12/31/97                 9.37          6,268          2.91              --         (1.46)         55         0.0235
   Period from 5/1/96+ to 12/31/96     4.34          3,313          3.05(a)           --         (1.47)(a)      39         0.0364

THE GUARDIAN BAILLIE GIFFORD
 EMERGING MARKETS FUND
  CLASS A:
   Period from 4/2/97+ to 12/31/97    (5.86)        21,472          2.31(a)           --          0.61 (a)      36         0.0004
  CLASS B:
   Period from 5/6/97+ to 12/31/97    (9.71)         2,009          4.24(a)           --         (0.02)(a)      36         0.0004

THE GUARDIAN INVESTMENT QUALITY
 BOND FUND
  CLASS A:
   Year ended 12/31/97                 8.43         98,935          0.75            0.29%         5.94         313             --
   Year ended 12/31/96                 2.73         50,794          0.75            0.37          5.73         257             --
   Year ended 12/31/95                16.64         53,706          0.75            0.39          6.11         401             --
   Year ended 12/31/94                (4.50)        43,487          1.46              --          4.94         186             --
   Period from 2/16/93+ to 12/31/93    4.13         23,310          1.42(a)           --          3.68 (a)     167             --

THE GUARDIAN TAX EXEMPT FUND
  CLASS A:
   Year ended 12/31/97                 8.74         47,360          0.75            0.31          4.51         202             --
   Year ended 12/31/96                 3.62         39,185          0.75            0.60          4.96         240             --
   Year ended 12/31/95                14.59         17,501          0.75            0.79          4.66         194             --
   Year ended 12/31/94                (8.98)        15,967          1.09            0.47          4.26         107             --
   Period from 2/16/93+ to 12/31/93    5.55         21,135          1.36(a)           --          3.35 (a)     108             --

 +  Commencement of operations.
 *  Excludes the effect of sales load.
(a) Annualized.
(b) After expenses subsidized by GISC.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                                                                                                65



--------------------------
      FINANCIAL HIGHLIGHTS
--------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:



                                          NET ASSET        NET           DIVIDENDS
                                            VALUE      INVESTMENT        FROM NET
                                          BEGINNING      INCOME/        INVESTMENT
                                          OF PERIOD      (LOSS)           INCOME
                                          ---------    ----------       ----------
THE GUARDIAN CASH MANAGEMENT FUND
 CLASS A:
  Year ended 12/31/97                      $1.000         $0.047         $(0.047)
  Year ended 12/31/96                       1.000          0.045          (0.045)
  Year ended 12/31/95                       1.000          0.051          (0.051)
  Year ended 12/31/94                       1.000          0.034          (0.034)
  Year ended 12/31/93                       1.000          0.021          (0.021)
  Year ended 12/31/92                       1.000          0.030          (0.030)
  Year ended 12/31/91                       1.000          0.053          (0.053)
  Year ended 12/31/90                       1.000          0.076          (0.076)
  Year ended 12/31/89                       1.000          0.086          (0.086)
  Three months ended 12/31/88               1.000          0.024          (0.024)
  Year ended 9/30/88                        1.000          0.066          (0.066)

 CLASS B:
  Year ended 12/31/97                       1.000          0.047          (0.047)
  Period from 5/1/96+ to 12/31/96           1.000          0.028          (0.028)

 + Commencement of operations.




                                                                                        Ratios/Supplemental DATA
                                                                    --------------------------------------------------------------
                                                                                                                         NET
                                         NET ASSET                    NET ASSETS,                                     INVESTMENT
                                          VALUE,                        END OF           EXPENSES        EXPENSES    INCOME/(LOSS)
                                          END OF         TOTAL          PERIOD          TO AVERAGE      SUBSIDIZED    TO AVERAGE
                                          PERIOD        RETURN*     (000'S OMITTED)   NET ASSETS (C)      BY GISC     NET ASSETS
                                         ---------      -------     ---------------   --------------    ----------   -------------
THE GUARDIAN CASH MANAGEMENT FUND
 CLASS A:
  Year ended 12/31/97                      $1.000         4.81%         $132,523          0.85%            0.28%         4.71%
  Year ended 12/31/96                       1.000         4.62            88,217          0.90             0.30          4.62
  Year ended 12/31/95                       1.000         5.22            69,913          0.85             0.37          5.10
  Year ended 12/31/94                       1.000         3.48            56,730          0.87             0.50          3.54
  Year ended 12/31/93                       1.000         2.15            34,731          1.02             0.42          2.13
  Year ended 12/31/92                       1.000         3.06            37,780          0.70             0.44          3.01
  Year ended 12/31/91                       1.000         5.70            44,054          0.67             0.35          5.30
  Year ended 12/31/90                       1.000         7.91            47,153          0.65             0.41          7.57
  Year ended 12/31/89                       1.000         8.60            33,821          0.65             0.52          8.56
  Three months ended 12/31/88               1.000         2.40 (b)        21,961          1.00 (a)         0.38 (a)      7.63 (a)
  Year ended 9/30/88                        1.000         6.60            20,603          1.00             0.28          6.32

 CLASS B:
  Year ended 12/31/97                       1.000         4.81             5,864          0.85             1.10          4.71
  Period from 5/1/96+ to 12/31/96           1.000         2.81 (b)         2,583          1.16 (a)         0.59 (a)      4.43 (a)



  *   Excludes the effect of sales load.
 (a)  Annualized.
 (b)  Not annualized.
 (c)  After expenses subsidized by GISC.


============================
REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
===========================


BOARD OF TRUSTEES AND SHAREHOLDERS
THE PARK AVENUE PORTFOLIO


     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Park Avenue Portfolio (comprising, respectively, The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Asset Allocation Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund, The Guardian Investment Quality Bond Fund, The Guardian Tax-Exempt Fund and The Guardian Cash Management Fund) as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Park Avenue Portfolio at December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the indicated periods,in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP


New York, New York
February 9, 1998

o TRUSTEES

  Joseph D. Sargent -- Chair
  John C. Angle
  Frank J. Fabozzi, Ph.D.
  Arthur V. Ferrara, CLU
  Leo R. Futia, CLU
  William W. Hewitt, Jr.
  Sidney I. Lirtzman, Ph.D.
  Carl W. Schafer
  Robert G. Smith, Ph.D.

o OFFICERS

  Frank J. Jones -- President
  Charles E. Albers
  Kevin S. Alter
  Joseph A. Caruso
  Howard W. Chin
  Karen L. Dickinson
  Alexander M. Grant, Jr.
  Thomas R. Hickey, Jr.
  Edward H. Hocknell
  Jonathan C. Jankus
  Ann T. Kearney
  Larry A. Luxenberg
  R. Robin Menzies
  Nikolaos D. Monoyios
  John B. Murphy
  Frank L. Pepe
  Richard T. Potter, Jr.
  Marjorie A. Silverman
  Thomas G. Sorell
  Donald Sullivan, Jr.

  This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.

*    INVESTMENT ADVISER & DISTRIBUTOR

     Guardian Investor Services Corporation[R]
     201 Park Avenue South
     New York, New York 10003

*    CUSTODIAN OF ASSETS

     State Street Bank and Trust Company
     Custody Division
     1776 Heritages Drive
     North Quincy, Massachusetts 02171

*    SHAREHOLDER SERVICING AGENT, TRANSFER AGENT &
     DIVIDEND PAYING AGENT FOR STATE STREET BANK
     AND TRUST COMPANY

     National Financial Data Services
     Post Office Box 419611
     Kansas City, Missouri 64141-6611

*    INDEPENDENT AUDITORS

     Ernst & Young LLP
     787 Seventh Avenue
     New York, New York 10019


[GUARDIAN LOGO]

Guardian Investor Services Corporation[R]
201 Park Avenue South
New York, NY 10003


(c)1997 Guardian Investor Services Corporation

EB-011566 12/97


                                                   ANNUAL REPORT TO SHAREHOLDERS


                                      THE

                                  PARK AVENUE

                                   PORTFOLIO


--------------------------------------------------------------------------------

                                 ANNUAL REPORT
                                TO SHAREHOLDERS

                               DECEMBER 31, 1997

--------------------------------------------------------------------------------

*    The Guardian Park
     Avenue Fund

*    The Guardian Park
     Avenue Small Cap Fund

*    The Guardian
     Asset Allocation Fund

*    The Guardian
     Baillie Gifford
     International Fund

*    The Guardian
     Baillie Gifford
     Emerging Markets Fund

*    The Guardian
     Investment Quality
     Bond Fund

*    The Guardian
     Tax-Exempt Fund

*    The Guardian Cash
     Management Fund


[GUARDIAN LOGO]
Guardian Investor
Services Corporation[R]

*    INVESTMENT ADVISER & DISTRIBUTOR

     Guardian Investor Services Corporation[R]
     201 Park Avenue South
     New York, New York 10003

*    CUSTODIAN OF ASSETS

     State Street Bank and Trust Company
     Custody Division
     1776 Heritages Drive
     North Quincy, Massachusetts 02171

*    SHAREHOLDER SERVICING AGENT, TRANSFER AGENT &
     DIVIDEND PAYING AGENT FOR STATE STREET BANK
     AND TRUST COMPANY

     National Financial Data Services
     Post Office Box 419611
     Kansas City, Missouri 64141-6611

*    INDEPENDENT AUDITORS

     Ernst & Young LLP
     787 Seventh Avenue
     New York, New York 10019


o TRUSTEES

  Joseph D. Sargent -- Chair
  John C. Angle
  Frank J. Fabozzi, Ph.D.
  Arthur V. Ferrara, CLU
  Leo R. Futia, CLU
  William W. Hewitt, Jr.
  Sidney I. Lirtzman, Ph.D.
  Carl W. Schafer
  Robert G. Smith, Ph.D.

o OFFICERS

  Frank J. Jones -- President
  Charles E. Albers
  Kevin S. Alter
  Joseph A. Caruso
  Howard W. Chin
  Karen L. Dickinson
  Alexander M. Grant, Jr.
  Thomas R. Hickey, Jr.
  Edward H. Hocknell
  Jonathan C. Jankus
  Ann T. Kearney
  Larry A. Luxenberg
  R. Robin Menzies
  Nikolaos D. Monoyios
  John B. Murphy
  Frank L. Pepe
  Richard T. Potter, Jr.
  Marjorie A. Silverman
  Thomas G. Sorell
  Donald Sullivan, Jr.

  This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.

[GUARDIAN LOGO]

Guardian Investor Services Corporation[R]
201 Park Avenue South
New York, NY 10003

EB-011566M 12/97


------------------
BULK RATE MAIL
U.S. POSTAGE PAID
NEWARK, NJ
PERMIT NO. 45
------------------

                                                   ANNUAL REPORT TO SHAREHOLDERS


                                      THE

                                  PARK AVENUE

                                   PORTFOLIO


--------------------------------------------------------------------------------

                                 ANNUAL REPORT
                                TO SHAREHOLDERS

                               DECEMBER 31, 1997

--------------------------------------------------------------------------------

*    The Guardian Park
     Avenue Fund

*    The Guardian Park
     Avenue Small Cap Fund

*    The Guardian
     Asset Allocation Fund

*    The Guardian
     Baillie Gifford
     International Fund

*    The Guardian
     Baillie Gifford
     Emerging Markets Fund

*    The Guardian
     Investment Quality
     Bond Fund

*    The Guardian
     Tax-Exempt Fund

*    The Guardian Cash
     Management Fund


[GUARDIAN LOGO]
Guardian Investor
Services Corporation[R]